FILE NOS.     2-66906
                                                                        811-3006

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.
                        Post-Effective Amendment No. 59
                                     and/or
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 63
                        (Check appropriate box or boxes)

                             JOHN HANCOCK BOND TRUST
               (Exact Name of Registrant as Specified in Charter)
                             601 Congress Street
                        Boston, Massachusetts 02210-2805
                    (Address of Principal Executive Offices)
               Registrant's Telephone Number including Area Code
                                 (617) 663-4324

                           ALFRED P. OUELLETTE, ESQ.
                           John Hancock Advisers, LLC
                               601 Congress Street
                        Boston, Massachusetts 02210-2805
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[x]  on October 1, 2006 pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a) of Rule 485
[ ]  on (date) pursuant to paragraph (a) of Rule 485

if appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Graphic] John Hancock(R)
          --------------------------
          MUTUAL FUNDS


                                                       John Hancock Income Funds
--------------------------------------------------------------------------------
                                             CLASS A, CLASS B AND CLASS C SHARES

                                                                       Bond Fund
                                                          Government Income Fund
                                                                 High Yield Fund
                                                      Investment Grade Bond Fund
                                                           Strategic Income Fund
--------------------------------------------------------------------------------

Prospectus
10.1.2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

JOHN HANCOCK INCOME FUNDS
--------------------------------------------------------------------------------
Bond Fund                                                        4
Government Income Fund                                           6
High Yield Fund                                                  8
Investment Grade Bond Fund                                      10
Strategic Income Fund                                           12

YOUR ACCOUNT
--------------------------------------------------------------------------------
Choosing a share class                                          14
How sales charges are calculated                                14
Sales charge reductions and waivers                             15
Opening an account                                              17
Buying shares                                                   18
Selling shares                                                  19
Transaction policies                                            21
Dividends and account policies                                  23
Additional investor services                                    24

FUND DETAILS
--------------------------------------------------------------------------------
Business structure                                              25
Management biographies                                          26
Financial highlights                                            27
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                    BACK COVER

Overview
--------------------------------------------------------------------------------
John Hancock Income Funds

These funds seek current income without sacrificing total return. Some of the funds also invest for stability of principal. Each fund has its own strategy and its own risk profile.

Who may want to invest
These funds may be appropriate for investors who:

[_]  are seeking a regular stream of income

[_]  want to diversify their portfolios

[_] are seeking a mutual fund for the income portion of an asset allocation portfolio

[_]  are retired or nearing retirement

Income funds may NOT be appropriate if you:

[_]  are investing for maximum return over a long time horizon

[_]  require absolute stability of your principal

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm


All John Hancock income funds are advised by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of June 30, 2006, managed approximately $27 billion in assets.


FUND INFORMATION KEY
--------------------------------------------------------------------------------
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHIC] Goal and strategy

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC] Past performance

The fund's total return, measured year-by-year and over time.

[GRAPHIC] Main risks

The major risk factors associated with the fund.

[GRAPHIC] Your expenses

The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Bond Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all quality levels and maturities from many different issuers, potentially including U.S. dollar-denominated securities of foreign governments and corporations.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 returns as of 6-30-06: -0.88%
Best quarter: Q4 '00, 4.03%
Worst quarter: Q2 '04, -2.56%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


-----------------------------------------------------------
Class A calendar year total returns (without sales charges)
-----------------------------------------------------------
1996                4.05%
1997                9.66%
1998                7.50%
1999               -1.36%
2000               10.39%
2001                7.12%
2002                7.36%
2003                7.62%
2004                4.53%
2005                2.38%

-----------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-05
-----------------------------------------------------------------------------------------------------------------
                                                                      1 year      5 year     10 year     Life of
                                                                                                         Class C
-----------------------------------------------------------------------------------------------------------------
Class A before tax                                                    -2.22%      4.81%        5.38%           --
-----------------------------------------------------------------------------------------------------------------
Class A after tax on distributions                                    -3.84%      2.84%        2.99%           --
-----------------------------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale                         -1.45%      2.91%        3.07%           --
-----------------------------------------------------------------------------------------------------------------
Class B before tax                                                    -3.22%      4.71%        5.29%           --
-----------------------------------------------------------------------------------------------------------------
Class C before tax (began 10-1-98)                                     0.69%      5.04%           --         4.41%
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index                           2.37%      6.11%        6.17%        5.41%
-----------------------------------------------------------------------------------------------------------------

[GRAPHIC] MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

[_] Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

[_] If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_]  Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and therefore are paid by shareholders indirectly.

-----------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                            Class A      Class B     Class C
-----------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                                         4.50%         none        none
-----------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                              none(2)      5.00%        1.00%
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
Annual operating expenses                                                      Class A       Class B     Class C
-----------------------------------------------------------------------------------------------------------------
Management fee                                                                   0.50%        0.50%        0.50%
-----------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                            0.30%        1.00%        1.00%
-----------------------------------------------------------------------------------------------------------------
Other expenses                                                                   0.28%        0.28%        0.28%
-----------------------------------------------------------------------------------------------------------------
Total fund operating expenses                                                    1.08%        1.78%        1.78%
-----------------------------------------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


-----------------------------------------------------------------------------------------------------------------
Expenses                                              Year 1            Year 3           Year  5         Year 10
-----------------------------------------------------------------------------------------------------------------
Class A                                               $555              $778          $1,019              $1,708
-----------------------------------------------------------------------------------------------------------------
Class B with redemption                               $681              $860          $1,164              $1,910
-----------------------------------------------------------------------------------------------------------------
Class B without redemption                            $181              $560            $964              $1,910
-----------------------------------------------------------------------------------------------------------------
Class C with redemption                               $281              $560            $964              $2,095
-----------------------------------------------------------------------------------------------------------------
Class C without redemption                            $181              $560            $964              $2,095


(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------

SUBADVISER

MFC Global Investment Management (U.S.), LLC (formerly known as
Sovereign Asset Management LLC)

Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser


PORTFOLIO MANAGERS


Barry H. Evans, CFA
Joined fund team in 2002

Howard C. Greene, CFA
Joined fund team in 2002

Jeffrey N. Given, CFA
Joined fund team in 2006

Managers share investment strategy and decisions.

See page 26 for the management biographies.


FUND CODES
Class A    Ticker              JHNBX
           CUSIP               410223101
           Newspaper           BondA
           SEC number          811-2402
           JH fund number      21

Class B    Ticker              JHBBX
           CUSIP               410223309
           Newspaper           BondB
           SEC number          811-2402
           JH fund number      121

Class C    Ticker              JHCBX
           CUSIP               410223200
           Newspaper           --
           SEC number          811-2402
           JH fund number      521

Government Income Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. In pursuing these goals, the fund normally invests at least 80% of its assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities ("U.S. government securities"). There is no limit on the fund's average maturity.

U.S. government securities may be supported by:

[_] the full faith and credit of the United States government, such as Treasury bills, notes and bonds and Government National Mortgage Association Certificates

[_] the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Mortgage Corporation

[_] the credit of the instrumentality, such as obligations of the Federal National Mortgage Association.

The fund may invest in higher-risk securities, including U.S. dollar-denominated foreign government securities and asset-backed securities. It may also invest up to 10% of assets in foreign governmental high yield securities (junk bonds) rated as low as B and their unrated equivalents.

In managing the fund's portfolio, the managers consider interest rate trends to determine which types of bonds to emphasize at a given time. The fund typically favors mortgage-related securities when it anticipates that interest rates will be relatively stable, and favors U.S. Treasuries at other times. Because high yield bonds often respond to market movements differently from U.S. government bonds, the fund may use them to manage volatility.

The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in high-quality short-term securities. In these and other cases, the fund might not achieve its goal.

The fund has traded securities actively in the past, and may continue to do so, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC] PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2006 returns as of 6-30-06: -1.00%
Best quarter: Q3 '02, 5.44%
Worst quarter: Q1 '96, -2.73%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government agency bonds.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
1996                            2.14%
1997                            9.48%
1998                            8.74%
1999                           -2.47%
2000                           12.17%
2001                            6.66%
2002                           10.26%
2003                            1.09%
2004                            2.70%
2005                            1.73%

-------------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-05
-------------------------------------------------------------------------------------------------------------------
                                                                      1 year      5 year     10 year     Life of
                                                                                                          Class C
-------------------------------------------------------------------------------------------------------------------
Class A before tax                                                    -2.88%      3.47%        4.67%           --
-------------------------------------------------------------------------------------------------------------------
Class A after tax on distributions                                    -4.24%      1.79%        2.47%           --
-------------------------------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale                         -1.88%      1.94%        2.58%           --
-------------------------------------------------------------------------------------------------------------------
Class B before tax                                                    -3.91%      3.31%        4.53%           --
-------------------------------------------------------------------------------------------------------------------
Class C before tax (began 4-1-99)                                      0.00%      3.65%           --        4.09%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index                                  2.65%      5.39%        5.94%        5.80%

[GRAPHIC]  MAIN RISKS

The major factor in this fund's performance is interest rates. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

[_] If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

[_] Junk bonds and foreign securities could make the fund more sensitive to market or economic shifts in the U.S. and abroad.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_]  Certain derivatives could produce disproportionate losses.

Any governmental guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                                            Class A     Class B      Class C
-------------------------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                                                        4.50%        none         none
-------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                                             none(2)     5.00%       1.00%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses                                                                      Class A      Class B    Class C
-------------------------------------------------------------------------------------------------------------------------------
Management fee                                                                                  0.59%        0.59%       0.59%
-------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                           0.25%        1.00%       1.00%
-------------------------------------------------------------------------------------------------------------------------------
Other expenses                                                                                  0.28%        0.28%       0.28%
-------------------------------------------------------------------------------------------------------------------------------
Total fund operating expenses                                                                   1.12%        1.87%       1.87%
-------------------------------------------------------------------------------------------------------------------------------
Contractual management fee reduction (at least until 9-30-07)                                   0.04%        0.04%       0.04%
-------------------------------------------------------------------------------------------------------------------------------
Net annual operating expenses                                                                   1.08%        1.83%       1.83%
-------------------------------------------------------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


-------------------------------------------------------------------------------------------------------------------------------
Expenses                             Year 1                   Year 3           Year 5             Year 10
-------------------------------------------------------------------------------------------------------------------------------
Class A                              $555                     $786             $1,035              $1,748
-------------------------------------------------------------------------------------------------------------------------------
Class B with redemption              $686                     $884             $1,207              $1,991
-------------------------------------------------------------------------------------------------------------------------------
Class B without redemption           $186                     $584             $1,007              $1,991
-------------------------------------------------------------------------------------------------------------------------------
Class C with redemption              $286                     $584             $1,007              $2,187
-------------------------------------------------------------------------------------------------------------------------------
Class C without redemption           $186                     $584             $1,007              $2,187


(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------

SUBADVISER

MFC Global Investment Management (U.S.), LLC (formerly known as
Sovereign Asset Management LLC)

Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser


PORTFOLIO MANAGERS


Howard C. Greene, CFA
Joined fund team in 2006

Jeffrey N. Given, CFA
Joined fund team in 1998

Managers share investment strategy and decisions.

See page 26 for the management biographies.


FUND CODES
Class A    Ticker              JHGIX
           CUSIP               41014P854
           Newspaper           GvIncA
           SEC number          811-3006
           JH fund number      56

Class B    Ticker              TSGIX
           CUSIP               41014P847
           Newspaper           GvIncB
           SEC number          811-3006
           JH fund number      156

Class C    Ticker              TCGIX
           CUSIP               41014P797
           Newspaper           --
           SEC number          811-3006
           JH fund number      556

High Yield Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks high current income. Capital appreciation is a secondary goal. In pursuing these goals, the fund normally invests at least 80% of its assets in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents. These may include, but are not limited to, domestic and foreign corporate bonds, debentures and notes, convertible securities, preferred stocks, and domestic and foreign government obligations. No more than 10% of the fund's total assets may be invested in securities that are rated in default by S&P or by Moody's. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the manager concentrates on industry allocation and securities selection: deciding which types of industries to emphasize at a given time, and then which individual securities to buy. The manager uses top-down analysis to determine which industries may benefit from current and future changes in the economy.

In choosing individual securities, the manager uses bottom-up research to find securities that appear comparatively undervalued. The manager looks at the financial condition of the issuers as well as the collateralization and other features of the securities themselves. The fund typically invests in a broad range of industries.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 20% of its assets in U.S. and foreign common stocks of companies of any size.

In abnormal circumstances, the fund may temporarily invest extensively in investment grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 returns as of 6-30-06: 5.14%
Best quarter: Q2 '03, 14.14%
Worst quarter: Q3 '98, -17.88%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
1996                          15.96%
1997                          17.76%
1998                         -11.20%
1999                          10.91%
2000                          -7.40%
2001                           0.78%
2002                           0.44%
2003                           39.91%
2004                            9.00%
2005                            3.59%

------------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-05
------------------------------------------------------------------------------------------------------------------
                                                                      1 year      5 year     10 year     Life of
                                                                                                        Class C
------------------------------------------------------------------------------------------------------------------
Class A before tax                                                    -1.05%      8.85%        6.64%           --
------------------------------------------------------------------------------------------------------------------
Class A after tax on distributions                                    -3.69%      5.05%        2.49%           --
------------------------------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale                         -0.75%      5.15%        2.97%           --
------------------------------------------------------------------------------------------------------------------
Class B before tax                                                    -1.96%      8.76%        6.50%           --
------------------------------------------------------------------------------------------------------------------
Class C before tax (began 5-1-98)                                      1.85%      9.03%           --         3.17%
------------------------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index                               2.72%      8.39%        6.56%        4.94%

[GRAPHIC] MAIN RISKS

The major factors in the fund's performance are interest rate and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

Credit risk depends largely on the perceived financial health of bond issuers. In general, high yield bonds (also known as "junk bonds") have higher credit risks. Junk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

[_] Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

[_] If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

[_] Stock investments may go down in value due to stock market movements or negative company or industry events.

[_] Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_]  Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                             Class A      Class B      Class C
-------------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                                          4.50%       none        none
-------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                               none(2)      5.00%        1.00%
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Annual operating expenses                                                       Class A      Class B      Class C
-------------------------------------------------------------------------------------------------------------------
Management fee                                                                    0.52%        0.52%        0.52%
-------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                             0.25%        1.00%        1.00%
-------------------------------------------------------------------------------------------------------------------
Other expenses                                                                    0.24%        0.22%        0.24%
-------------------------------------------------------------------------------------------------------------------
Total fund operating expenses                                                     1.01%        1.74%        1.76%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


-------------------------------------------------------------------------------------------------------------------
Expenses                              Year 1             Year 3          Year 5          Year 10
-------------------------------------------------------------------------------------------------------------------
Class A                               $548              $757              $983            $1,638
-------------------------------------------------------------------------------------------------------------------
Class B with redemption               $677              $848            $1,144            $1,859
-------------------------------------------------------------------------------------------------------------------
Class B without redemption            $177              $548              $944            $1,859
-------------------------------------------------------------------------------------------------------------------
Class C with redemption               $279              $554              $954            $2,073
-------------------------------------------------------------------------------------------------------------------
Class C without redemption            $179              $554              $954            $2,073


(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------

SUBADVISER

MFC Global Investment Management (U.S.), LLC (formerly known as
Sovereign Asset Management LLC)

Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser


PORTFOLIO MANAGER

Arthur N. Calavritinos, CFA
Joined fund team in 1995

See page 26 for the management biographies.


FUND CODES
Class A    Ticker              JHHBX
           CUSIP               41014P839
           Newspaper              HiYldA
           SEC number          811-3006
           JH fund number      57

Class B    Ticker              TSHYX
           CUSIP               41014P821
           Newspaper              HiYldB
           SEC number          811-3006
           JH fund number      157

Class C    Ticker              JHYCX
           CUSIP               41014P813
           Newspaper           HiYldC
           SEC number          811-3006
           JH fund number      557

Investment Grade Bond Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity. In pursuing this goal, the fund normally invests at least 80% of its assets in investment grade bonds (securities rated from AAA to BBB). These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Although the fund may invest in bonds of any maturity, it maintains a dollar-weighted average maturity of between three and ten years.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of many different issuers, potentially including U.S. dollar-denominated securities of foreign governments and corporations.

The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes or other securities). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

In abnormal circumstances, the fund may temporarily invest extensively in investment grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund has traded securities actively in the past, and may continue to do so, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 returns as of 6-30-06: -0.92%
Best quarter: Q3 '01, 5.07%
Worst quarter: Q2 `04, -2.53%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Lehman Brothers Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment grade debt issues.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
1996                             3.32%
1997                             8.79%
1998                             8.58%
1999                            -1.06%
2000                            11.02%
2001                             7.23%
2002                             9.61%
2003                             4.62%
2004                             3.60%
2005                             1.59%

----------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-05
----------------------------------------------------------------------------------------------------------------
                                                   1 year       5 year       10 year                   Life of
                                                                                                       Class C
----------------------------------------------------------------------------------------------------------------
Class A before tax                                -2.94%         4.33%          5.18%                      --
----------------------------------------------------------------------------------------------------------------
Class A after tax on distributions                -4.38%         2.51%          2.91%                      --
----------------------------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale     -1.92%         2.59%          2.98%                      --
----------------------------------------------------------------------------------------------------------------
Class B before tax                                -4.04%         4.17%          5.05%                      --
----------------------------------------------------------------------------------------------------------------
Class C before tax (began 4-1-99)                 -0.14%         4.51%            --                      4.74%
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index               2.43%         5.87%          6.16%                     6.00%

[GRAPHIC] MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

[_] If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_]  Certain derivatives could produce disproportionate losses.

[_] Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                            Class A      Class B     Class C
----------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                                         4.50%         none        none
----------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                              none(2)      5.00%        1.00%
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
Annual operating expenses                                                      Class A       Class B     Class C
----------------------------------------------------------------------------------------------------------------
Management fee                                                                   0.40%        0.40%        0.40%
----------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                            0.25%        1.00%        1.00%
----------------------------------------------------------------------------------------------------------------
Other expenses                                                                   0.39%        0.39%        0.39%
----------------------------------------------------------------------------------------------------------------
Total fund operating expenses                                                    1.04%        1.79%        1.79%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------------------------
Expenses                             Year 1             Year 3           Year 5        Year 10
--------------------------------------------------------------------------------------------------
Class A                             $551                 $776              $998          $1,664
--------------------------------------------------------------------------------------------------
Class B with redemption             $628                 $863            $1,170          $1,908
--------------------------------------------------------------------------------------------------
Class B without redemption          $182                 $563              $970          $1,908
--------------------------------------------------------------------------------------------------
Class C with redemption             $282                 $563              $970          $2,105
--------------------------------------------------------------------------------------------------
Class C without redemption          $182                 $563              $970          $2,105

 (1)     A $4.00 fee will be charged for wire redemptions.

 (2) Except for investments of $1 million or more; see "How sales charges are calculated."


SUBADVISER

MFC Global Investment Management (U.S.), LLC (formerly known as
Sovereign Asset Management LLC)

Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services Inc.

Founded in 1979

Supervised by the adviser


PORTFOLIO MANAGERS

Barry H. Evans, CFA
Joined fund team in 1995

Howard C. Greene, CFA
Joined fund team in 2003

Jeffrey N. Given, CFA
Joined fund team in 1998

Managers share investment strategy and decisions.


See page 26 for the management biographies.


FUND CODES
Class A    Ticker              TAUSX
           CUSIP               41014P102
           Newspaper           InvGrBdA
           SEC number          811-3006
           JH fund number      55

Class B    Ticker              TSUSX
           CUSIP               41014P201
           Newspaper           InvGrBdB
           SEC number          811-3006
           JH fund number      155

Class C    Ticker              TCUSX
           CUSIP               41014P789
           Newspaper           --
           SEC number          811-3006
           JH fund number      555

Strategic Income Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

[_] foreign government and corporate debt securities from developed and emerging markets

[_]  U.S. government and agency securities

[_]  U.S. high yield bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment grade range (AAA to BBB). There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one sector.

Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/ reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal circumstances, the fund may temporarily invest extensively in investment grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 returns as of 6-30-06: 1.16%
Best quarter: Q2 '03, 7.11%
Worst quarter: Q2 '04, -3.25%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Index 1: Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

Index 2: Merrill Lynch AAA U.S. Treasury/Agency Master Index, an unmanaged index of fixed-rate U.S. Treasury and agency securities.

Index 3: Citigroup World Government Bond Index, an unmanaged index consisting of approximately 650 securities issued by 18 governments in various countries.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
1996                             11.62%
1997                             12.67%
1998                              5.41%
1999                              3.35%
2000                              1.14%
2001                              4.90%
2002                              7.30%
2003                             16.88%
2004                              8.75%
2005                              2.28%

----------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-05
----------------------------------------------------------------------------------------------------------------
                                                   1 year       5 year       10 year          Life of
                                                                                              Class C
----------------------------------------------------------------------------------------------------------------
Class A before tax                                 -2.34%        6.91%          6.83%              --
----------------------------------------------------------------------------------------------------------------
Class A after tax on distributions                 -4.68%        4.11%          3.70%              --
----------------------------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale      -1.54%        4.18%          3.84%              --
----------------------------------------------------------------------------------------------------------------
Class B before tax                                 -3.20%        6.86%          6.73%              --
----------------------------------------------------------------------------------------------------------------
Class C before tax (began 5-1-98)                   0.62%        7.16%           --              5.15%
----------------------------------------------------------------------------------------------------------------
Index 1                                             2.72%        8.39%          6.56%            4.94%
----------------------------------------------------------------------------------------------------------------
Index 2                                             2.64%        5.33%          5.91%            5.83%
----------------------------------------------------------------------------------------------------------------
Index 3                                            -6.88%        6.92%          4.99%            5.67%
----------------------------------------------------------------------------------------------------------------

[GRAPHIC] MAIN RISKS

The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

[_] Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.

[_] If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

[_] Stock investments may go down in value due to stock market movements or negative company or industry events.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_]  Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                            Class A      Class B     Class C
----------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                                         4.50%        none         none
----------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                              none(2)      5.00%        1.00%
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
Annual operating expenses                                                      Class A      Class B     Class C
----------------------------------------------------------------------------------------------------------------
Management fee                                                                   0.36%        0.36%        0.36%
----------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                            0.30%        1.00%        1.00%
----------------------------------------------------------------------------------------------------------------
Other expenses                                                                   0.22%        0.21%        0.22%
----------------------------------------------------------------------------------------------------------------
Total fund operating expenses                                                    0.88%        1.57%        1.58%
----------------------------------------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------------------------
Expenses                             Year 1             Year 3           Year 5        Year 10
--------------------------------------------------------------------------------------------------
Class A                             $536                 $718              $916          $1,486
--------------------------------------------------------------------------------------------------
Class B with redemption             $660                 $796            $1,055          $1,682
--------------------------------------------------------------------------------------------------
Class B without redemption          $160                 $496              $855          $1,682
--------------------------------------------------------------------------------------------------
Class C with redemption             $261                 $499              $860          $1,878
--------------------------------------------------------------------------------------------------
Class C without redemption          $161                 $499              $860          $1,878


(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

-------------------------------------------------------------------

SUBADVISER

MFC Global Investment Management (U.S.), LLC (formerly known as
Sovereign Asset Management LLC)

Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser


PORTFOLIO MANAGERS


Daniel S. Janis, III
Joined fund team in 1999
Primarily responsible for fund management and day-to-day purchase and sale decisions

John F. Iles
Joined fund team in 2005
Analysis of specific issuers pertaining to high yield and emerging markets

Barry H. Evans
Joined fund team in 2006
Analysis of global economic conditions

See page 26 for the management biographies.


FUND CODES
Class A    Ticker              JHFIX
           CUSIP               410227102
           Newspaper           StrIncA
           SEC number          811-4651
           JH fund number      91
Class B    Ticker              STIBX
           CUSIP               410227300
           Newspaper           StrIncB
           SEC number          811-4651
           JH fund number      191
Class C    Ticker              JSTCX
           CUSIP               410227888
           Newspaper           StrIncC
           SEC number          811-4651
           JH fund number      591

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
[_]  A front-end sales charge, as described at right.
[_] Distribution and service (12b-1) fees of 0.25% (0.30% for Bond and Strategic Income).

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
[_]  No front-end sales charge; all your money goes to work for you right away.
[_]  Distribution and service (12b-1) fees of 1.00%.
[_]  A deferred sales charge, as described on following page.
[_] Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
[_]  No front-end sales charge; all your money goes to work for you right away.
[_]  Distribution and service (12b-1) fees of 1.00%.
[_] A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
[_] No automatic conversion to Class A shares, so annual expenses continue at the Class C shares level throughout the life of your investment.




The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. Signature Services may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see "Sales Charge Reductions and Waivers" below).


For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other share classes of of the funds, which have their own expense structure, may be offered in separate prospectuses.



Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.


Additional payments to financial intermediaries
Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

[_]  directly, by the payment of sales commissions, if any and
[_]  indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provision of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                                          As a % of               As a % of
Your investment                     offering price*         your investment
--------------------------------------------------------------------------------
Up to $99,999                                4.50%                   4.71%
--------------------------------------------------------------------------------
$100,000 - $249,999                          3.75%                   3.90%
--------------------------------------------------------------------------------
$250,000 - $499,999                          2.75%                   2.83%
--------------------------------------------------------------------------------
$500,000 - $999,999                          2.00%                   2.04%
--------------------------------------------------------------------------------
$1,000,000 and over                      See below
--------------------------------------------------------------------------------

*Offering price is the net asset value per share plus any initial sales charge.

14 YOUR ACCOUNT

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock open-end mutual funds (John Hancock funds). To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial representative, or refer to the section entitled "Initial Sales Charge on Class A Shares" in a fund's SAI. You may request a SAI from your broker or financial representative, access the funds' Web site at www.jhfunds.com or call John Hancock Signature Services, Inc. (Signature Services), the funds' transfer agent at 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million+ investments
--------------------------------------------------------------------------------
                                              CDSC on shares
Your investment                                   being sold
--------------------------------------------------------------------------------
First $1M - $4,999,999                                 1.00%
--------------------------------------------------------------------------------
Next $1 - $5M above that                               0.50%
--------------------------------------------------------------------------------
Next $1 or more above that                             0.25%
--------------------------------------------------------------------------------

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                              CDSC on
Years after                               fund shares
purchase                                   being sold
--------------------------------------------------------------------------------
1st year                                        5.00%
--------------------------------------------------------------------------------
2nd year                                        4.00%
--------------------------------------------------------------------------------
3rd year                                        3.00%
--------------------------------------------------------------------------------
4th year                                        3.00%
--------------------------------------------------------------------------------
5th year                                        2.00%
--------------------------------------------------------------------------------
6th year                                        1.00%
--------------------------------------------------------------------------------
After 6th year                                  none
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
                                             CDSC on
Years after                              fund shares
purchase                                  being sold
--------------------------------------------------------------------------------
1st year                                        1.00%
--------------------------------------------------------------------------------
After 1st year                                  none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

[_] Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

[_] Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $100,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include Accumulations and Combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges

                                                                 YOUR ACCOUNT 15
     listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

[_] Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, or obligation to invest (although initial investments must total at least $250 per account opened), and individual investors may close their accounts at any time.

To utilize this program you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

[_]  to make payments through certain systematic withdrawal plans

[_] certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs

[_] for redemptions pursuant to a fund's right to liquidate an account less than $1,000
[_] for redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock
[_]  to make certain distributions from a retirement plan
[_]  because of shareholder death or disability.

To utilize a waiver you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed within 120 days without a sales charge, as long as Signature Services or your financial representative is noti-fied before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

[_] selling brokers and their employees and sales representatives (and their Immediate Families, as defined in the SAI)
[_] financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds, LLC
[_] fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Families, as defined in the SAI)
[_] individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA
[_] individuals converting assets held in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a Roth IRA
[_] participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)
[_] participants in certain 529 plans that have a signed agreement with John Hancock Funds, LLC (one-year CDSC may apply)

[_] certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs.

To utilize a waiver you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

[_] exchanges from one John Hancock Fund to the same class of any other John Hancock Fund (see "Transaction Policies" in this prospectus for additional details).
[_] dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details).

16 YOUR ACCOUNT

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
     [_]  non-retirement account: $1,000
     [_]  retirement account: $500
     [_]  group investments: $250
     [_] Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 each month
     [_] there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock Funds, LLC.

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

     For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth and social security number.

     For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.


                                                                 YOUR ACCOUNT 17

------------------------------------------------------------------------------------------------------------------------------------
Buying shares
------------------------------------------------------------------------------------------------------------------------------------
                  Opening an account                                         Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]        |_|   Make out a check for the investment amount,          |_|   Make out a check for the investment amount
                        payable to "John Hancock Signature Services, Inc."         payable to "John Hancock Signature Services,
                                                                                   Inc."
                  |_|   Deliver the check and your completed application
                        to your financial representative, or mail them to    |_|   Fill out the detachable investment slip from the
                        Signature Services (address below).                        account statement. If no slip is available,
                                                                                   include a note specifying the fund name, your
                                                                                   share class, your account number and the name(s)
                                                                                   in which the account is registered.

                                                                             |_|   Deliver the check and your investment slip or
                                                                                   note to your financial representative or mail
                                                                                   them to Signature Services (address below).
------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]        |_|   Call your financial representative or Signature      |_|   Log on to www.jhfunds.com to process exchanges
                        Services to request an exchange.                           between funds.

                                                                             |_|   Call EASI-Line for automated service 24 hours a
                                                                                   day using your touch-tone phone at
                                                                                   1-800-338-8080.

                                                                             |_|   Call your financial representative or Signature
                                                                                   Services to request an exchange.
------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]        |_|   Deliver your completed application to your           |_|   Obtain wiring instructions by calling Signature
                        financial representative, or mail it to Signature          Services at 1-800-225-5291.
                        Services.
                                                                             |_|   Instruct your bank to wire the amount of your
                  |_|   Obtain your account number by calling your                 investment.
                        financial representative or Signature Services.
                                                                             Specify the fund name, your choice of share class,
                  |_|   Obtain wiring instructions by calling Signature      your account number and the name(s) in which the
                        Services at 1-800-225-5291.                          account is registered. Your bank may charge a fee to
                                                                             wire funds.
                  |_|   Instruct your bank to wire the amount of your
                        investment

                  Specify the fund name, the share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]        See "By exchange" and "By wire."                           |_|   Verify that your bank or credit union is a member
                                                                                   of the Automated Clearing House (ACH) system.

                                                                             |_|   Complete the "Bank Information" section on your
                                                                                   account application.

                                                                             |_|   Log on to www.jhfunds.com to initiate purchases
                                                                                   using your authorized bank account.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]       See "By exchange" and "By wire."                            |_|   Verify that your bank or credit union is a member
                                                                                   of the Automated Clearing House (ACH) system.

                                                                             |_|   Complete the "Bank Information" section on your
                                                                                   account application.

                                                                             |_|   Call EASI-Line for automated service 24 hours a
                                                                                   day using your touch-tone phone at
                                                                                   1-800-338-8080.

                                                                             |_|   Call your financial representative or call
                                                                                   Signature Services between 8 A.M. and 7 P.M.
                                                                                   Eastern Time on most business days.

                                                                             To open or add to an account using the Monthly
                                                                             Automatic Accumulation Program, see "Additional
                                                                             investor services."

---------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions
and assistance.
---------------------------------------------------------

18 YOUR ACCOUNT

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Selling shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                             To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]        |_|   Accounts of any type.                                |_|   Write a letter of instruction or complete a stock
                                                                                   power indicating the fund name, your share class,
                  |_|   Sales of any amount.                                       your account number, the name(s) in which the
                                                                                   account is registered and the dollar value or
                                                                                   number of shares you wish to sell.

                                                                             |_|   Include all signatures and any additional
                                                                                   documents that may be required (see next page).

                                                                             |_|   Mail the materials to Signature Services.

                                                                             |_|   A check will be mailed to the name(s) and address
                                                                                   in which the account is registered, or otherwise
                                                                                   according to your letter of instruction.
------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]        |_|   Most accounts.                                       |_|   Log on to www.jhfunds.com to initiate redemptions
                                                                                   from your funds.
                  |_|   Sales of up to $100,000.
------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]        |_|   Most accounts.                                       |_|   Call EASI-Line for automated service 24 hours a
                                                                                   day using your touch-tone phone at
                  |_|   Sales of up to $100,000.                                   1-800-338-8080.

                                                                             |_|   Call your financial representative or call
                                                                                   Signature Services between 8 A.M. and 7 P.M.
                                                                                   Eastern Time on most business days.
------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]        |_|   Requests by letter to sell any amount.               |_|   To verify that the Internet or telephone
                                                                                   redemption privilege is in place on an account,
                  |_|   Requests by Internet or phone to sell up                   or to request the form to add it to an existing
                        to $100,000.                                               account, call Signature Services.

                                                                             |_|   Amounts of $1,000 or more will be wired on the
                                                                                   next business day. A $4 fee will be deducted from
                                                                                   your account.

                                                                             |_|   Amounts of less than $1,000 may be sent by EFT or
                                                                                   by check. Funds from EFT transactions are
                                                                                   generally available by the second business day.
                                                                                   Your bank may charge a fee for this service.
------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]        |_|   Accounts of any type.                                |_|   Obtain a current prospectus for the fund into
                                                                                   which you are exchanging by Internet or by
                  |_|   Sales of any amount.                                       calling your financial representative or
                                                                                   Signature Services.

                                                                             |_|   Log on to www.jhfunds.com to process exchanges
                                                                                   between your funds.

                                                                             |_|   Call EASI-Line for automated service 24 hours a
                                                                                   day using your touch-tone phone at
                                                                                   1-800-338-8080.

                                                                             |_|   Call your financial representative or Signature
                                                                                   Services to request an exchange.



                                                                 YOUR ACCOUNT 19

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

|_|  your address of record has changed within the past 30 days.

|_| you are selling more than $100,000 worth of shares -- this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock.

|_| you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------------------------------
Seller                                                Requirements for written requests       [Clip Art]
--------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts     |_|   Letter of instruction.
(custodial accounts for minors).
                                                      |_|   On the letter, the signatures of all persons
                                                            authorized to sign for the account, exactly
                                                            as the account is registered.

                                                      |_|   Medallion signature guarantee if applicable
                                                            (see above).

--------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general     |_|   Letter of instruction.
partner or association accounts.
                                                      |_|   Corporate business/organization resolution,
                                                            certified within the past 12 months, or a
                                                            John Hancock Funds business/organization
                                                            certification form.

                                                      |_|   On the letter and the resolution, the
                                                            signature of the person(s) authorized to
                                                            sign for the account.


                                                      |_|   Medallion signature guarantee if applicable
                                                            (see above).

--------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts.                 |_|   Letter of instruction.

                                                      |_|   On the letter, the signature(s) of the
                                                            trustee(s).

                                                      |_|   Copy of the trust document certified within
                                                            the past 12 months or a John Hancock Funds
                                                            trust certification form.


                                                      |_|   Medallion signature guarantee if applicable
                                                            (see above).

--------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of             |_|   Letter of instruction signed by surviving
survivorship with a deceased co-tenant(s).                  tenant.

                                                      |_|   Copy of death certificate.


                                                      |_|   Medallion signature guarantee if applicable
                                                            (see above).

                                                      |_|   Inheritance tax waiver (if applicable).

--------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                     |_|   Letter of instruction signed by executor.

                                                      |_|   Copy of order appointing executor, certified
                                                            within the past 12 months.


                                                      |_|   Medallion signature guarantee if applicable
                                                            (see above).

                                                      |_|   Inheritance tax waiver (if applicable).

--------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other     |_|   Call 1-800-225-5291 for instructions.
sellers or account types not listed above.
--------------------------------------------------------------------------------------------------------

                                                      To sell shares through a systematic
                                                      withdrawal plan, see "Additional investor
                                                      services."


---------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions
and assistance.
---------------------------------------------------------

20 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Each fund generally values its portfolio of fixed-income securities, equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available, or are considered by the Adviser to be unreliable, a fund will use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line (1-800-338-8080), accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

                                                                 YOUR ACCOUNT 21

Exchange limitation policies The funds' board of trustees has adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modi-fied for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the funds.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase a fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

|_| A fund that invests a significant portion of its assets in below investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

|_| A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

|_| A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

22 YOUR ACCOUNT

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

|_| after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance.
|_|  after any changes of name or address of the registered owner(s).
|_|  in all other circumstances, every quarter.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Most of these funds' dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your account may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

                                                                 YOUR ACCOUNT 23

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

|_|  Complete the appropriate parts of your account application.
|_| If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

|_|  Make sure you have at least $5,000 worth of shares in your account.
|_| Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
|_| Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
|_| Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
|_| Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The funds' portfolio securities disclosure policy can be found in each fund's SAI and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one-month lag and is available on the funds' Web site until a fund files its next form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

24 YOUR ACCOUNT

Fund details

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BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock income funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Government Income, High Yield and Investment Grade Bond funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Bond, Government Income, High Yield and Investment Grade Bond funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.


Subadviser MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)") subadvises each of the funds. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2006, had total assets under management of approximately $26 billion.


Management fees The management fees paid to the investment adviser by the John Hancock income funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                                         % of net assets
--------------------------------------------------------------------------------
Bond                                                                     0.50%
--------------------------------------------------------------------------------
Government Income                                                        0.55%*
--------------------------------------------------------------------------------
High Yield                                                               0.52%
--------------------------------------------------------------------------------
Investment Grade Bond                                                    0.40%
--------------------------------------------------------------------------------
Strategic Income                                                         0.36%

*After expense reimbursement.

A discussion regarding the basis for the board of trustees, approving each fund's investment advisory agreement, is available in each fund's annual report to shareholders dated May 31, 2006.

                                                      ------------
                                                      Shareholders
                                                      ------------

                                      --------------------------------------------
                                              Financial services firms and
  Distribution and                                 their representatives
shareholder services
                                       Advise current and prospective shareholders
                                            on their fund investments, often
                                      in the context of an overall financial plan.
                                      --------------------------------------------

  -------------------------------------------                          -------------------------------------------------
             Principal distributor                                                       Transfer agent

            John Hancock Funds, LLC                                          John Hancock Signature Services, Inc.

    Markets the fund and distributes shares                             Handles shareholder services, including record-
  through selling brokers, financial planners                          keeping and statements, distribution of dividends
      and other financial representatives.                                 and processing of buy and sell requests.
  -------------------------------------------                          -------------------------------------------------


---------------------------------       ---------------------------------      -------------------------------------
          Subadviser                            Investment adviser                          Custodian

    MFC Global Investment                   John Hancock Advisers, LLC                 The Bank of New York
    Management (U.S.), LLC                     601 Congress Street                       One Wall Street
    101 Huntington Avenue                   Boston, MA 02210-2805                     New York, NY 10286                    Asset
     Boston, MA 02199                                                                                                     management
                                          Manages the fund's business and       Holds the fund's assets, settles all
 Provides portfolio management                investment activities.          portfolio trades and collects most of
        to the funds.                                                            the valuation data required for
                                                                                   calculating each fund's NAV.
---------------------------------       ---------------------------------      -------------------------------------

                                           ------------------------------
                                                      Trustees

                                           Oversee the funds' activities.
                                           ------------------------------

                                                                 FUND DETAILS 25

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock income funds. It is a brief summary of their business careers over the past five years. The Statement of Additional Information for each fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund, and their ownership of fund shares, if any.


Arthur N. Calavritinos, CFA                       Jeffrey N. Given, CFA                       John F. Iles
-----------------------------------               -----------------------------------         -----------------------------------
Senior vice president, MFC Global                 Vice president, MFC Global Investment       Vice president, MFC Global
  Investment Management (U.S.), LLC                 Management (U.S.), LLC                      Investment Management (U.S.), LLC
Joined subadviser in 2005                         Joined subadviser in 2005                   Joined subadviser in 2005
Vice president, John Hancock                      Second vice president, John Hancock         Vice president, John Hancock
  Advisers, LLC (1988-2005)                         Advisers, LLC (1993-2005)                    Advisers, LLC (1999-2005)
Began business career in 1986                     Began business career in 1993               Began business career in 1984


Barry H. Evans, CFA                               Howard C. Greene, CFA                       Daniel S. Janis, III
-----------------------------------               -----------------------------------         -----------------------------------
President and Chief Fixed-Income                  Senior vice president, MFC Global           Senior vice president, MFC Global
  Officer, MFC Global Investment                    Investment Management (U.S.), LLC           Investment Management (U.S.), LLC
  Management (U.S.), LLC                          Joined subadviser in 2005                   Joined subadviser in 2005
Joined subadviser in 2005                         Senior vice president, John Hancock         Vice president, John Hancock
Senior vice president, chief fixed-income           Advisers, LLC (2002-2005)                   Advisers, LLC (1999-2005)
  officer and chief operating officer,            Vice president, Sun Life Financial          Began business career in 1984
  John Hancock Advisers, LLC (1986-2005)            Services Company of Canada (1987-2002)
Began business career in 1986                     Began business career in 1979


26 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Bond Fund

Figures for the years ended 5-31-03, 5-31-04, 5-31-05 and 5-31-06 were audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED                                  5-31-02(1,2)    5-31-03        5-31-04         5-31-05       5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.69          $14.71         $15.69          $14.98        $15.30
Net investment income(3)                                       0.82            0.72           0.70            0.67          0.68
Net realized and unrealized gain (loss) on investments         0.06            1.02          (0.65)           0.38         (0.74)
Total from investment operations                               0.88            1.74           0.05            1.05         (0.06)
Less distributions
From net investment income                                    (0.86)          (0.76)         (0.76)          (0.73)        (0.72)
From capital paid-in                                             --              --             --              --         (0.01)
                                                              (0.86)          (0.76)         (0.76)          (0.73)        (0.73)
Net asset value, end of period                               $14.71          $15.69         $14.98          $15.30        $14.51
Total return(4) (%)                                            6.10           12.26           0.31             7.11(5)     (0.45)(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $1,144          $1,192         $1,047          $1,012          $899
Ratio of expenses to average net assets (%)                    1.11            1.12           1.09            1.05          1.07
Ratio of gross expenses to average net assets(6) (%)             --              --             --            1.06          1.08
Ratio of net investment income to average net assets (%)       5.51            4.84           4.55            4.41          4.56
Portfolio turnover (%)                                          189             273            241             139           135

CLASS B SHARES PERIOD ENDED                                  5-31-02(1,2)    5-31-03        5-31-04         5-31-05       5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.69          $14.71         $15.69          $14.98        $15.30
Net investment income(3)                                       0.72            0.62           0.59            0.57          0.58
Net realized and unrealized gain (loss) on investments         0.06            1.02          (0.65)           0.37         (0.74)
Total from investment operations                               0.78            1.64          (0.06)           0.94         (0.16)
Less distributions
From net investment income                                    (0.76)          (0.66)         (0.65)          (0.62)        (0.62)
From capital paid-in                                             --              --             --              --         (0.01)
                                                              (0.76)          (0.66)         (0.65)          (0.62)        (0.63)
Net asset value, end of period                               $14.71          $15.69         $14.98          $15.30        $14.51
Total return(4) (%)                                            5.37           11.48          (0.39)           6.37(5)      (1.14)(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $236            $233           $164            $128           $87
Ratio of expenses to average net assets (%)                    1.81            1.82           1.79            1.75          1.77
Ratio of gross expenses to average net assets(6) (%)             --              --             --            1.76          1.78
Ratio of net investment income to average net assets (%)       4.81            4.15           3.84            3.70          3.84
Portfolio turnover (%)                                          189             273            241             139           135


                                                                 FUND DETAILS 27

CLASS C SHARES PERIOD ENDED                                  5-31-02(1,2)    5-31-03        5-31-04         5-31-05       5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.69          $14.71         $15.69          $14.98        $15.30
Net investment income(3)                                       0.72            0.62           0.59            0.57          0.58
Net realized and unrealized gain (loss) on investments         0.06            1.02          (0.64)           0.37         (0.74)
Total from investment operations                               0.78            1.64          (0.05)           0.94         (0.16)
Less distributions
From net investment income                                    (0.76)          (0.66)         (0.66)          (0.62)        (0.62)
From capital paid-in                                             --              --             --              --         (0.01)
                                                              (0.76)          (0.66)         (0.66)          (0.62)        (0.63)
Net asset value, end of period                               $14.71          $15.69         $14.98          $15.30        $14.51
Total return(4) (%)                                            5.36           11.48          (0.39)           6.37(5)      (1.14)(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $44             $45            $32             $28           $24
Ratio of expenses to average net assets (%)                    1.81            1.82           1.79            1.75          1.77
Ratio of gross expenses to average net assets(6) (%)             --              --             --            1.76          1.78
Ratio of net investment income to average net assets (%)       4.81            4.15           3.84            3.71          3.86
Portfolio turnover (%)                                          189             273            241             139           135

(1)  Audited by previous auditor.
(2) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains per share by $0.04 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.81%, 5.11% and 5.09% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total return would have been lower had certain expenses not been reduced during the period shown.
(6)  Does not take into effect expense reductions during the period shown.


28 FUND DETAILS

Government Income Fund

Figures for the year ended 5-31-06 audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED                                  5-31-02(1,2)    5-31-03(1)     5-31-04(1)      5-31-05(1)    5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.06           $9.21          $9.82           $9.16         $9.26
Net investment income(3)                                      0.47            0.36           0.30            0.33          0.36
Net realized and unrealized gain (loss) on investments        0.19            0.65          (0.61)           0.15         (0.45)
Total from investment operations                              0.66            1.01          (0.31)           0.48         (0.09)
Less distributions
From net investment income                                   (0.51)          (0.40)         (0.35)          (0.38)        (0.38)
Net asset value, end of period                               $9.21           $9.82          $9.16           $9.26         $8.79
Total return(4,5) (%)                                         7.37           11.12          (3.13)           5.31         (0.99)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $532            $565           $456            $415          $349
Ratio of expenses to average net assets (%)                   1.04            1.04           1.07            1.07          1.08
Ratio of gross expenses to average net assets(6) (%)          1.17            1.17           1.17            1.12          1.12
Ratio of net investment income to average net assets (%)      5.04            3.76           3.20            3.57          4.00
Portfolio turnover (%)                                         110             400            411             316           209

CLASS B SHARES PERIOD ENDED                                  5-31-02(1,2)    5-31-03(1)     5-31-04(1)      5-31-05(1)    5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.06           $9.21          $9.82           $9.16         $9.26
Net investment income(3)                                      0.40            0.28           0.23            0.26          0.29
Net realized and unrealized gain (loss) on investments        0.19            0.65          (0.61)           0.15         (0.44)
Total from investment operations                              0.59            0.93          (0.38)           0.41         (0.15)
Less distributions
From net investment income                                   (0.44)          (0.32)         (0.28)          (0.31)        (0.32)
Net asset value, end of period                               $9.21           $9.82          $9.16           $9.26         $8.79
Total return(4,5) (%)                                         6.57           10.30          (3.85)           4.53         (1.73)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $86            $128            $63             $44           $28
Ratio of expenses to average net assets (%)                   1.79            1.79           1.82            1.82          1.83
Ratio of gross expenses to average net assets(6) (%)          1.92            1.92           1.92            1.87          1.87
Ratio of net investment income to average net assets (%)      4.29            2.97           2.39            2.82          3.23
Portfolio turnover (%)                                         110             400            411             316           209

CLASS C SHARES PERIOD ENDED                                  5-31-02(1,2)    5-31-03(1)     5-31-04(1)      5-31-05(1)    5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.06           $9.21          $9.82           $9.16         $9.26
Net investment income(3)                                      0.40            0.27           0.22            0.26          0.29
Net realized and unrealized gain (loss) on investments        0.19            0.66          (0.60)           0.15         (0.44)
Total from investment operations                              0.59            0.93          (0.38)           0.41         (0.15)
Less distributions
From net investment income                                   (0.44)          (0.32)         (0.28)          (0.31)        (0.32)
Net asset value, end of period                               $9.21           $9.82          $9.16           $9.26         $8.79
Total return(4,5) (%)                                         6.57           10.30          (3.85)           4.53         (1.73)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $7             $26             $8              $6            $5
Ratio of expenses to average net assets (%)                   1.79            1.79           1.82            1.82          1.83
Ratio of gross expenses to average net assets(6) (%)          1.92            1.92           1.92            1.87          1.87
Ratio of net investment income to average net assets (%)      4.29            2.86           2.31            2.83          3.24
Portfolio turnover (%)                                         110             400            411             316           209

(1)  Audited by previous auditor.
(2) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains per share by $0.04 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.49%, 4.74% and 4.74% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Does not take into consideration expense reductions during the periods shown.


                                                                 FUND DETAILS 29

High Yield Fund

Figures for the year ended 5-31-06 audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED                                  5-31-02(1,2)    5-31-03(1)     5-31-04(1)      5-31-05(1)    5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $5.11           $4.72          $4.69           $5.05         $5.05
Net investment income(3)                                      0.47            0.45           0.42            0.38          0.42
Net realized and unrealized gain (loss) on investments       (0.32)          (0.01)          0.37            0.02          0.15
Total from investment operations                              0.15            0.44           0.79            0.40          0.57
Less distributions
From net investment income                                   (0.54)          (0.47)         (0.43)          (0.40)        (0.42)
Net asset value, end of period                               $4.72           $4.69          $5.05           $5.05         $5.20
Total return(4) (%)                                           3.59           11.05          17.18            8.09         11.63
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $254            $297           $343            $347          $469
Ratio of expenses to average net assets (%)                   1.02            1.04           0.96            1.00          1.01
Ratio of gross expenses to average net assets (%)               --              --             --              --          1.01
Ratio of net investment income to average net assets (%)      9.85           10.54           8.09            7.49          8.09
Portfolio turnover (%)                                          69              49             49              30            47(6)

CLASS B SHARES PERIOD ENDED                                  5-31-02(1,2)    5-31-03(1)     5-31-04(1)      5-31-05(1)    5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $5.11           $4.72          $4.69           $5.05         $5.05
Net investment income(3)                                      0.43            0.42           0.39            0.34          0.38
Net realized and unrealized gain (loss) on investments       (0.32)          (0.01)          0.37            0.02          0.15
Total from investment operations                              0.11            0.41           0.76            0.36          0.53
Less distributions
From net investment income                                   (0.50)          (0.44)         (0.40)          (0.36)        (0.38)
Net asset value, end of period                               $4.72           $4.69          $5.05           $5.05         $5.20
Total return(4) (%)                                           2.81           10.23          16.31            7.30         10.83
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $515            $512           $481            $385          $281
Ratio of expenses to average net assets (%)                   1.77            1.79           1.72            1.74          1.74
Ratio of gross expenses to average net assets (%)               --              --             --              --          1.74
Ratio of net investment income to average net assets (%)      9.10            9.92           7.43            6.78          7.36
Portfolio turnover (%)                                          69              49             49              30            47(6)


30 FUND DETAILS

CLASS C SHARES PERIOD ENDED                                  5-31-02(1,2)    5-31-03(1)     5-31-04(1)      5-31-05(1)    5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $5.11           $4.72          $4.69           $5.05         $5.05
Net investment income(3)                                      0.43            0.41           0.38            0.34          0.38
Net realized and unrealized gain (loss) on investments       (0.32)             --(5)        0.38            0.02          0.15
Total from investment operations                              0.11            0.41           0.76            0.36          0.53
Less distributions
From net investment income                                   (0.50)          (0.44)         (0.40)          (0.36)        (0.38)
Net asset value, end of period                               $ 4.72          $4.69          $5.05           $5.05         $5.20
Total return(4) (%)                                            2.81          10.23          16.31            7.29         10.81
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $61           $108           $134            $131          $124
Ratio of expenses to average net assets (%)                    1.77           1.79           1.72            1.75          1.76
Ratio of gross expenses to average net assets (%)                --             --             --              --          1.76
Ratio of net investment income to average net assets (%)       9.10           9.72           7.33            6.74          7.34
Portfolio turnover (%)                                           69             49             49              30            47(6)

(1)  Audited by previous auditor.
(2) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 10.16%, 9.41% and 9.41% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Less than $0.01 per share.
(6)  Excludes merger activity.


                                                                 FUND DETAILS 31

Investment Grade Bond Fund

Figures for the year ended 5-31-06 audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED                                  5-31-02(1,2)    5-31-03(1)     5-31-04(1)      5-31-05(1)    5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.64           $ 9.78         $10.47          $ 9.92        $10.06
Net investment income(3)                                      0.48             0.43           0.40            0.39          0.42
Net realized and unrealized gain (loss) on investments        0.19             0.75          (0.50)           0.18         (0.51)
Total from investment operations                              0.67             1.18          (0.10)           0.57         (0.09)
Less distributions
From net investment income                                   (0.53)           (0.49)         (0.45)          (0.43)        (0.45)
Net asset value, end of period                               $9.78           $10.47         $ 9.92          $10.06        $ 9.52
Total return(4) (%)                                           6.97            12.35          (0.97)           5.79(5)      (0.96)(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $159             $176           $144            $136          $116
Ratio of expenses to average net assets (%)                   1.02             1.03           1.03            1.03          1.00
Ratio of gross expenses to average net assets(6) (%)            --               --             --            1.04          1.04
Ratio of net investment income to average net assets (%)      4.93             4.30           3.92            3.86          4.25
Portfolio turnover (%)                                         573              693            312             222           160

CLASS B SHARES PERIOD ENDED                                  5-31-02(1,2)    5-31-03(1)     5-31-04(1)      5-31-05(1)    5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.64           $ 9.78         $10.47          $ 9.92        $10.06
Net investment income(3)                                      0.41             0.36           0.32            0.32          0.34
Net realized and unrealized gain (loss) on investments        0.19             0.74          (0.50)           0.17         (0.50)
Total from investment operations                              0.60             1.10          (0.18)           0.49         (0.16)
Less distributions
From net investment income                                   (0.46)           (0.41)         (0.37)          (0.35)        (0.38)
Net asset value, end of period                               $9.78           $10.47         $ 9.92          $10.06        $ 9.52
Total return(4) (%)                                           6.18            11.52          (1.71)           5.01(5)      (1.70)(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $35              $55            $33             $22           $13
Ratio of expenses to average net assets (%)                   1.77             1.78           1.78            1.78          1.75
Ratio of gross expenses to average net assets(6) (%)            --               --             --            1.79          1.79
Ratio of net investment income to average net assets (%)      4.18             3.54           3.17            3.12          3.47
Portfolio turnover (%)                                         573              693            312             222           160

CLASS C SHARES PERIOD ENDED                                  5-31-02(1,2)    5-31-03(1)     5-31-04(1)      5-31-05(1)    5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.64           $ 9.78         $10.47          $ 9.92        $10.06
Net investment income(3)                                      0.40             0.35           0.32            0.32          0.35
Net realized and unrealized gain (loss) on investments        0.19             0.75          (0.50)           0.17         (0.51)
Total from investment operations                              0.59             1.10          (0.18)           0.49         (0.16)
Less distributions
From net investment income                                   (0.45)           (0.41)         (0.37)          (0.35)        (0.38)
Net asset value, end of period                               $9.78           $10.47         $ 9.92          $10.06        $ 9.52
Total return(4) (%)                                           6.17            11.52          (1.71)           5.00(5)      (1.70)(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $7              $12            $10              $8            $7
Ratio of expenses to average net assets (%)                   1.77             1.78           1.78            1.78          1.75
Ratio of gross expenses to average net assets(6) (%)            --               --             --            1.79          1.79
Ratio of net investment income to average net assets (%)      4.18             3.48           3.17            3.12          3.50
Portfolio turnover (%)                                         573              693            312             222           160

(1)  Audited by previous auditor.

(2) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized gains per share by $0.05 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.42%, 4.67% and 4.67% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total return would have been lower had certain expenses not been reduced during the period shown.
(6) Does not take into consideration expense reductions during the period shown.


32 FUND DETAILS

Strategic Income Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED                                  5-31-02(1)      5-31-03        5-31-04         5-31-05       5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $6.61           $6.49          $7.08           $6.69         $6.99
Net investment income(2)                                      0.46            0.38           0.35            0.31          0.30
Net realized and unrealized gain (loss) on investments       (0.07)           0.65          (0.19)           0.39            --
Total from investment operations                              0.39            1.03           0.16            0.70          0.30
Less distributions
From net investment income                                   (0.46)          (0.44)         (0.40)          (0.36)        (0.34)
From net realized gain                                          --              --          (0.15)          (0.04)        (0.14)
From capital paid-in                                         (0.05)             --             --              --            --
                                                             (0.51)          (0.44)         (0.55)          (0.40)        (0.48)
Net asset value, end of period                               $6.49           $7.08          $6.69           $6.99         $6.81
Total return(3) (%)                                           6.22           16.50           2.23           10.58          4.38
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $508            $595           $657            $764          $818
Ratio of expenses to average net assets (%)                   0.93            0.95           0.90            0.90          0.88
Ratio of net investment income to average net assets (%)      7.06            5.82           5.10            4.48          4.26
Portfolio turnover (%)                                          69              71             42              29            52

CLASS B SHARES PERIOD ENDED                                  5-31-02(1)      5-31-03        5-31-04         5-31-05       5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $6.61           $6.49          $7.08           $6.69         $6.99
Net investment income(2)                                      0.42            0.34           0.31            0.26          0.25
Net realized and unrealized gain (loss) on investments       (0.08)           0.64          (0.20)           0.39          0.01
Total from investment operations                              0.34            0.98           0.11            0.65          0.26
Less distributions
From net investment income                                   (0.42)          (0.39)         (0.35)          (0.31)        (0.30)
From net realized gain                                          --              --          (0.15)          (0.04)        (0.14)
From capital paid-in                                         (0.04)             --             --              --            --
                                                             (0.46)          (0.39)         (0.50)          (0.35)        (0.44)
Net asset value, end of period                               $6.49           $7.08          $6.69           $6.99         $6.81
Total return(3) (%)                                           5.49           15.69           1.52            9.81          3.67
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $556            $613           $529            $460          $350
Ratio of expenses to average net assets (%)                   1.63            1.65           1.60            1.60          1.57
Ratio of net investment income to average net assets (%)      6.36            5.13           4.41            3.79          3.57
Portfolio turnover (%)                                          69              71             42              29            52


                                                                 FUND DETAILS 33

CLASS C SHARES PERIOD ENDED                                 5-31-02(1)      5-31-03        5-31-04         5-31-05       5-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $6.61           $6.49          $7.08           $6.69         $6.99
Net investment income(2)                                      0.42            0.33           0.31            0.26          0.25
Net realized and unrealized gain (loss) on investments       (0.08)           0.65          (0.20)           0.39            --
Total from investment operations                              0.34            0.98           0.11            0.65          0.25
Less distributions
From net investment income                                   (0.42)          (0.39)         (0.35)          (0.31)        (0.29)
From net realized gain                                          --              --          (0.15)          (0.04)        (0.14)
From capital paid-in                                         (0.04)             --             --              --            --
                                                             (0.46)          (0.39)         (0.50)          (0.35)        (0.43)
Net asset value, end of period                               $6.49           $7.08          $6.69           $6.99         $6.81
Total return(3) (%)                                           5.49           15.69           1.52            9.81          3.65
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $121            $256           $279            $282          $270
Ratio of expenses to average net assets (%)                   1.64            1.65           1.60            1.60          1.58
Ratio of net investment income to average net assets (%)      6.35            4.99           4.39            3.79          3.56
Portfolio turnover (%)                                          69              71             42              29            52

(1) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.03, decrease net realized and unrealized losses per share by $0.03 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 7.59%, 6.89% and 6.88% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.


34 FUND DETAILS

For more information

Two documents are available that offer further information on John Hancock income funds:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way,
Suite 1000 Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2006 JOHN HANCOCK FUNDS, LLC      INCPN 10/06
--------------------------------------------------------------------------------



[LOGO] John Hancock(R)

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

------------------------------------
Now available: electronic delivery

www.jhfunds.com/edelivery
------------------------------------

[LOGO OMITTED]
--------------
MUTUAL FUNDS

                                                       John Hancock Income Funds
--------------------------------------------------------------------------------

                                                       INSTITUTIONAL CLASS I
                                                                   Bond Fund
                                                  Investment Grade Bond Fund
                                                       Strategic Income Fund


Prospectus
10.1.2006


--------------------------------------------------------------------------------
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

                  JOHN HANCOCK INCOME FUNDS -- INSTITUTIONAL CLASS I
                  --------------------------------------------------------------
                  Bond Fund                                                   4
                  Investment Grade Bond Fund                                  6
                  Strategic Income Fund                                       8

                  YOUR ACCOUNT
                  -------------------------------------------------------------
                  Who can buy Class I shares                                 10
                  Opening an account                                         10
                  Buying shares                                              12
                  Selling shares                                             13
                  Transaction policies                                       15
                  Dividends and account policies                             17
                  Additional investor services                               17

                  FUND DETAILS
                  -------------------------------------------------------------
                  Business structure                                         18
                  Management biographies                                     19
                  Financial highlights                                       20

                  FOR MORE INFORMATION                               BACK COVER
                  -------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Income Funds -- Institutional Class I

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm


All John Hancock income funds are advised by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of June 30, 2006, managed approximately $27 billion in assets.


FUND INFORMATION KEY
--------------------------------------------------------------------------------
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[CLIP ART OMITTED] Goal and strategy
The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[CLIP ART OMITTED] Past performance
The fund's total return, measured year-by-year and over time.

[CLIP ART OMITTED] Main risks
The major risk factors associated with the fund.

[CLIP ART OMITTED] Your expenses
The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Bond Fund

[CLIP ART OMITTED] GOAL AND STRATEGY
The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of its assets in high yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all quality levels and maturities from many different issuers, potentially including U.S. dollar-denominated securities of foreign governments and corporations.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[CLIP ART OMITTED] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broadbased market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class I, total returns
2006 return as of 6-30-06: -0.66%
Best quarter: Q2 '03, 4.07%
Worst quarter: Q2 '04, -2.44%


After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through taxdeferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.


--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

                                                  2002    2003    2004    2005
                                                  7.83%   8.08%   5.03%   2.78%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-05
--------------------------------------------------------------------------------

                                                                       Life of
                                                            1 year     Class I
Class I before tax (began 9-4-01)                            2.78%      5.64%
Class I after tax on distributions                           0.94%      3.56%
Class I after tax on distributions, with sale                1.80%      3.57%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index                 2.37%      5.54%

[CLIP ART OMITTED] MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

--------------------------------------------------------------------------------
[CLIP ART OMITTED] YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                            0.50%
Other expenses                                                            0.14%
Total fund operating expenses                                             0.64%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                               Year 1     Year 3     Year 5     Year 10
Class I                                 $65        $205       $357       $798

--------------------------------------------------------------------------------
SUBADVISER

MFC Global
Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management
LLC)

Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser


PORTFOLIO MANAGERS


Barry H. Evans, CFA
Joined fund team in 2002

Howard C. Greene, CFA
Joined fund team in 2002

Jeffrey N. Given, CFA
Joined fund team in 2006

Managers share investment strategy and decisions.

See page 19 for the management biographies.


FUND CODES
Class I      Ticker           JHBIX
             CUSIP            410223408
             Newspaper        --
             SEC number       811-2402
             JH fund number   431

Investment Grade Bond Fund

[CLIP ART OMITTED] GOAL AND STRATEGY

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity. In pursuing this goal, the fund normally invests at least 80% of its assets in investment grade bonds (securities rated from AAA to BBB). These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Although the fund may invest in bonds of any maturity, it maintains a dollar-weighted average maturity of between three and ten years.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of many different issuers, potentially including U.S. dollar-denominated securities of foreign governments and corporations.

The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes or other securities). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

In abnormal circumstances, the fund may temporarily invest extensively in investment grade short-term securities. In these and other cases, the fund might not achieve its goal. The fund has traded securities actively in the past, and may continue to do so, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[CLIP ART OMITTED] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class I, total returns
2006 return as of 6-30-06: -0.72%
Best quarter: Q3 '04, 2.94%
Worst quarter: Q2 `04, -2.45%


After-tax returns

After-tax returns are shown for Class I shares. They are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment grade debt issues.


--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

                                                                2004       2005
                                                                4.05%      2.04%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-05
--------------------------------------------------------------------------------

                                                                       Life of
                                                           1 year      Class I
Class I before tax (began 7-28-03)                         2.04%        3.65%
Class I after tax on distributions                         0.36%        1.92%
Class I after tax on distributions, with sale              1.32%        2.11%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                       2.43%        3.84%

[CLIP ART OMITTED] MAIN RISKS
The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate losses.

o Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

--------------------------------------------------------------------------------
[CLIP ART OMITTED] YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                            0.40%
Other expenses                                                            0.22%
Total fund operating expenses                                             0.62%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class I                                   $63       $199       $346       $774

--------------------------------------------------------------------------------


SUBADVISER

MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser


PORTFOLIO MANAGERS


Barry H. Evans, CFA
Joined fund team in 1995

Howard C. Greene, CFA
Joined fund team in 2003

Jeffrey N. Given, CFA
Joined fund team in 1998

Managers share investment strategy and decisions.

See page 19 for the management biographies.


FUND CODES
Class I      Ticker           TIUSX
             CUSIP            41014P771
             Newspaper        --
             SEC number       811-3006
             JH fund number   455

Strategic Income Fund

[CLIP ART OMITTED] GOAL AND STRATEGY

The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

o foreign government and corporate debt securities from developed and emerging markets

o  U.S. government and agency securities

o  U.S. high yield bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment grade range (AAA to BBB). There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one sector.

Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal circumstances, the fund may temporarily invest extensively in investment grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[CLIP ART OMITTED] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class I, total returns
2006 return as of 6-30-06: 1.36%
Best quarter: Q2 '03, 7.10%
Worst quarter: Q2 '04, -3.16%


After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Index 1: Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

Index 2: Merrill Lynch AAA U.S. Treasury/Agency Master Index, an unmanaged index of fixed-rate U.S. Treasury and agency securities.

Index 3: Citigroup World Government Bond Index, an unmanaged index consisting of approximately 650 securities issued by 18 governments in various countries.


--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

                                                2002      2003    2004    2005
                                                7.77%    17.09%   9.17%   2.66%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-05
--------------------------------------------------------------------------------

                                                                        Life of
                                                           1 year       Class I
Class I before tax (began 9-4-01)                          2.66%         8.63%
Class I after tax on distributions                         0.07%         5.75%
Class I after tax on distributions, with sale              1.70%         5.64%
--------------------------------------------------------------------------------
Index 1                                                    2.72%         8.30%
Index 2                                                    2.64%         4.96%
Index 3                                                   -6.88%         7.97%

[CLIP ART OMITTED]MAIN RISKS

The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------
[CLIP ART OMITTED] YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                            0.36%
Other expenses                                                            0.13%
Total fund operating expenses                                             0.49%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class I                                   $50       $157       $274       $616

--------------------------------------------------------------------------------


SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)

Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser


PORTFOLIO MANAGERS


Daniel S. Janis, III
Joined fund team in 1999
Primarily responsible for fund management and day-to-day purchases and sale decisions

John F. Iles
Joined fund team in 2005
Analysis of specific issuers pertaining to high yield and emerging markets

Barry H. Evans, CFA
Joined fund team in 2006
Analysis of global economic conditions

See page 19 for the management biographies.


FUND CODES
Class I      Ticker           JSTIX
             CUSIP            410227839
             Newspaper        --
             SEC number       811-4651
             JH fund number   491

Your account
--------------------------------------------------------------------------------
WHO CAN BUY CLASS I SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below:

o  Retirement and other benefit plans and their participants

o  Rollover assets for participants whose plans are invested in the fund

o  Endowment funds and foundations

o Any state, county or city, or its instrumentality, department, authority or agency

o Accounts registered to insurance companies, trust companies and bank trust departments

o  Investment companies not affiliated with the adviser

o Investors who participate in fee-based, wrap and other investment platform programs

o  Any entity that is considered a corporation for tax purposes

o Fund trustees and other individuals who are affiliated with these and other John Hancock funds

--------------------------------------------------------------------------------
OPENING AN ACCOUNT


1  Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy Class I shares" above.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-888-972-8696.

5  Make your initial investment using the table on page 12.

Important information about opening a new account.
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth, and social security number.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.




Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the funds, which have their own expense structure, may be offered in separate prospectuses.


Additional payments to financial intermediaries

Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

o  directly, by the payment of sales commissions, if any and

o  indirectly, as a result of the fund paying Rule 12b-1 fees

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.


10 YOUR ACCOUNT

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provision of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


                                                                 YOUR ACCOUNT 11

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Buying shares
-----------------------------------------------------------------------------------------------------------------------------------
                Opening an account                                       Adding to an account
-----------------------------------------------------------------------------------------------------------------------------------
By check
-----------------------------------------------------------------------------------------------------------------------------------
[CLIP ART]      o  Make out a check for the investment amount,           o  Make out a check for the investment amount
                   payable to "John Hancock Signature Services,             payable to "John Hancock Signature Services,
                   Inc."                                                    Inc."

                o  Deliver the check and your completed                  o  If your account statement has a detachable
                   application to your financial representative or          investment slip, please complete in its
                   mail them to Signature Services (address                 entirety. If no slip is available, include a
                   below).                                                  note specifying the fund name(s), your share
                                                                            class, your account number and the name(s) in
                                                                            which the account is registered.

                                                                         o  Deliver the check and investment slip or note
                                                                            to your financial representative or mail them
                                                                            to Signature Services (address below).
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By exchange
-----------------------------------------------------------------------------------------------------------------------------------
[CLIP ART]      o  Call your financial representative or Signature       o  Call your financial representative or Signature
                   Services to request an exchange.                         Services to request an exchange.

                o  You may only exchange for Class I shares or           o  You may only exchange for Class I shares or
                   Money Market Fund Class A shares.                        Money Market Fund Class A shares.
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By wire
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[CLIP ART]      o  Deliver your completed application to your            o  Obtain wiring instructions by calling Signature
                   financial representative or mail it to                   Services 1-888-972-8696.
                   Signature Services.
                                                                         o  Instruct your bank to wire the amount of your
                o  Obtain your account number by calling your               investment. Specify the fund name(s), your
                   financial representative or Signature Services.          share class, your account number and the
                                                                            name(s) in which the account is registered.
                o  Obtain wiring instructions by calling Signature          Your bank may charge a fee to wire funds.
                   Services 1-888-972-8696.

                o Instruct your bank to wire the amount of your investment.

                Specify the fund name(s), the share class, the new
                account number and the name(s) in which the
                account is registered. Your bank may charge a fee
                to wire funds.
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By phone
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[CLIP ART]      See "By exchange" and "By wire."                         o  Verify that your bank or credit union is a
                                                                            member of the Automated Clearing House (ACH)
                                                                            system.

                                                                         o  Complete the "To Purchase, Exchange or Redeem
                                                                            Shares via Telephone" and "Bank Information"
                                                                            sections on your account application.

                                                                         o  Call Signature Services between 8:30 A.M. and
                                                                            5:00 P.M. Eastern Time on most business days to
                                                                            verify that these features are in place on your
                                                                            account.

                                                                         o  Call your financial representative or Signature
                                                                            Services with the fund name(s), your share
                                                                            class, your account number, the name(s) in
                                                                            which the account is registered and the amount
                                                                            of your investment.

---------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions
and assistance.
---------------------------------------------------------

12 YOUR ACCOUNT

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Selling shares
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                                                                            To sell some or all of your shares
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By letter
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[CLIP ART]      o  Sales of any amount.                                     o  Write a letter of instruction indicating the
                                                                               fund name, your account number, your share
                                                                               class, the name(s) in which the account is
                                                                               registered and the dollar value or number of
                                                                               shares you wish to sell.

                                                                            o  Include all signatures and any additional
                                                                               documents that may be required (see next page).

                                                                            o  Mail the materials to Signature Services.

                                                                            o  A check or wire will be sent according to your
                                                                               letter of instruction.

                                                                            o  Certain requests will require a Medallion
                                                                               signature guarantee. Please refer to "Selling
                                                                               shares in writing" on the next page.
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By phone
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[CLIP ART]      Amounts up to $100,000:                                     o  Redemption proceeds of up to $100,000 may be
                o  Most accounts.                                              sent by wire or by check. A check will be
                                                                               mailed to the exact name(s) and address on the
                                                                               account.

                                                                            o  To place your request with a representative at
                                                                               John Hancock Funds, call Signature Services
                                                                               between 8:30 A.M. and 5:00 P.M. Eastern Time on
                                                                               most business days or your financial
                                                                               representative.

                Amounts up to $5 million:


                o  Available to the following types of accounts:            o  Redemption proceeds exceeding $100,000 must be
                   custodial accounts held by banks, trust                     wired to your designated bank account.
                   companies or broker-dealers; endowments and
                   foundations; corporate accounts; group                   o  Redemption proceeds exceeding $100,000 and sent
                   retirement plans; and pension accounts                      by check will require a letter of instruction
                   (excluding IRAs, 403(b) plans and all John                  with a Medallion signature guarantee. Please
                   Hancock custodial retirement accounts).                     refer to "Selling shares in writing" on the
                                                                               next page.

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By wire or electronic funds transfer (EFT)
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[CLIP ART]      o  Requests by letter to sell any amount.                   o  To verify that the telephone redemption
                                                                               privilege is in place on an account, or to
                o  Qualified requests by phone to sell up to $5                request the forms to add it to an existing
                   million (accounts with telephone redemption                 account, call Signature Services.
                   privileges).
                                                                            o  Amounts of $5 million or more will be wired on
                                                                               the next business day.

                                                                            o  Amounts up to $100,000 may be sent by EFT or by
                                                                               check. Funds from EFT transactions are
                                                                               generally available by the second business day.
                                                                               Your bank may charge a fee for this service.
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By exchange
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[CLIPART]       o  Sales of any amount.                                     o  Obtain a current prospectus for the fund into
                                                                               which you are exchanging by calling your
                                                                               financial representative or Signature Services.

                                                                            o  You may only exchange for Class I shares or
                                                                               Money Market Fund Class A shares.

                                                                            o  Call your financial representative or Signature
                                                                               Services to request an exchange.

                                                                 YOUR ACCOUNT 13

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o  your address of record has changed within the past 30 days.

o you are selling more than $100,000 worth of shares and are requesting payment by check.

o you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

o you are requesting payment other than by a check/wire mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most banks, brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

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Seller                                                                Requirements for written requests                  [Clip Art]
-----------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial          o  Letter of instruction.
accounts for minors).
                                                                      o  On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is registered.

                                                                      o  Medallion signature guarantee if applicable (see above).


Owners of corporate, sole proprietorship, general partner or          o  Letter of instruction.
association accounts.
                                                                      o  Corporate business/organization resolution, certified
                                                                         within the past 12 months, or a John Hancock Funds
                                                                         business/organization certification form.

                                                                      o  On the letter and the resolution, the signature of the
                                                                         person(s) authorized to sign for the account.

                                                                      o  Medallion signature guarantee if applicable (see above).


Owners or trustees of retirement plan, pension trust and trust        o  Letter of instruction.
accounts.
                                                                      o  On the letter, the signature(s) of the trustee(s).

                                                                      o  Copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form.

                                                                      o  Medallion signature guarantee if applicable (see above).


Joint tenancy shareholders with rights of survivorship with a         o  Letter of instruction signed by surviving tenant.
deceased co-tenant(s).
                                                                      o  Copy of death certificate.

                                                                      o  Medallion signature guarantee if applicable (see above).

                                                                      o  Inheritance tax waiver (if applicable).


Executors of shareholder estates.                                     o  Letter of instruction signed by executor.

                                                                      o  Copy of order appointing executor, certified within the past 12 months.

                                                                      o  Medallion signature guarantee if applicable (see above).

                                                                      o  Inheritance tax waiver (if applicable).


Administrators, conservators, guardians and other sellers or          o  Call 1-888-972-8696 for instructions.
account types not listed above.

---------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions
and assistance.
---------------------------------------------------------


14 YOUR ACCOUNT

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TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Each fund generally values its portfolio of fixed-income securities, equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund will use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class I shares for Class I shares of other John Hancock funds or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I shares. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The funds' board of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

                                                                 YOUR ACCOUNT 15

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the funds.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase a fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in below investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

16 YOUR ACCOUNT

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

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DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance.

o  after any changes of name or address of the registered owner(s).

o  in all other circumstances, at least quarterly.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends The funds generally declare dividends daily and pay them monthly. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Most of these funds' dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The funds' portfolio securities disclosure policy can be found in the SAI and on the funds' Web site at www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one-month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

                                                                 YOUR ACCOUNT 17

Fund details

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BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees of the Investment Grade Bond Fund have the power to change this fund's investment goal without shareholder approval.

The trustees of the Bond and Investment Grade Bond funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to changing its 80% policy.

The investment adviser John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210-2805.

Management fees The management fees paid to the investment adviser by the funds last fiscal year are as follows:

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Fund                                                       % of net assets
--------------------------------------------------------------------------------
Bond                                                                 0.50%
Investment Grade Bond                                                0.40%
Strategic Income                                                     0.36%
--------------------------------------------------------------------------------

A discussion regarding the basis for the board of trustees, approving each fund's investment advisory agreement, is available in each fund's annual report to shareholders dated May 31, 2006.


Subadviser MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)") 101 Huntington Avenue, Boston, MA 02199, subadvises each Fund. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2006, had total assets under management of approximately $26 billion.


18  FUND DETAILS

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MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock Income Funds. It is a brief summary of their business careers over the past five years. The Statement of Additional Information for each fund includes additional information about its portfolio managers, including information about their compensation, accounts they manage other than the fund, and their ownership of fund shares, if any.


Barry H. Evans, CFA                            Howard C. Greene, CFA                     Daniel S. Janis, III
---------------------------------------------  ----------------------------------------  --------------------------------------
President and Chief Fixed-Income Officer, MFC  Senior vice president, MFC Global         Senior vice president, MFC Global
  Global Investment Management (U.S.), LLC       Investment Management (U.S.), LLC         Investment Management (U.S.), LLC
Joined subadviser in 2005                      Joined subadviser in 2005                 Joined subadviser in 2005
Senior vice president, chief fixed-income      Senior vice president, John Hancock       Vice president, John Hancock Advisers, LLC
  officer and chief operating officer,           Advisers, LLC (2002-2005)                 (1999-2005)
  John Hancock Advisers, LLC (1986-2005)       Vice president, Sun Life Financial        Began business career in 1984
Began business career in 1986                    Services Company of Canada (1987-2002)
                                               Began business career in 1979

Jeffrey N. Given, CFA                          John F. Iles
---------------------------------------------  ----------------------------------------
Vice president, MFC Global                     Vice president, MFC Global Investment
  Investment Management (U.S.), LLC              Management (U.S.), LLC
Joined subadviser in 2005                      Joined subadviser in 2005
Second vice president, John Hancock            Vice president, John Hancock Advisers,
  Advisers, LLC (1993-2005)                      LLC (1999-2005)
Began business career in 1993                  Began business career in 1984


                                                                 FUND DETAILS 19

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FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's Class I shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Bond Fund
Figures for the years ended 5-31-03, 5-31-04, 5-31-05 and 5-31-06 were audited by PricewaterhouseCoopers LLP.

CLASS I SHARES PERIOD ENDED                                  5-31-02(1,2,3)  5-31-03      5-31-04      5-31-05      5-31-06
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.96          $14.71       $15.69       $14.98       $15.30
Net investment income(4)                                        0.66            0.78         0.76         0.73         0.75
Net realized and unrealized gain (loss) on investments         (0.21)           1.02        (0.64)        0.38        (0.74)
Total from investment operations                                0.45            1.80         0.12         1.11         0.01
Less distributions
From net investment income                                     (0.70)          (0.82)       (0.83)       (0.79)       (0.79)
From capital paid-in                                              --              --           --           --        (0.01)
                                                               (0.70)          (0.82)       (0.83)       (0.79)       (0.80)
Net asset value, end of period                                $14.71          $15.69       $14.98       $15.30       $14.51
Total return(5) (%)                                             3.04(6)        12.71         0.78         7.55        (0.01)

-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           --(7)           $9           $5           $5           $5
Ratio of expenses to average net assets (%)                     0.68(8)         0.72         0.63         0.65         0.64
Ratio of net investment income to average net assets (%)        5.94(8)         5.23         4.98         4.82         4.99
Portfolio turnover (%)                                           189             273          241          139          135

(1)  Audited by previous auditor.
(2) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the period ended May 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized losses per share by $0.04 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 6.24%.
(3)  Class I shares began operations on 9-4-01.
(4)  Based on the average of the shares outstanding.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)  Not annualized.
(7)  Less than $500,000.
(8)  Annualized.

20 FUND DETAILS

Investment Grade Bond Fund

Figures for the year ended 5-31-06 were audited by PricewaterhouseCoopers LLP.

CLASS I SHARES  PERIOD ENDED                                   5-31-04(1,2)      5-31-05(1)      5-31-06
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.17             $9.92         $10.06
Net investment income(3)                                          0.46              0.44           0.47
Net realized and unrealized gain (loss) on investments           (0.29)             0.17          (0.51)
Total from investment operations                                  0.17              0.61          (0.04)
Less distributions
From net investment income                                       (0.42)            (0.47)         (0.50)
Net asset value, end of period                                   $9.92            $10.06         $ 9.52
Total return(4) (%)                                               2.34(5)           6.23          (0.51)

----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             --(6)             --(6)          --(6)
Ratio of expenses to average net assets (%)                       0.48(7)           0.49           0.62
Ratio of net investment income to average net assets (%)          4.59(7)           4.40           4.85
Portfolio turnover (%)                                             312               222            160

(1)  Audited by previous auditor.
(2)  Class I shares began operations on 7-28-03.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not Annualized.
(6)  Less than $500,000.
(7)  Annualized.


                                                                 FUND DETAILS 21

Strategic Income Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS I SHARES PERIOD ENDED                              5-31-02(1,2)   5-31-03     5-31-04     5-31-05     5-31-06
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $6.61          $6.49       $7.08       $6.69       $6.99
Net investment income(3)                                    0.35           0.50        0.34        0.33        0.32
Net realized and unrealized gain (loss) on investments     (0.08)          0.56       (0.17)       0.39        0.01
Total from investment operations                            0.27           1.06        0.17        0.72        0.33
Less distributions
From net investment income                                 (0.36)         (0.47)      (0.41)      (0.38)      (0.37)
From net realized gain                                        --             --       (0.15)      (0.04)      (0.14)
From capital paid-in                                       (0.03)            --          --          --          --
                                                           (0.39)         (0.47)      (0.56)      (0.42)      (0.51)
Net asset value, end of period                             $6.49          $7.08       $6.69       $6.99       $6.81
Total return(4) (%)                                         4.34(5)       16.97        2.41       11.00        4.78

---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       --(6)          --(6)       $1          $4         $13
Ratio of expenses to average net assets (%)                 0.60(7)        0.55        0.48        0.53        0.49
Ratio of net investment income to average net assets (%)    7.39(7)        6.29        5.14        4.85        4.64
Portfolio turnover (%)                                        69             71          42          29          52

(1) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the period ended May 31, 2002, was to decrease net investment income per share by $0.03, decrease net realized and unrealized losses per share by $0.03 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 7.92%.
(2)  Class I shares began operations on 9-4-01.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not annualized.
(6)  Less than $500,000.
(7)  Annualized.


22 FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock income funds:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696
By EASI-Line: 1-800-597-1897
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:
By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2006 JOHN HANCOCK FUNDS, LLC        KICPN  10/06



[GRAPHIC OMITTED]

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com


------------------------------------
Now available: electronic delivery

www.jhfunds.com/edelivery
------------------------------------

                       JOHN HANCOCK GOVERNMENT INCOME FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                                 October 1, 2006

This Statement of Additional Information provides information about John Hancock Government Income Fund (the "Fund"), in addition to the information that is contained in the combined Income Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Bond Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291


                                TABLE OF CONTENTS
                                                                            Page
Organization of the Fund ......................................................2
Investment Objective and Policies .............................................2
Investment Restrictions.......................................................19
Those Responsible for Management .............................................22
Investment Advisory and Other Services .......................................37
Additional Information About the Portfolio Managers...........................40
Distribution Contracts .......................................................44
Sales Compensation ...........................................................46
Net Asset Value ..............................................................51
Initial Sales Charge on Class A Shares........................................52
Deferred Sales Charge on Class B and Class C Shares...........................55
Special Redemptions ..........................................................60
Additional Services and Programs .............................................60
Purchase and Redemptions through Third Parties................................62
Description of the Fund's Shares .............................................62
Tax Status....................................................................63
Brokerage Allocation .........................................................68
Transfer Agent Services ......................................................71
Custody of Portfolio .........................................................71
Independent Registered Public Accounting Firm.................................72
Appendix A-Description of Investment Risk....................................A-1
Appendix B-Description of Bond Ratings ......................................B-1
Appendix C-Summary of Proxy Voting...........................................C-1
Appendix D- Policy Regarding Disclosure of Portfolio Holdings................D-1
Financial Statements.........................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries "John Hancock") today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.


Manulife Financial Corporation is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$370 billion (US$332 billion) as of June 30, 2006.


Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.


The Fund is sub-advised by MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)" or the "Sub-Adviser"). Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) is a subsidiary of John Hancock Financial Services, Inc., and a subsidiary of Manulife Financial Corporation. MFC Global (U.S.) is responsible for providing investment advice to the Fund subject to the review of the Trustees and the overall supervision of the Adviser.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is not fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund may seek to enhance its current return and may seek to hedge against changes in interest rates by engaging in transactions involving options (subject to certain limits), futures and options on futures.

The Fund expects that under normal circumstances, it will invest at least 80% of its Assets in U.S. Government securities (and related repurchase agreements and forward commitments) which include, but are not limited to:

     1. Obligations issued by the U.S. Treasury differing only in their interest rates, maturities and times of issuance:

     (a) U.S. Treasury bills with a maturity of one year or less;

     (b) U.S. Treasury notes with maturities of one to ten years; or

     (c) U.S. Treasury bonds generally with maturities greater than ten years;
         and

     2. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which may be supported by:

     (a)  the full  faith  and  credit  of the  U.S.  Government  (e.g.,  direct
          pass-through   certificates  of  the  Government   National   Mortgage
          Association ("Ginnie Mae"));

     (b) the right of the issuer to borrow from the U.S. Government (e.g., securities of the Federal Home Loan banks); or

     (c) the credit of the instrumentality (e.g., bonds issued by Federal National Mortgage Association.)


The Adviser will attempt to minimize excessive fluctuations in net asset value per share, so at times the highest yielding government securities then available may not be selected for investment if, in the view of the Adviser, future interest rate movements could result in depreciation of value of such securities. The Fund may take full advantage of the entire range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time based in large part on the Sub-Adviser's expectation as to future changes in interest rates.


As to the balance of the Fund's assets, where consistent with the investment objective, the Fund may:


     1. invest in U.S. dollar denominated securities issued or guaranteed by foreign governments or certain supranational entities (such as the World Bank) which are considered stable by the Sub-Adviser, or any of the political subdivisions, instrumentalities, authorities or agencies of these governments. These securities generally will be rated within the four highest rating categories by a nationally recognized rating organization (e.g. Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's")) or if not so rated, determined to be of equivalent quality in the opinion of the Sub-Adviser; provided that the Fund may invest up to 10% of its total assets in securities which may be rated B or better by a nationally recognized rating organization and their unrated equivalents.

     2. invest in other "asset backed securities" which are not included as "government asset backed" securities and are rated in one of the two highest rating categories by a nationally recognized credit rating organization or if not so rated, determined to be of equivalent investment quality in the opinion the Sub-Adviser;


     3. engage in hedging transactions, including options, interest rate futures contracts and options thereon, subject to certain limitations described below;

     4. enter into repurchase agreements and reverse repurchase agreements and invest in when issued securities and restricted securities, subject to certain limitations described below;

     5. invest in (for liquidity purposes) high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments") such as certificates of deposit, bankers' acceptances, corporate debt securities, commercial paper and related repurchase agreements.

With respect to the Fund's investment policy of investing at least 80% of its Assets in U.S. Government securities, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in an abnormal market, economic, political or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

Government Securities. The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes").

Custodial Receipts. The Fund may acquire custodial receipts for U.S. government securities. Custodial receipts evidence ownership of future interest payments, principal payments or both, and include Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts are not considered U.S. government securities.

Bank and Corporate Obligations. The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC"), collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Macs.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" or "residual" interests in REMICs, although the Fund does not intend, absent a change in current tax law, to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Indexed Securities. The Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") up to 10% of the Fund's total assets and leveraged inverse floating rate securities ("inverse floaters"). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in interest rates or other reference prices.

Inverse Floating Rate Securities. The Fund may invest in inverse floating rate securities. The interest rate on an inverse floating rate security resets in the opposite direction from the market rate of interest to which the inverse floating rate security is indexed. An inverse floating rate security may be considered to be leveraged to the extent that its interest rate varies by a multiple of the index rate of interest. A higher degree of leverage in the inverse floating rate security is associated with greater volatility in the market value of such security.

The inverse floating rate securities that the Fund may invest in include but are not limited to, an inverse floating rate class of a government agency issued CMO and a government agency issued yield curve note. Typically, an inverse floating rate class of a CMO is one of two components created from the cash flows from a pool of fixed rate mortgages. The other component is a floating rate security in which the amount of interest payable varies directly with a market interest rate index. A yield curve note is a fixed income security that bears interest at a floating rate that is reset periodically based on an interest rate benchmark. The interest rate resets on a yield curve note in the opposite direction from the interest rate benchmark.

Risk Associated with Specific Types of Derivative Debt. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells Mortgage-Backed Securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status." At times when the Fund invests in pay-in-kind, delayed and zero coupon bonds, it will not be pursuing its primary objective of maximizing current income.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payment to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which can run between six months and ten years but are typically structured between three and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

Asset-Backed Securities. The Fund may invest a portion of their assets in asset-backed securities. Asset backed securities, like Ginnie Mae certificates, are securities which represent a participation in or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Types of other asset backed securities include automobile receivable securities, credit card receivable securities and mortgage backed securities such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Lower Rated High Yield Debt Obligations. The Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's or below BBB by S&P), sometimes referred to as junk bonds. No more than 10% of the Fund's total assets may be invested in these securities, and the Fund may not invest in securities rated lower than B by a nationally recognized rating organization. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

See Appendix B to this Statement of Additional Information which describes the characteristics of corporate bonds in the various rating categories.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Brady Bonds. The Fund may invest up to 10% of total assets in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitate the exchange of commercial bank debt for newly issued debt (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.


Ratings as Investment Criteria In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These rating will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Sub-Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.


Investments in Foreign Securities. The Fund may invest in U.S. dollar denominated securities of foreign governments or certain supranational entities (such as the World Bank). These securities will generally be rated within the four highest rating categories by a nationally recognized rating organization S&P or Moody's or if not so rated, determined to be of equivalent quality in the opinion of the Adviser; provided that the Fund may invest up to 10% of its total assets in securities which may be rated B or better by a nationally recognized rating organization.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.


Repurchase Agreements. The Fund may invest in repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlying securities or lack of access to income during this period, and the expense of enforcing its rights.

Reverse Repurchase Agreements and other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of

"interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase.

The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate more than 33 1/3% of the market value of its total assets. The Fund will not make additional investments while borrowings (including reverse repurchase agreements) are in excess of 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser and/or Sub-Advisor will monitor the creditworthiness of the banks involved.


Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its total assets in illiquid investments, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 10% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates and securities prices. The Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices, and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money markets funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 30% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Fundamental Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio  Holdings  Disclosure  Policy.  A description of the Fund's  portfolio
holding   disclosure   policy  is  attached  to  this  Statement  of  Additional
Information as Appendix D.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Borrow money in an amount in excess of 33-1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes (except that it may enter into a reverse repurchase agreement within the limits described in the Prospectus or this Statement of Additional Information), or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets.

(2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

(3) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future delivery of fixed income securities, stock index and currency futures and options on such futures) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

(4) Invest in direct participation interests in oil, gas or other mineral exploration or development programs.

(5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan.

(6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States or any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets. In determining the issuer of a security, each state and each political subdivision agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

(7) Invest in companies for the purpose of exercising control or management.

(8) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of such Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

(9) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make deposits on margin in connection with futures contracts and related options.

(10) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

(11) Knowingly invest in securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or market makers do not exist or will not entertain bids or offers), except for repurchase agreements, if, as a result thereof more than 10% of the Fund's total assets (taken at market value) would be so invested.

(12)  Issue any  senior  security  (as that term is  defined  in the  Investment
Company Act of 1940 (the "Investment Company Act") if such issuance is specifically prohibited by the Investment Company Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

(13) The Fund may not invest more than 25% of its total assets (taken at market value) in the securities of issuers engaged in any one industry. Obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities are not subject to the foregoing 25% limitation. In addition, for purposes of this limitation, determinations of what constitutes an industry are made in accordance with specific industry codes set forth in the Standard Industrial Classification Manual and without considering groups of industries (e.g., all utilities, to be an industry).

(14) Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(1) The Fund may not purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

Except with respect to borrowing money, if a percentage restriction or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the Fund's portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of policy.

The Fund  will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds" or the "Distributor").


------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Independent Trustees
------------------------ ------------ ---------- ------------------------------------------------ -----------
Ronald R. Dion           Chairman     2005       Chairman and Chief Executive Officer, R.M.       53
Born:  1946              and Trustee             Bradley & Co., Inc.; Director, The New England
                                                 Council and Massachusetts Roundtable; Director,
                                                 Boston Stock Exchange; Trustee, North Shore
                                                 Medical Center; Director, BJ's Wholesale Club,
                                                 Inc. and a corporator of the Eastern Bank;
                                                 Trustee, Emmanuel College; Director, Boston
                                                 Municipal Research Bureau; Member of the
                                                 Advisory Board, Carroll Graduate School of
                                                 Management at Boston College.

------------------------ ------------ ---------- ------------------------------------------------ -----------
James F. Carlin          Trustee      2005       Director and Treasurer, Alpha Analytical         53
Born:  1940                                      Laboratories (chemical analysis) (since 1985);
                                                 Part Owner and Treasurer, Lawrence Carlin
                                                 Insurance Agency, Inc. (since 1995); Part Owner
                                                 and Vice President, Mone Lawrence Carlin
                                                 Insurance Agency, Inc. (until 2005);
                                                 Director/Treasurer, Rizzo Associates
                                                 (engineering) (until 2000);  Chairman and CEO,
                                                 Carlin Consolidated, Inc.
                                                 (management/investments) (since 1987);
                                                 Director/Partner, Proctor Carlin & Co., Inc.
                                                 (until 1999); Trustee, Massachusetts Health and
                                                 Education Tax Exempt Trust (since 1993);
                                                 Director of the following:  Uno Restaurant
                                                 Corp. (until 2001), Arbella Mutual (insurance)
                                                 (until 2000), HealthPlan Services, Inc. (until
                                                 1999), Flagship Healthcare, Inc. (until 1999),
                                                 Carlin Insurance Agency, Inc. (until 1999);
                                                 Chairman, Massachusetts Board of Higher
                                                 Education (until 1999)
------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Independent Trustees
------------------------ ------------ ---------- ------------------------------------------------ -----------
Richard P. Chapman, Jr.  Trustee      2002       President and Chief Executive Officer,           53
Born:  1935                                      Brookline Bancorp, Inc.  (lending) (since
                                                 1972); Chairman and Director, Lumber Insurance
                                                 Co. (insurance) (until 2000); Chairman and
                                                 Director, Northeast Retirement Services, Inc.
                                                 (retirement administration) (since 1998).
                                                 Vice Chairman, Northeastern University Board
                                                 of Trustees (since 2004).
------------------------ ------------ ---------- ------------------------------------------------ -----------
William H. Cunningham    Trustee      2005       Former Chancellor, University of Texas System    160
Born:  1944                                      and former President of the University of
                                                 Texas, Austin, Texas; Chairman and CEO, IBT
                                                 Technologies (until 2001); Director of the
                                                 following:  Hire.com (until 2004), STC
                                                 Broadcasting, Inc. and Sunrise Television
                                                 Corp. (until 2001), Symtx, Inc.(electronic
                                                 manufacturing) (since 2001), Adorno/Rogers
                                                 Technology, Inc. (until 2004), Pinnacle Foods
                                                 Corporation (until 2003), rateGenius (until
                                                 2003), Lincoln National Corporation
                                                 (insurance) (since 2006), Jefferson-Pilot
                                                 Corporation (diversified life insurance
                                                 company) (until 2006), New Century Equity
                                                 Holdings (formerly Billing Concepts) (until
                                                 2001), eCertain (until 2001), ClassMap.com
                                                 (until 2001), Agile Ventures (until 2001),
                                                 AskRed.com (until 2001), Southwest Airlines,
                                                 Introgen and Viasystems, Group, Inc.
                                                 (electronic manufacturer) (until 2003);
                                                 Advisory Director, Interactive Bridge, Inc.
                                                 (college fundraising) (until 2001); Advisory
                                                 Director, Q Investments (until 2003); Advisory
                                                 Director, JP Morgan Chase Bank (formerly Texas
                                                 Commerce Bank - Austin), LIN Television (since
                                                 2002), WilTel Communications (until 2003) and
                                                 Hayes Lemmerz International, Inc. (diversified
                                                 automotive parts supply company) (since 2003).

------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
------------------------ ------------ ---------- ------------------------------------------------ -----------
Charles L. Ladner        Trustee      2004       Chairman and Trustee, Dunwoody Village,          160
Born:  1938                                      Inc. (retirement services) (until 2003);
                                                 Senior Vice President and Chief Financial
                                                 Officer, UGI Corporation (public utility
                                                 holding company) (retired 1998); Vice
                                                 President and Director for AmeriGas, Inc.
                                                 (retired 1998); Director of AmeriGas
                                                 Partners, L.P. (until 1997)(gas
                                                 distribution)(until 1997); Director,
                                                 EnergyNorth, Inc.(until 1995); Director, Parks
                                                 and History Association (until 2007).

------------------------ ------------ ---------- ------------------------------------------------ -----------
John A. Moore            Trustee      2002       President and Chief Executive Officer,           53
Born:  1939                                      Institute for Evaluating Health Risks,
                                                 (nonprofit institution) (until 2001);
                                                 Senior Scientist, Sciences International
                                                 (health research)(until 2003); Former
                                                 Assistant Administrator & Deputy
                                                 Administrator, Environmental Protection
                                                 Agency; Principal, Hollyhouse
                                                 (consulting)(since 2000); Director, CIIT
                                                 Center for Health Science Research
                                                 (nonprofit research) (since 2002).

------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Patti McGill Peterson    Trustee      2002       Executive Director, Council for                  53
Born:  1943                                      International Exchange of Scholars and
                                                 Vice President, Institute of
                                                 International Education (since 1998);
                                                 Senior Fellow, Cornell Institute of
                                                 Public Affairs, Cornell University
                                                 (until 1998); Former President of Wells
                                                 College and St. Lawrence University;
                                                 Director, Niagara Mohawk Power
                                                 Corporation (until 2003); Director, Ford
                                                 Foundation, International Fellowships
                                                 Program (since 2002); Director, Lois
                                                 Roth Endowment (since 2002); Director,
                                                 Council for International Exchange
                                                 (since 2003).
------------------------ ------------ ---------- ------------------------------------------------ -----------
Steven R. Pruchansky     Trustee      2005       Chairman and Chief Executive Officer,            53
Born:  1944                                      Greenscapes of Southwest Florida, Inc.
                                                 (since 2000); Director and President,
                                                 Greenscapes of Southwest Florida, Inc.
                                                 (until 2000); Managing Director,
                                                 JonJames, LLC (real estate) (since
                                                 2001); Director, First Signature Bank &
                                                 Trust Company (until 1991); Director,
                                                 Mast Realty Trust (until 1994);
                                                 President, Maxwell Building Corp. (until
                                                 1991).
------------------------ ------------ ---------- ------------------------------------------------ -----------
Non-Independent Trustees
------------------------ ------------ ---------- ------------------------------------------------ -----------
James R. Boyle (3)       Trustee      2005       Chairman and Director, John Hancock              261
Born:  1959                                      Advisers, LLC (the "Adviser"), The
                                                 Berkeley Financial Group, LLC ("The
                                                 Berkeley Group") (holding company) and
                                                 John Hancock Funds, LLC ("John Hancock
                                                 Funds"); President, John Hancock
                                                 Annuities; Executive Vice President,
                                                 John Hancock Life Insurance Company
                                                 (since June, 2004); President U.S.
                                                 Annuities; Senior Vice President, The
                                                 Manufacturers Life Insurance Company
                                                 (U.S.A) (prior to 2004).
------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Principal Officers who
are not Trustees
------------------------ ------------ ---------- ------------------------------------------------ -----------
Keith F. Hartstein       President    2005       Senior Vice President, Manulife Financial        N/A
Born:  1956              and Chief               Corporation (since 2004); Director, President
                         Executive               and Chief Executive Officer, the Adviser and
                         Officer                 The Berkeley Group, John Hancock Funds, LLC
                                                 (since 2005); Director, MFC Global Investment
                                                 Management (U.S.), LLC ("MFC Global (U.S.)")
                                                 (since 2005); Director, John Hancock Signature
                                                 Services, Inc. (since 2005); President and
                                                 Chief Executive Officer, John Hancock
                                                 Investment Management Services, LLC (since
                                                 2006); President and Chief Executive Officer,
                                                 John Hancock Funds,  John Hancock Funds II,
                                                 John Hancock Funds III, John Hancock Trust,;
                                                 Director, Chairman and President, NM Capital
                                                 Management, Inc. (since 2005); Chairman,
                                                 Investment Company Institute Sales Force
                                                 Marketing Committee (since 2003); Director,
                                                 President and Chief Executive Officer, MFC
                                                 Global (U.S.) (2005-2006); Executive Vice
                                                 President, John Hancock Funds, LLC (until
                                                 2005);

------------------------ ------------ ---------- ------------------------------------------------ -----------
Thomas M. Kinzler        Secretary    2006       Vice President and Counsel for John Hancock      N/A
Born:  1955              and Chief               Life Insurance Company (U.S.A.) (since 2006);
                         Legal                   Secretary and Chief Legal Officer, John Hancock
                         Officer                 Funds, John Hancock Funds II, John Hancock
                                                 Funds III and John Hancock Trust (since 2006);
                                                 Vice President and Associate General Counsel
                                                 for Massachusetts Mutual Life Insurance Company
                                                 (1999-2006); Secretary and Chief Legal Counsel
                                                 for MML Series Investment Fund (2000-2006);
                                                 Secretary and Chief Legal Counsel for
                                                 MassMutual Institutional Funds (2000-2004);
                                                 Secretary and Chief Legal Counsel for
                                                 MassMutual Select Funds and MassMutual Premier
                                                 Funds (2004-2006).
------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Francis V. Knox, Jr.     Chief        2005       Vice President and Chief Compliance              N/A
Born:  1947              Compliance              Officer, John Hancock Investment
                         Officer                 Management Services, LLC, the Adviser and
                                                 MFC Global (U.S.) (since 2005); Chief
                                                 Compliance Officer,  John Hancock Funds,
                                                 John Hancock Funds II, John Hancock Funds
                                                 III and John Hancock Trust (since 2005);
                                                 Vice President and Assistant Treasurer,
                                                 Fidelity Group of Funds (until 2004); Vice
                                                 President and Ethics & Compliance Officer,
                                                 Fidelity Investments (until 2001).

------------------------ ------------ ---------- ------------------------------------------------ -----------
Gordon M. Shone          Treasurer    2006       Treasurer, John Hancock Funds (since             N/A
Born:  1956                                      2006); John Hancock Funds II, John Hancock
                                                 Funds III and John Hancock Trust (since
                                                 2005); Vice President and Chief Financial
                                                 Officer, John Hancock Trust (2003-2005);
                                                 Senior Vice President, John Hancock Life
                                                 Insurance Company (U.S.A.) (since 2001);
                                                 Vice President, John Hancock Investment
                                                 Management Services, Inc. and John Hancock
                                                 Advisers, LLC (since 2006), The
                                                 Manufacturers Life Insurance Company
                                                 (U.S.A.) (1998 to 2000).
------------------------ ------------ ---------- ------------------------------------------------ -----------
John G. Vrysen           Chief        2005       Director, Executive Vice President and           N/A
Born:  1955              Financial               Chief Financial Officer, the Adviser, The
                         Officer                 Berkeley Group and John Hancock Funds, LLC
                                                 (since 2005); Executive Vice President and
                                                 Chief Financial Officer, John Hancock
                                                 Investment Management Services, LLC (since
                                                 2005), Vice President and Chief Financial
                                                 Officer, MFC Global (U.S.) (since 2005);
                                                 Director, John Hancock Signature Services,
                                                 Inc. (since 2005); Chief Financial
                                                 Officer, John Hancock Funds, John Hancock
                                                 Funds II, John Hancock Funds III, John
                                                 Hancock Trust (since 2005); Vice President
                                                 and General Manager, Fixed Annuities, U.S.
                                                 Wealth Management (until 2005); Vice
                                                 President, Operations Manulife Wood Logan
                                                 (2000-2004).

------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Fund.


The Audit Committee members are Messrs. Chapman, Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended May 31, 2006.

The Governance Committee members are all of the independent trustees. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee held four meetings during the fiscal year ended May 31, 2006.


As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.


The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended May 31, 2006.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended May 31, 2006.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all funds in the John Hancock Fund Complex overseen by the Trustee, as of December 31, 2005.

-------------------------------------------------------------------------------------------------------------
                                        Dollar Range of Fund       Aggregate Dollar Range of holdings in John
Name of Trustee                         shares Owned by Trustee    Hancock funds overseen by Trustee (1)
                                        (1)
-------------------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------------------
James F. Carlin                         $1-10,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.*                $1-10,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
William H. Cunningham                   None                       $10,001-50,000
-------------------------------------------------------------------------------------------------------------
Ronald R. Dion                          $1-10,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
Charles L. Ladner                       $1-10,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
Dr. John A. Moore*                      $1-10,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
Patti McGill Peterson*                  $1-10,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
Steven Pruchansky                       $1-10,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
Non-Independent Trustee
-------------------------------------------------------------------------------------------------------------
James R. Boyle**                        None                       $10,001-50,000
-------------------------------------------------------------------------------------------------------------

(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, a Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2005, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: $1-$10,000 and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cunningham, $1-$10,000 and over $100,000 for Mr. Dion, $1-$10,000 and over $100,000 for Dr. Moore and $1-$10,000 and over $100,000 for Mr. Pruchansky.






The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the

Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.


                                                    Total Compensation from all
                             Aggregate Compensation  Funds in John Hancock Fund
Trustees                     From the Fund(1)        Complex to Trustees (2)
James F. Carlin                   $ 2,694                   $ 103,703
Richard P. Chapman*                 2,702                     103,953
William J. Cosgrove+                  470                     95,203
William H. Cunningham*              2,784                     109,171
Ronald R. Dion* ++                  4,041                     151,399
Charles L. Ladner ++                3,238                     149,790
Dr. John A. Moore*                  2,978                     115,703
Patti McGill Peterson               2,636                     100,203
Steven R. Pruchansky*               2,965                     115,203
Norman H. Smith*+                     541                     88,953
Total                             $25,049                  $1,133,281

(1)  Compensation is for the fiscal year ended May 31, 2006.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2005. As of this date, Messrs. Carlin, Chapman, Dion, Moore, Pruchansky and Ms. Peterson served on fifty-three funds in the John Hancock Fund Complex; Messrs. Ladner and Cunningham served on one-hundred-forty-three funds.

* As of December 31, 2005, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $76,421, Mr. Cunningham was $125,996, Mr. Dion was $325,086, Dr. Moore was $283,070, Mr. Pruchansky was $246,371 and Mr. Smith was $382,371 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ Mr. Cosgrove retired as of March 31, 2005. Mr. Smith retired as of June 30, 2005.

++ As of September 12, 2005, the Independent Trustees elected Mr. Dion as Independent Chairman of the Board. As of June 16, 2004 and until September 12, 2005, Mr. Ladner was the Independent Chairman of the Board.


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser.


As of August 31, 2006, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date and to the knowledge of the fund, the following shareholders were the only record holders that beneficially owned of 5% or more of the outstanding shares of the Fund:

----------------------------------------------------- -------- -------- --------
Name and Address of Owners of More than 5% of Shares  Class A  Class B  Class C
----------------------------------------------------- -------- -------- --------
MLPF&S                                                --       12.54%   6.52%
For the Sole Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

----------------------------------------------------- -------- -------- --------
Citigroup Global Markets Inc                          --       --        5.80%
333 West 34th Street
New York, New York  10001-2402

----------------------------------------------------- -------- -------- --------


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $27 billion in open-end funds, closed-end funds, private accounts and retirement plans and related party assets for individual and institutional investors as of June 30, 2006. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Sub-Adviser, MFC Global (U.S.), located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of June 30, 2006 managed approximately $26 billion in assets. The Sub-Adviser is a wholly-owned indirect subsidiary of John Hancock Financial Services, Inc. (an indirect wholly-owned subsidiary of Manulife Financial Corporation).

The Board of Trustees appointed MFC Global (U.S.) as Sub-Adviser to the Fund effective December 31, 2005. As of that date, the investment personnel of the Adviser were reassigned to MFC Global (U.S.). The Adviser will continue to serve as investment adviser to the Fund and will be responsible for the supervision of MFC Global (U.S.)'s services to the Fund.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreements, the Adviser, in conjunction with the Sub-Advisor, will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.


The Fund bears all cost of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodian including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including and allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not other wise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meeting; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets                            Annual Rate

First $300 million                                  0.625%
Over $300 million                                   0.500%

Prior to September 30, 2004, the Fund paid the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

Average Daily Net Assets                            Annual Rate

First $200 million                                  0.650%
Next $300 million                                   0.625%
Over $500 million                                   0.600%


For the fiscal years ended May 31, 2004, 2005 and 2006, the advisory fees payable to the Fund's Adviser amounted to $3,809,256, $2,954,628 and $2,510,027, respectively. However, after the expense reductions discussed below, the advisory fees actually paid by the Fund for the fiscal years ended 2004, 2005 and 2006 amounted to $3,220,737, $2,720,941 and $2,348,530, respectively.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's actual expenses at year end fall below this limit. Effective after December 4, 1998 and until September 30, 2003, the Adviser had temporarily reduced its advisory fee to 0.50% of the average of the daily net assets of the Fund. Effective October 1, 2003, the Adviser has agreed to limit the advisory fee to 0.55% of the average of the daily net assets of the Fund. The Adviser reserves the right to terminate this limitation in the future.

As compensation for its services under the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets                            Annual Rate

First $300 million                                  0.200%
Next $300 million                                   0.150%
Over $600 million                                   0.100%

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the
Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective contracts relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the Advisory Agreement.


Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company (the "Life Company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) and the initial approval of the Sub-Advisory Agreement were approved by all of the Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement, or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.

Accounting and Legal Services Agreement. The Trust, on behalf the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser and its affiliates. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended May 31, 2004, 2005 and 2006, the Fund paid the Adviser $177,204, $116,961 and $98,721, respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund who in turn has made contractual arrangements for the Fund's sub-adviser to vote proxies relating to securities held by the Fund. A summary of the Sub-Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2006 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser, principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing. The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of June 30, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

-------------------------- ----------------------------------------------------------------------------
   PORTFOLIO MANAGER NAME                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
-------------------------- ----------------------------------------------------------------------------
Jeffrey N. Given, CFA      Other Registered Investment Companies:  Five (5) funds with total assets of approximately $1.8 billion.

                           Other Pooled Investment Vehicles:  None

                           Other Accounts:  Twenty-three (23) accounts with total assets of approximately $4.8 billion.

-------------------------- ----------------------------------------------------------------------------
Howard Greene, CFA         Other Registered Investment Companies:  Three (3) funds with total assets of approximately $1.4 billion.

                           Other Pooled Investment Vehicles:  None

                           Other Accounts:  Twenty-three (23) accounts with total assets of approximately $4.8billion.

-------------------------- ----------------------------------------------------------------------------

The Adviser and Sub-Advisor do not receive a fee based upon the investment performance of any "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Sub-Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Sub-Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

o    A  portfolio  manager  could  favor an account if the  portfolio  manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser or Sub-Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. As noted above, the Sub-Adviser receives a performance based fee with respect to one Other Account managed by one of the Fund's portfolio manager.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Sub-Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

     o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

     o Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Sub-Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

     o Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

     o The Profitability of the Sub-Adviser: The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Sub-Adviser.

     o Non-Investment Performance: The more intangible contributions of an investment professional to the Sub-Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

o Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.


The Sub-Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Share Ownership by Portfolio Managers. The following table indicates as of May 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:


         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million


------------------------------------- -----------------------------------
Portfolio Manager                     Range of Beneficial Ownership
------------------------------------- -----------------------------------
Howard Greene, CFA                                   C
------------------------------------- -----------------------------------
Jeffrey N. Given, CFA                                B
------------------------------------- -----------------------------------

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. (Prior to July 15, 2004, Class C shares were also subject to a sales load imposed at the time of purchase.) In the case of Class B or Class C shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended May 31, 2004, 2005 and 2006 were $244,633, $146,184 and $121,304, respectively. Of such amounts $27,396, $16,500 and
$13,716, were retained by John Hancock Funds for the fiscal years ended May 31, 2004, 2005 and 2006, respectively. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended May 31, 2004, 2005 and 2006 were $35,408, $650 and $0, respectively. No Class C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were paid/reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B and/or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended May 31, 2006 an aggregate of $2,563,438 of distribution expenses or 7.12% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rules 12b-1 fees in prior periods. For the fiscal year ended May 31, 2006, an aggregate of $477,511 distribution expense or 8.60% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charge or Rule 12b-1 fees.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.


The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty (a) by vote of a majority of the Independent Trustees (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the applicable Fund which has voting rights to that Plan. Each of the Plans provides that no material amendment to the Plan will be effective unless it is approved by a vote of a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by the Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended May 31, 2006, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.

                                         Expense Items
                         Printing and                                            Interest,
                         Mailing of                                              Carrying or
                         Prospectus                                              Other Finance
                         to New          Compensation to    Expenses of John     Charges
           Advertising   Shareholders    Selling Firms      Hancock Funds

  Class A  $  42,651     $  1,707        $ 733,754          $183,729             --
  Class B  $  16,242     $    650        $ 279,427          $ 69,968             --
  Class C  $   2,501     $    100        $  43,027          $ 10,774             --


SALES COMPENSATION


As part of their business strategies, the Fund, along with the Distributor, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are (1) the 12b-1 fees that are paid out of the fund's assets and
(2) sales charges paid by investors, if any. The 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" and "Deferred Sales Charge on Class B and Class C Shares" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described in the First Year Broker or Other Selling Firm compensation chart. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These services and distribution fees are paid quarterly in arrears.


Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.




Additional Payments to Financial Intermediaries. Shares of the funds are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The funds' principal distributor John Hancock Funds, LLC ("John Hancock Funds") may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds' efforts to promote the sale of the funds' shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.

As of June 30, 2006, the following member firms of the NASD have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:

---------------------------------------------- -----------------------------------------------------
1st Global Capital Corp.                       A. G. Edwards & Sons, Inc.
---------------------------------------------- -----------------------------------------------------
AIG Financial Advisors, Inc.                   Ameriprise Financial Services, Inc.
---------------------------------------------- -----------------------------------------------------
AXA Advisors, LLC                              Berthel, Fisher & Company Financial Services, Inc.
---------------------------------------------- -----------------------------------------------------
BNY Investment Center Inc.                     Citigroup Global Markets Inc.
---------------------------------------------- -----------------------------------------------------
Commonwealth Financial Network                 Crown Capital Securities, L.P.
---------------------------------------------- -----------------------------------------------------
CUSO Financial Services, L.P.                  Ferris, Baker, Watts Incorporated
---------------------------------------------- -----------------------------------------------------
First Tennessee Brokerage, Inc.                H.D. Vest Investment Services
---------------------------------------------- -----------------------------------------------------
ING Financial Partners, Inc.                   Investacorp, Inc.
---------------------------------------------- -----------------------------------------------------
Janney Montgomery Scott LLC                    J.J.B. Hilliard, W. L. Lyons, Inc.
---------------------------------------------- -----------------------------------------------------
Lincoln Financial Advisors Corporation         Linsco/Private Ledger Corp.
---------------------------------------------- -----------------------------------------------------
Merrill, Lynch, Pierce, Fenner, & Smith        Morgan Keegan & Company, Inc.
Incorporated
---------------------------------------------- -----------------------------------------------------
Morgan Stanley & Co., Incorporated             National Planning Corporation
---------------------------------------------- -----------------------------------------------------
Oppenheimer & Co., Inc.                        Piper Jaffray & Co.
---------------------------------------------- -----------------------------------------------------
Raymond James & Associates, Inc.               RBC Dain Rauscher Inc.
---------------------------------------------- -----------------------------------------------------
Securities America, Inc.                       Signator Investors, Inc.
---------------------------------------------- -----------------------------------------------------
Stifel, Nicolaus & Company, Incorporated       Transamerica Financial Advisors, Inc.
---------------------------------------------- -----------------------------------------------------
UBS Financial Services, Inc.                   UVEST Financial Services, Inc.
---------------------------------------------- -----------------------------------------------------
Wachovia Securities, LLC                       Wells Fargo Investments, LLC
---------------------------------------------- -----------------------------------------------------

John Hancock Funds also has arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of John Hancock Funds by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Cash Payments. From time to time, John Hancock Funds may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

John Hancock Funds, and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.


              First Year Broker or Other Selling Firm Compensation

                                     Investor pays
                                     sales charge      Selling Firm     Selling Firm
                                     (% of offering)   receives         receives 12b-1    Total Selling Firm
Class A investments                  price             commission (1)   service fee (2)   compensation (3),(4)
-------------------                  -----             --------------   ---------------   -------------------
Up to $99,999                        4.50%             3.76%            0.25%             4.00%
$100,000 - $249,999                  3.75%             3.01%            0.25%             3.25%
$250,000 - $499,999                  2.75%             2.06%            0.25%             2.30%
$500,000 - $999,999                  2.00%             1.51%            0.25%             1.75%

Investments of Class A shares of
$1 million or more (5)

First $1M - $4,999,999               --                0.75%            0.25%             1.00%
Next $1 - $5M above that             --                0.25%            0.25%             0.50%
Next $1 or more above that           --                0.00%            0.25%             0.25%

Class B investments

All amounts                          --                3.75%            0.25%             4.00%

Class C investments

All amounts                          --                0.75%            0.25%             1.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for a discussion on how to qualify for a reduced sales charge. John Hancock Funds, LLC may take recent redemptions into account in determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

The NAV for each class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time).

Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES


Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge" or "CDSC"). The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Combination and Accumulation Privilege" below).


In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charges ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.


o Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.


NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Certain retirement plans participating in Merrill Lynch or the Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Adviser or Princeton Retirement Group representative for further information.


o    Retirement plans investing through the PruSolutions(sm) program.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

     Amount Invested                                  CDSC Rate

     First $1 to $4,999,999                           1.00%
     Next $1 to $5M above that                        0.50%
     Next $1 or more above that                       0.25%

As of July 15, 2004, no Class C shares paid a front-end sales charge.

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

   o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)              $ 600.00
   o *Minus Appreciation ($12 - $10) x 100 shares                             (200.00)
   o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)  (120.00)
   o Amount subject to CDSC                                                  $ 280.00

   *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.


Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below: For all account types:


For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

*    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)


* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Adviser or Princeton Retirement Group representative for further information.


* Redemptions of Class A shares by retirement plans that invested through the PruSolutions(sm) program.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth and Coverdell ESAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401(a) Plan       403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401(k), MPP,                                        Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*or  payments
                                                                             12% of account
                                                                             value annually
                                                                             in periodic
                                                                             payments
---------------------------------------------------------------------------------------------------------------
Between 59 1/2 and      Waived            Waived            Waived           Waived for Life   12% of account
70 1/2                                                                       Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments          payments          payments         payments
---------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

*Required minimum distribution based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent to that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events.

Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described under the caption "TAX STATUS".


Retirement plans participating in Merrill Lynch's or The Princeton Retirement Group, Inc.'s servicing programs:

Class A shares  are  available  at net  asset  value  for  Merrill  Lynch or The
Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Adviser or Princeton Retirement Group representative for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and in one or more classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have also authorized shares of this Fund and two other series and the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C. Additional series may be added in the future.


The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The fund no longer issues share certificates. Shares are electronically recorded.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.


In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than in a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Trust itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts and estates.


TAX STATUS


The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.


Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses). Some distributions may be paid to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them. The Fund probably will not satisfy this 50% requirement.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The Fund that cannot or does not make this election may deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders will not, in this event, include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would
(a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of such Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by such Fund, and (c) be entitled to increase the adjusted tax basis for his shares in such Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $43,788,729 of capital loss carryforwards, available to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire at various times and amounts from 2008 through 2014.

The Fund's dividends and capital gain distributions will not qualify as qualified dividend income as provided under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund's dividends and capital gain distributions will not qualify for the corporate dividends-received deduction.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sales rules applicable to certain options, futures and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Certain options, futures and forward foreign currency transactions undertaken by the Fund may cause such Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to seek to minimize any potential adverse tax consequences.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

BROKERAGE ALLOCATION


Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser or Sub-Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed periodically by the Sub-Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Sub-Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.


Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.


The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed by dealers that also sell shares of John Hancock funds. However, the Adviser and Sub-Adviser do not consider sales of shares of the Fund as a factor in the selection of broker dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser and Sub-Adviser of the Fund. The Adviser and Sub-Adviser have implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.


Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended May 31, 2006, the Fund paid $0 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser or Sub-Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser or Sub-Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tend to follow a broader universe of securities and other matters than the Adviser's or Sub-Adviser's staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser or Sub-Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates or by the or Sub-Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Sub-Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser and Sub-Adviser believes that the research services are beneficial in supplementing the Adviser's or Sub-Adviser's research and analysis and that they improve the quality of the Adviser's or Sub-Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The advisory fee paid by the Fund is not reduced because the Adviser or Sub-Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser or Sub-Adviser. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.


Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's or Sub-Adviser's other clients.


In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


While the Adviser and/or the Sub-Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser or Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended May 31, 2004, 2005 and 2006, the Fund paid negotiated brokerage commissions of $4,760, $11,655 and $7,040, respectively.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Sub-Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser or Sub-Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker"). For the fiscal years ended May 31, 2004, 2005 and 2006, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account plus certain out-of-pocket expenses. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.015% of average daily net assets. Prior to January 1, 2006, the Fund paid Signature Services monthly a fee which was based on an annual rate of $17.00 for each Class A shareholder account and $19.50 for each Class B shareholder account and $18.50 for each Class C shareholder account plus certain out-of-pocket expenses. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110.
PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return. Until May 31, 2005, the independent registered public accounting firm of the Fund was Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116.

APPENDIX A

DESCRIPTION OF INVESTMENT RISK

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time - days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.(e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g. mortgage-backed securities and structured securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.(e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., brady bonds and foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

APPENDIX B

DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of various debt instruments. Their ratings are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. Such limitations include the following: the rating of an issue is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there are varying degrees of difference in credit risk of securities in each rating category. Therefore, it should be understood, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.


Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:  Obligations  rated Baa are  subject  to  moderate  credit  risk.  They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated B are considered speculative elements and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR'S RATINGS GROUP

AAA: An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated `BB', `B', `CCC' `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

C: The `C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE ("Fitch")

Investment Grade

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. `B' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B:   Highly speculative.
  o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
  o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

CCC
  o For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
  o  For   individual   obligations,   may  indicate   distressed  or  defaulted
     obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

CC
  o  For  issuers  and  performing  obligations,  default  of some kind  appears probable.
  o For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of `R4' (average) or `R5' (below average).

C
  o  For issuers and performing obligations, default is imminent.
  o  For   individual   obligations,   may  indicate   distressed  or  defaulted
     obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
- the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or
- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated `D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or CCC-C categories.

Default  is   determined   by  reference  to  the  terms  of  the   obligations'
documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor's

Commercial Paper
A standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

A-1
This  designation  indicates that the degress of safety regarding timely payment
is  strong.   Those  issues   determined  to  possess  extremely  strong  safety
characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated `B' are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings
Standard & Poor's assigns `dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, `AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, `SP-1+/A-1+').


Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.


TAX-EXEMPT NOTE RATINGS

Moody's

Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

Standard and Poor's

Short-Term Issue
A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
  o Amoritization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and
  o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

APPENDIX C

SUMMARY OF PROXY VOTING


                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                 formerly know as Sovereign Asset Management LLC
                              Proxy Voting Summary

We believe in placing our clients' interests first. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.


As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.


Currently, John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or MFC Global (U.S.) makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and MFC Global (U.S.) will vote proxies for ERISA clients.


In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and MFC Global (U.S.) vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and MFC Global (U.S.)'s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and MFC Global (U.S.) have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In  general,  we  support  proposals  that  foster  good  corporate   governance
procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
     o The compensation committee is not fully independent;
     o plan dilution is more than 10% of outstanding common stock;
     o the company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval;
     o the option is not premium priced or indexed, or does not vest based on future performance.

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     o the plan allows stock to be purchased at less than 85% of fair market value;
     o this plan dilutes outstanding common equity greater than 10%;
     o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity;
     o the potential dilution from all company plans is more than 85%.

With respect to director stock incentive/option plans, we will vote against management if:

     1. the minimum vesting period for options or time lapsing restricted stock is less than one year;
     2. the potential dilution for all company plans is more than 85%.

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     o change the company name;
     o approve other business;
     o adjourn meetings;
     o make technical amendments to the by-laws or charters;
     o approve financial statements;
     o approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

     o    calling for shareholder ratification of auditors;
     o    calling for auditors to attend annual meetings;
     o    seeking to increase board independence;
     o    requiring minimum stock ownership by directors;
     o seeking to create a nominating committee or to increase the independence of the nominating committee;
     o    seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                 formerly know as Sovereign Asset Management LLC
                             Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.


The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or MFC Global (U.S.)'s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or MFC Global (U.S.) Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX D

                               John Hancock Funds

               Description of Portfolio Holdings Disclosure Policy

   General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

   The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy.

   The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition

(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date

(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.


Disclosure of Portfolio Holdings to Nonaffiliated Persons

     Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.


     Rating Organizations. Nonpublic Information regarding portfolio holdings is provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. This information is typically provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information.

     Risk Management, Attribution, Portfolio Analysis Tools. Nonpublic Information regarding portfolio holdings is provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. This information is typically provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information.

     Proxy Voting Services. Nonpublic Information regarding portfolio holdings is provided to ISS, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide ISS with such information.


     Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

     Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids.

     Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

   Other Persons. Nonpublic Information regarding portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Fund or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

Resolution of Conflicts of Interest

If the Fund or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Fund portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Fund who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Fund shareholders.

Changes to Policy

Any material changes to this policy must be approved by the Fund's Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Board of Trustees no later than the Board meeting following the arising of the issue.

Applicability of Policy to a Fund's Adviser and Subadvisers

This policy shall apply to the Fund's Adviser and each of its subadvisers as applicable.



Appendix A

I. Employees* of John Hancock Advisers, LLC who are subject to the Code of Ethics of the Fund, the Funds' investment adviser, or the Fund's principal underwriter, John Hancock Funds, LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to a Fund.

III. Employees* of the Funds' custodian who provide services to the Funds.

IV. Employees* and partners of a Fund's certified public accounting firm who provide services to the Fund.

V. Employees* and partners of a Fund's legal counsel who provides services to the Fund.

*Includes temporary employees

FINANCIAL STATEMENTS


The financial statements listed below are included in the Fund's respective 2006 Annual Report to Shareholders for the year ended May 31, 2006 (filed electronically on July 27, 2006, accession number 0001010521-06-000586). These financial statements and the Fund's 2005 Annual Report to Shareholders for the year ended May 31, 2005 (filed electronically on July 27, 2005, accession number 0001010521-05-000279) are included in and incorporated by reference into Part B of this registration statement of John Hancock Government Income Fund (files nos. 811-3006 and 2-66906).


John Hancock Bond Trust
  John Hancock Government Income Fund


  Statement of Assets and Liabilities as of May 31, 2006.
  Statement of Operations for the fiscal year ended May 31, 2006.
  Statement of Changes in Net Assets for each of the periods indicated therein. Financial Highlights for each of the periods indicated therein.
  Schedule of Investments as of May 31, 2006.
  Notes to Financial Statements.
  Report of Independent Registered Public Accounting Firm.

                          JOHN HANCOCK HIGH YIELD FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                 October 1, 2006


This Statement of Additional Information provides information about John Hancock High Yield Fund (the "Fund"), in addition to the information that is contained in the combined Income Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Bond Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page
ORGANIZATION OF THE FUND.......................................................2
INVESTMENT OBJECTIVE AND POLICIES..............................................2
INVESTMENT RESTRICTIONS.......................................................20
THOSE RESPONSIBLE FOR MANAGEMENT..............................................22
INVESTMENT ADVISORY AND OTHER SERVICES........................................33
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS...........................35
DISTRIBUTION CONTRACTS........................................................39
SALES COMPENSATION............................................................41
NET ASSET VALUE...............................................................45
INITIAL SALES CHARGE ON CLASS A SHARES........................................46
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES...........................49
SPECIAL REDEMPTIONS...........................................................53
ADDITIONAL SERVICES AND PROGRAMS..............................................53
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES...............................55
DESCRIPTION OF THE FUND'S SHARES..............................................55
TAX STATUS....................................................................56
BROKERAGE ALLOCATION..........................................................61
TRANSFER AGENT SERVICES.......................................................64
CUSTODY OF PORTFOLIO..........................................................64
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................65


Appendix A- Description of Investment Risk...................................A-1
Appendix B-Description of Bond Ratings.......................................B-1
Appendix C-Proxy Voting Summary..............................................C-1
Appendix D-Policy Regarding Disclosure of Portfolio Holdings.................D-1
Financial Statements.........................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to April 26, 2004, the Fund was called John Hancock High Yield Bond Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries ("John Hancock") today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.


Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$370 billion (US$332 billion) as at June 30, 2006.


Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.


The Fund is sub-advised by MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)" or the "Sub-Adviser"). Prior to October 1, 2006, MFC Global
(U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.)is a subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation. MFC. Global (U.S.) is responsible for providing investment advice to the Fund subject to the review of the Trustees and the overall supervision of the Adviser.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is not fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

Under normal circumstances, at least 80% of the Fund's Assets will be invested in fixed income securities rated "Ba" or lower by Moody's, or "BB" or lower by S&P or Fitch; however, no more than 10% of the Fund's total assets may be invested in securities that are rated in default (securities rated "D" by S&P or "C" by Moody's). Unrated securities will also be considered for investment by the Fund when the Adviser believes that the issuer's financial condition, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities consistent with the Fund's objectives and policies.

"Fixed-income securities" include, but are not limited to, the following securities: domestic and foreign corporate bonds; debentures and notes; convertible securities; preferred securities; and domestic and foreign government obligations.

With respect to the Fund's investment policy of investing at least 80% of its Assets in fixed-income securities rated Ba or BB or lower, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy.

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in an abnormal market, economic, political or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

The Fund's investments in debt securities may include zero coupon bonds and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically and in cash. The Fund accrues income on these securities for tax and accounting purposes, and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Fund may be forced to liquidate other investments to make distributions. At times when the Fund invests in zero-coupon and payment-in-kind bonds, it will not be pursuing its primary objective of maximizing current income.

Although the Fund intends to maintain investment emphasis on debt securities of domestic issuers, the Fund may invest without limitation in debt securities of foreign issuers, including those issued by supranational entities such as the World Bank. The Fund may also purchase debt securities issued in any country developed or undeveloped. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered speculative. The Fund may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes. The risks of foreign investments should be carefully considered by investors.

Included among domestic debt securities eligible for purchase by the Fund are adjustable and variable or floating rate securities, mortgage related securities (including stripped securities, collateralized mortgage obligations and multi-class pass-through securities), asset-backed securities and callable bonds. Callable bonds have a provision permitting the issuer, at its option to "call" or redeem the bonds. If an issuer were to redeem bonds held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in bonds providing the same coupon return as the bonds redeemed.

To the extent that the Fund does not invest in the securities described above, the Fund may:

     1. invest (for liquidity purposes ) in high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments") including government obligations, certificates of deposit, bankers' acceptances, short-term corporate debt securities, commercial paper and related repurchase agreements;

     2. invest up to 10% of its total assets in municipal obligations, including municipal bonds issued at a discount, in circumstances where the Adviser determines that investing in such obligations would facilitate the Fund's ability to accomplish its investment objectives;

     3. lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, purchase restricted and illiquid securities and purchase securities on a when issued or forward commitment basis;

     4. write (sell) covered call and put options and purchase call and put options on debt securities and securities indices in an effort to increase current income and for hedging purposes; and

     5. purchase and sell interest rate futures contracts on debt securities and securities index futures contracts, and write and purchase options on these futures contracts for hedging purposes.

During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, part or all of the assets of the Fund may be invested in cash or cash equivalents consisting of:

     1. obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements ) with assets of $100,000,0000 or more;

     2. commercial paper rated within the two highest rating categories of a nationally recognized rating organization;

     3. investment grade short-term notes;

     4. obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and

     5. related repurchase agreements.

The investment policies of the Fund are discussed in more detail below.

Common Stock. The Fund may invest up to 20% of net assets in common stocks of U.S. and foreign companies. Stock market movements may lower the value of the Fund's investments in stocks. A company's stock price may also fluctuate significantly in response to other factors such as disappointing earnings reports, loss of major customers, litigation or changes in government regulations affecting the company or its industry. The Fund can invest in companies of any size including small-capitalization companies, whose stock prices may be more volatile than those of larger companies.

Government Securities. The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes").

Custodial Receipts. The Fund may acquire custodial receipts for U.S. government securities. Custodial receipts evidence ownership of future interest payments, principal payments or both, and include Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities

("CATS"). Custodial receipts are not considered U.S. government securities.

Bank and Corporate Obligations. The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Municipal Obligations. The Fund may invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.

Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations in which the Fund may invest which were issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P, Moody's and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix B for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits REMIC, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Macs.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" or "residual" interests in REMICs, although the Fund does not intend, absent a change in current tax law, to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Participation Interests. The Fund may invest in participation interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests may be subject to its 15% of net assets limitation on investments in illiquid securities.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Indexed Securities. The Fund may invest up to 10% of the Fund's total assets in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters"). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in interest rates or other reference prices.

Risk Associated with Specific Types of Derivative Debt. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period.

Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed income and equity securities. The market value of convertible securities declines as interest rates increase, and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. However, the issuers of convertible securities may default on their obligations.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells Mortgage-Backed Securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status." At times when the Fund invests in pay-in-kind, delayed and zero coupon bonds, it will not be pursuing its primary objective of maximizing current income.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. The Fund may enter into currency swaps, caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payment to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which can run between six months and ten years but are typically structured between three and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

Asset-Backed Securities. The Fund may invest a portion of their assets in asset-backed securities. Asset backed securities, like Ginnie Mae certificates, are securities which represent a participation in or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Types of other asset backed securities include automobile receivable securities, credit card receivable securities and mortgage backed securities such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Lower Rated High Yield Debt Obligations. The Fund invests primarily in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's or below BBB by S&P), sometimes referred to as junk bonds. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

See Appendix B to this Statement of Additional Information which describes the characteristics of corporate bonds in the various rating categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Ratings as Investment Criteria In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These rating will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Investments in Foreign Securities. The Fund may invest in securities of foreign issuers, including debt and equity securities of corporate and governmental issuers in countries with emerging economies or securities markets. The Fund may also invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers.  These  securities  may not  necessarily  be  denominated  in the  same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. The foreign currency exchange transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate between these currencies. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund's dealings in forward foreign currency exchange contracts will be limited to hedging either specified transactions or portfolio positions. The Fund will not attempt to hedge all of its foreign portfolio positions.

If the Fund enters into a forward contract requiring it to purchase foreign currency, its custodian bank will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount necessary to complete the forward contract. These assets will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment in purchased forward contracts.

Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of these securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency exchange transactions varies with factors such as the currency involved, the length of the contract period and the prevailing market conditions. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.


Repurchase Agreements. The Fund may invest in repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlying securities or lack of access to income during this period, and the expense of enforcing its rights.

Reverse Repurchase Agreements and other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase.

In addition, the Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate more than 33 1/3% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser and/or Sub-Adviser will monitor the creditworthiness of the banks involved.


Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets of the Fund denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money markets funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Fundamental Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when issued or forward commitment basis. "When issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio  Holdings  Disclosure  Policy.  A description of the Fund's  portfolio
holding   disclosure   policy  is  attached  to  this  Statement  of  Additional
Information as Appendix D.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

2. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

3. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

4. Invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.

5. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

6. With respect to 75% of the fund's total assets, the fund may not invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

7.   Issue senior securities, except to the extent permitted by the 1940 Act.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.*

     *The Board of Trustees as a fundamental investment restriction has adopted the investment restriction set forth above. This restates and supercedes the prior fundamental restriction, which provided that the Fund may not "purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets taken at market value at the time of such purchase, except that (i) the Fund may invest up to 40% of the value of its total assets in the securities of issuers engaged in the electric utility and telephone industries and (ii) this limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities. The Fund may not concentrate its investments in the securities of issuers engaged in the electric utility industry or the telephone industry unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in either industry (issue size of $50 million or more) have averaged greater than the yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more) and, in the opinion of the Adviser, the relative return available from the electric utility or telephone industry and the relative risk, marketability, quality and availability of securities of this industry justifies such an investment." This prior restriction was less restrictive than the fundamental restriction stated above and had no operative effect on the management of the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies,
     (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the

     Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

3.   Purchase securities on margin.

4.   Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the Fund's portfolio securities or a alter change in the rating of a portfolio security will not be considered a violation of policy.

The Fund  will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds" or the "Distributor").

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Independent Trustees
------------------------ ------------ ---------- ------------------------------------------------ -----------
Ronald R. Dion           Chairman     2005       Chairman and Chief Executive Officer, R.M.       53
Born:  1946              and Trustee             Bradley & Co., Inc.; Director, The New England
                                                 Council and Massachusetts Roundtable; Director,
                                                 Boston Stock Exchange; Trustee, North Shore
                                                 Medical Center; Director, BJ's Wholesale Club,
                                                 Inc. and a corporator of the Eastern Bank;
                                                 Trustee, Emmanuel College; Director, Boston
                                                 Municipal Research Bureau; Member of the
                                                 Advisory Board, Carroll Graduate School of
                                                 Management at Boston College.

------------------------ ------------ ---------- ------------------------------------------------ -----------
James F. Carlin          Trustee      2005       Director and Treasurer, Alpha Analytical         53
Born:  1940                                      Laboratories (chemical analysis) (since 1985);
                                                 Part Owner and Treasurer, Lawrence Carlin
                                                 Insurance Agency, Inc. (since 1995); Part Owner
                                                 and Vice President, Mone Lawrence Carlin
                                                 Insurance Agency, Inc. (until 2005);
                                                 Director/Treasurer, Rizzo Associates
                                                 (engineering) (until 2000);  Chairman and CEO,
                                                 Carlin Consolidated, Inc.
                                                 (management/investments) (since 1987);
                                                 Director/Partner, Proctor Carlin & Co., Inc.
                                                 (until 1999); Trustee, Massachusetts Health and
                                                 Education Tax Exempt Trust (since 1993);
                                                 Director of the following:  Uno Restaurant
                                                 Corp. (until 2001), Arbella Mutual (insurance)
                                                 (until 2000), HealthPlan Services, Inc. (until
                                                 1999), Flagship Healthcare, Inc. (until 1999),
                                                 Carlin Insurance Agency, Inc. (until 1999);
                                                 Chairman, Massachusetts Board of Higher
                                                 Education (until 1999)
------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Independent Trustees
------------------------ ------------ ---------- ------------------------------------------------ -----------
Richard P. Chapman, Jr.  Trustee      2001       President and Chief Executive Officer,           53
Born:  1935                                      Brookline Bancorp, Inc.  (lending) (since
                                                 1972); Chairman and Director, Lumber Insurance
                                                 Co. (insurance) (until 2000); Chairman and
                                                 Director, Northeast Retirement Services, Inc.
                                                 (retirement administration) (since 1998).
                                                 Vice Chairman, Northeastern University Board
                                                 of Trustees (since 2004).
------------------------ ------------ ---------- ------------------------------------------------ -----------
William H. Cunningham    Trustee      2005       Former Chancellor, University of Texas System    160
Born:  1944                                      and former President of the University of
                                                 Texas, Austin, Texas; Chairman and CEO, IBT
                                                 Technologies (until 2001); Director of the
                                                 following:  Hire.com (until 2004), STC
                                                 Broadcasting, Inc. and Sunrise Television
                                                 Corp. (until 2001), Symtx, Inc.(electronic
                                                 manufacturing) (since 2001), Adorno/Rogers
                                                 Technology, Inc. (until 2004), Pinnacle Foods
                                                 Corporation (until 2003), rateGenius (until
                                                 2003), Lincoln National Corporation
                                                 (insurance) (since 2006), Jefferson-Pilot
                                                 Corporation (diversified life insurance
                                                 company) (until 2006), New Century Equity
                                                 Holdings (formerly Billing Concepts) (until
                                                 2001), eCertain (until 2001), ClassMap.com
                                                 (until 2001), Agile Ventures (until 2001),
                                                 AskRed.com (until 2001), Southwest Airlines,
                                                 Introgen and Viasystems, Group, Inc.
                                                 (electronic manufacturer) (until 2003);
                                                 Advisory Director, Interactive Bridge, Inc.
                                                 (college fundraising) (until 2001); Advisory
                                                 Director, Q Investments (until 2003); Advisory
                                                 Director, JP Morgan Chase Bank (formerly Texas
                                                 Commerce Bank - Austin), LIN Television (since
                                                 2002), WilTel Communications (until 2003) and
                                                 Hayes Lemmerz International, Inc. (diversified
                                                 automotive parts supply company) (since 2003).

------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
------------------------ ------------ ---------- ------------------------------------------------ -----------
Charles L. Ladner        Trustee      2004       Chairman and Trustee, Dunwoody Village,          160
Born:  1938                                      Inc. (retirement services) (until 2003);
                                                 Senior Vice President and Chief Financial
                                                 Officer, UGI Corporation (public utility
                                                 holding company) (retired 1998); Vice
                                                 President and Director for AmeriGas, Inc.
                                                 (retired 1998); Director of AmeriGas
                                                 Partners, L.P. (until 1997)(gas
                                                 distribution)(until 1997); Director,
                                                 EnergyNorth, Inc.(until 1995); Director, Parks
                                                 and History Association (until 2007).

------------------------ ------------ ---------- ------------------------------------------------ -----------
John A. Moore            Trustee      2001       President and Chief Executive Officer,           53
Born:  1939                                      Institute for Evaluating Health Risks,
                                                 (nonprofit institution) (until 2001);
                                                 Senior Scientist, Sciences International
                                                 (health research)(until 2003); Former
                                                 Assistant Administrator & Deputy
                                                 Administrator, Environmental Protection
                                                 Agency; Principal, Hollyhouse
                                                 (consulting)(since 2000); Director, CIIT
                                                 Center for Health Science Research
                                                 (nonprofit research) (since 2002).

------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Patti McGill Peterson    Trustee      2001       Executive Director, Council for                  53
Born:  1943                                      International Exchange of Scholars and
                                                 Vice President, Institute of
                                                 International Education (since 1998);
                                                 Senior Fellow, Cornell Institute of
                                                 Public Affairs, Cornell University
                                                 (until 1998); Former President of Wells
                                                 College and St. Lawrence University;
                                                 Director, Niagara Mohawk Power
                                                 Corporation (until 2003); Director, Ford
                                                 Foundation, International Fellowships
                                                 Program (since 2002); Director, Lois
                                                 Roth Endowment (since 2002); Director,
                                                 Council for International Exchange
                                                 (since 2003).
------------------------ ------------ ---------- ------------------------------------------------ -----------
Steven R. Pruchansky     Trustee      2005       Chairman and Chief Executive Officer,            53
Born:  1944                                      Greenscapes of Southwest Florida, Inc.
                                                 (since 2000); Director and President,
                                                 Greenscapes of Southwest Florida, Inc.
                                                 (until 2000); Managing Director,
                                                 JonJames, LLC (real estate) (since
                                                 2001); Director, First Signature Bank &
                                                 Trust Company (until 1991); Director,
                                                 Mast Realty Trust (until 1994);
                                                 President, Maxwell Building Corp. (until
                                                 1991).
------------------------ ------------ ---------- ------------------------------------------------ -----------
Non-Independent Trustees
------------------------ ------------ ---------- ------------------------------------------------ -----------
James R. Boyle (3)       Trustee      2005       Chairman and Director, John Hancock              261
Born:  1959                                      Advisers, LLC (the "Adviser"), The
                                                 Berkeley Financial Group, LLC ("The
                                                 Berkeley Group") (holding company) and
                                                 John Hancock Funds, LLC ("John Hancock
                                                 Funds"); President, John Hancock
                                                 Annuities; Executive Vice President,
                                                 John Hancock Life Insurance Company
                                                 (since June, 2004); President U.S.
                                                 Annuities; Senior Vice President, The
                                                 Manufacturers Life Insurance Company
                                                 (U.S.A) (prior to 2004).
------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Principal Officers who
are not Trustees
------------------------ ------------ ---------- ------------------------------------------------ -----------
Keith F. Hartstein       President    2005       Senior Vice President, Manulife Financial        N/A
Born:  1956              and Chief               Corporation (since 2004); Director, President
                         Executive               and Chief Executive Officer, the Adviser and
                         Officer                 The Berkeley Group, John Hancock Funds, LLC
                                                 (since 2005); Director, MFC Global Investment
                                                 Management (U.S.), LLC ("MFC Global (U.S.)")
                                                 (since 2005); Director, John Hancock Signature
                                                 Services, Inc. (since 2005); President and
                                                 Chief Executive Officer, John Hancock
                                                 Investment Management Services, LLC (since
                                                 2006); President and Chief Executive Officer,
                                                 John Hancock Funds,  John Hancock Funds II,
                                                 John Hancock Funds III, John Hancock Trust,;
                                                 Director, Chairman and President, NM Capital
                                                 Management, Inc. (since 2005); Chairman,
                                                 Investment Company Institute Sales Force
                                                 Marketing Committee (since 2003); Director,
                                                 President and Chief Executive Officer, MFC
                                                 Global (U.S.) (2005-2006); Executive Vice
                                                 President, John Hancock Funds, LLC (until
                                                 2005);

------------------------ ------------ ---------- ------------------------------------------------ -----------
Thomas M. Kinzler        Secretary    2006       Vice President and Counsel for John Hancock      N/A
Born:  1955              and Chief               Life Insurance Company (U.S.A.) (since 2006);
                         Legal                   Secretary and Chief Legal Officer, John Hancock
                         Officer                 Funds, John Hancock Funds II, John Hancock
                                                 Funds III and John Hancock Trust (since 2006);
                                                 Vice President and Associate General Counsel
                                                 for Massachusetts Mutual Life Insurance Company
                                                 (1999-2006); Secretary and Chief Legal Counsel
                                                 for MML Series Investment Fund (2000-2006);
                                                 Secretary and Chief Legal Counsel for
                                                 MassMutual Institutional Funds (2000-2004);
                                                 Secretary and Chief Legal Counsel for
                                                 MassMutual Select Funds and MassMutual Premier
                                                 Funds (2004-2006).
------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Francis V. Knox, Jr.     Chief        2005       Vice President and Chief Compliance              N/A
Born:  1947              Compliance              Officer, John Hancock Investment
                         Officer                 Management Services, LLC, the Adviser and
                                                 MFC Global (U.S.) (since 2005); Chief
                                                 Compliance Officer,  John Hancock Funds,
                                                 John Hancock Funds II, John Hancock Funds
                                                 III and John Hancock Trust (since 2005);
                                                 Vice President and Assistant Treasurer,
                                                 Fidelity Group of Funds (until 2004); Vice
                                                 President and Ethics & Compliance Officer,
                                                 Fidelity Investments (until 2001).

------------------------ ------------ ---------- ------------------------------------------------ -----------
Gordon M. Shone          Treasurer    2006       Treasurer, John Hancock Funds (since             N/A
Born:  1956                                      2006); John Hancock Funds II, John Hancock
                                                 Funds III and John Hancock Trust (since
                                                 2005); Vice President and Chief Financial
                                                 Officer, John Hancock Trust (2003-2005);
                                                 Senior Vice President, John Hancock Life
                                                 Insurance Company (U.S.A.) (since 2001);
                                                 Vice President, John Hancock Investment
                                                 Management Services, Inc. and John Hancock
                                                 Advisers, LLC (since 2006), The
                                                 Manufacturers Life Insurance Company
                                                 (U.S.A.) (1998 to 2000).
------------------------ ------------ ---------- ------------------------------------------------ -----------
John G. Vrysen           Chief        2005       Director, Executive Vice President and           N/A
Born:  1955              Financial               Chief Financial Officer, the Adviser, The
                         Officer                 Berkeley Group and John Hancock Funds, LLC
                                                 (since 2005); Executive Vice President and
                                                 Chief Financial Officer, John Hancock
                                                 Investment Management Services, LLC (since
                                                 2005), Vice President and Chief Financial
                                                 Officer, MFC Global (U.S.) (since 2005);
                                                 Director, John Hancock Signature Services,
                                                 Inc. (since 2005); Chief Financial
                                                 Officer, John Hancock Funds, John Hancock
                                                 Funds II, John Hancock Funds III, John
                                                 Hancock Trust (since 2005); Vice President
                                                 and General Manager, Fixed Annuities, U.S.
                                                 Wealth Management (until 2005); Vice
                                                 President, Operations Manulife Wood Logan
                                                 (2000-2004).

------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Fund.


The Audit Committee members are Messrs. Chapman, Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended May 31, 2006.

The Governance Committee members are all of the independent trustees. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee held four meetings during the fiscal year ended May 31, 2006.


As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.


The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended May 31, 2006.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended May 31, 2006.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all funds in the John Hancock Fund Complex overseen by the Trustee, as of December 31, 2005.

                          Dollar Range          Aggregate Dollar Range of
                          of Fund shares Owned  holdings in John Hancock funds
Name of Trustee           by Trustee (1)        overseen by Trustee (1)
------------------------- --------------------- ------------------------------
Independent Trustees
------------------------- --------------------- ------------------------------
James F. Carlin           $1-10,000             Over $100,00
------------------------- --------------------- ------------------------------
Richard P. Chapman, Jr.   none                  Over $100,000
------------------------- --------------------- ------------------------------
William H. Cunningham     none                  $10,001-50,000
------------------------- --------------------- ------------------------------
Ronald R. Dion            $1-10,000             Over $100,000
------------------------- --------------------- ------------------------------
Charles L. Ladner         $10,001-50,000        Over $100,000
------------------------- --------------------- ------------------------------
Dr. John A. Moore         $1-10,000             Over $100,000
------------------------- --------------------- ------------------------------
Patti McGill Peterson     $10,001-50,000        Over $100,000
------------------------- --------------------- ------------------------------
Steven R. Pruchansky      $1-10,000             Over $100,000
------------------------- --------------------- ------------------------------
Non-Independent Trustee
------------------------- --------------------- ------------------------------
James R. Boyle            none                  $10,001-50,000
------------------------- --------------------- --------------------------------
(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2004, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cunningham, $1-$10,000 and over $100,000 for Mr. Dion, $1-10,000 and over $100,000 for Dr. Moore and $1-$10,000 and over $100,000 for Mr. Pruchansky.






The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                    Total Compensation from all
                          Aggregate Compensation    Funds in John Hancock Fund
Trustees                  From the Fund(1)          Complex to Trustees (2)
--------                  ----------------------    ---------------------------
James F. Carlin                 $ 5,172                      $ 103,703
Richard P. Chapman*               5,188                        103,953
William J. Cosgrove+                868                         95,203
William H. Cunningham*            5,339                        109,171
Ronald R. Dion* ++                7,751                        151,399
Charles L. Ladner ++              6,181                        149,790
Dr. John A. Moore*                5,712                        115,703
Patti McGill Peterson             5,068                        100,203
Steven R. Pruchansky*             5,688                        115,203
Norman H. Smith*+                   999                         88,953
                                -------                     ----------
Total                           $47,966                     $1,133,281

     (1)  Compensation is for the fiscal year ended May 31, 2006.

     (2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2005. As of this date, Messrs. Carlin, Chapman, Dion, Moore, Pruchansky and Ms. Peterson served on fifty-three funds in the John Hancock Fund Complex: Messrs. Ladner and Cunningham served on one-hundred-forty-three funds.

     (*) As of December 31, 2005, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock Fund Complex for Mr. Chapman was $76,421, Mr. Cunningham was $125,996, Mr. Dion was $325,086, Dr. Moore was $283,070, Mr. Pruchansky was $246,371, Mr.
          Smith was $382,371 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

     + Mr. Cosgrove retired as of March 31, 2005. Mr. Smith retired as of June 30, 2005.

     ++ As of September 12, 2005, the Independent Trustees elected Mr. Dion as Independent Chairman of the Board. As of June 16, 2004 and until September 12, 2005, Mr. Ladner was the Independent Chairman of the Board.


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.


As of August 31, 2006 the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, to the knowledge of the Fund, the following shareholders were the only record holders that beneficially owned 5% or more of the outstanding shares of each class of the Fund:

--------------------------------------- ------------ ----------- -------------
Name and Address of Owners of More      Class A      Class B     Class C
than 5% of Shares
--------------------------------------- ------------ ----------- -------------
MLPF&S                                  7.63%        11.98%      18.94%
For the Sole Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

--------------------------------------- ------------ ----------- -------------
Citigroup Global Markets Inc            --           5.93%       11.72%
333 West 34th Street
New York, New York  10001-2402

--------------------------------------- ------------ ----------- -------------


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $27billion in open-end funds, closed-end funds, private accounts and retirement plans and related party assets for individual and institutional investors as of June 30, 2006. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Sub-Adviser, MFC Global (U.S.), located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of June 30, 2006 had approximately $26 billion in assets under management. The Sub-Adviser is a wholly-owned indirect subsidiary of John Hancock Financial Services, Inc. (an indirect wholly-owned subsidiary of Manulife Financial Corporation).

The Board of Trustees appointed MFC Global (U.S.) as Sub-Adviser to the Fund effective December 31, 2005. As of that date, the investment personnel of the Adviser were reassigned to MFC Global (U.S.). The Adviser will continue to serve as investment adviser to the Fund and will be responsible for the supervision of MFC Global (U.S.)'s services to the Fund.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser, will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.


The Fund bears all cost of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution;

fees and expenses of custodian including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including and allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meeting; trade association memberships; insurance premiums; and any extraordinary expenses.


As compensation for its services under the Advisory Agreements, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

         Average Daily Net Assets                         Annual Rate
         ------------------------                         -----------
         First $75,000,000                                0.6250%
         Next $75,000,000                                 0.5625%
         Next $2,350,000,000                              0.5000%
         Next $2,500,000,000*                             0.4750%
         Amount Over $5,000,000,000*                      0.4500%

*Breakpoint added as of the close of business on June 30, 2004.

For the fiscal years ended May 31, 2004, 2005 and 2006, the Fund paid the Adviser fees of $5,622,828, $4,911,708, and $4,325,536, respectively.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's actual expenses at year end fall below this limit.

As compensation for its services under the Sub-Advisory Agreements, the Adviser (not the Fund) pays the Sub-Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

         Average Daily Net Assets                         Annual Rate
         ------------------------                         -----------
         First $75,000,000                                0.275%
         Next $75,000,000                                 0.275%
         Next $2,350,000,000                              0.225%
         Next $2,500,000,000*                             0.150%
         Amount Over $5,000,000,000*                      0.150%

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Fund or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.


Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company ("Life Company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.




The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) and the initial approval of the Sub-Advisory Agreement was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement, or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.

Accounting and Legal Services Agreement. The Trust, on behalf the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser and its affiliates. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended May 31, 2004, 2005 and 2006, the Fund paid the Adviser $320,064, $224,297 and $190,617, respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund who in turn has made contractual arrangements for the Fund's sub-advisor to vote proxies relating to securities held by the Fund. A summary of the Sub-Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2006 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser, principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of June 30, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.



---------------------------- --------------------------------------------------------------------------
    PORTFOLIO MANAGER NAME                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------- --------------------------------------------------------------------------
Arthur N. Calavritinos, CFA  Other Registered Investment Companies:  None

                             Other Pooled Investment Vehicles:  None

                             Other Accounts:  Two (2) accounts with total assets of approximately $547 million.
---------------------------- --------------------------------------------------------------------------


The Adviser does not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

  o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

  o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

  o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. The Adviser does not receive a performance-based fee with respect to any of the accounts managed by the portfolio managers.

  o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

  o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

  o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

  o Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Sub-Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

  o Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

  o The Profitability of the Sub-Adviser: The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Sub-Adviser.

  o Non-Investment Performance: The more intangible contributions of an investment professional to the Sub-Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.




  o Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.


The Sub-Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Share Ownership by Portfolio Managers. The following table indicates as of May 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million

---------------------------------------- --------------------------------------
Portfolio Manager                            Range of Beneficial Ownership
---------------------------------------- --------------------------------------
Arthur N. Calavritinos, CFA                                B
---------------------------------------- --------------------------------------

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. (Prior to July 15, 2004, Class C shares were also subject to a sales load imposed at the time of purchase.) In the case of Class B or Class C shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended May 31, 2004, 2005 and 2006 were $2,095,694, $1,163,647 and $948,068, respectively. Of such amounts $246,835, $146,183 and
$114,622were retained by John Hancock Funds for 2004, 2005 and 2006, respectively. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended May 31, 2004, 2005 and 2006 were $518,843, $24,996 and $0, respectively. No Class C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were paid/reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of the Fund's shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will by used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B and/or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended May 31, 2006 an aggregate of $20,619,000 Distribution Expenses or 6.19% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rules 12b-1 fees in prior periods. For the period ended May 31, 2006, an aggregate of $2,834,125 Distribution Expenses or 2.23% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.


The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty (a) by vote of a majority of the Independent Trustees (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights to the Plan. Each of the Plans provide that no material amendment to the Plan will be effective unless it is approved by a vote of a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, these are a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by the Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended May 31, 2006, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.

                                  Expense Items
                                  -------------

                                    Printing and
                                    Mailing of        Compensation
                                    Prospectuses to   Selling               Expenses of           Interest, Carrying or
                  Advertising       New Shareholders  Firms                 John Hancock Funds    Other Finance Charges
                  -----------       ----------------  ------------          ------------------    ---------------------
Class A           $182,653          $2,391            $  430,622           $    354,996           --
Class B           $640,302          $7,912            $1,424,701            $ 1,174,494           --
Class C           $225,942          $2,958            $  532,680           $    439,129           --

SALES COMPENSATION


As part of their business strategies, the Fund, along with the Distributor, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are (1) the 12b-1 fees that are paid out of the fund's assets and
(2) sales charges paid by investors, if any. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" and "Deferred Sales Charge on Class B and Class C Shares" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described in the First Year Broker or Other Selling Firm Compensation chart. The Selling Firm also receives the first year's 12b-1 service fee at this time.


Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These services and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

Additional Payments to Financial Intermediaries. Shares of the funds are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The funds' principal distributor John Hancock Funds, LLC ("John Hancock Funds") may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds' efforts to promote the sale of the funds' shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.

As of June 30, 2006, the following member firms of the NASD have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:

---------------------------------------- ---------------------------------------
1st Global Capital Corp.                 A. G. Edwards & Sons, Inc.
---------------------------------------- ---------------------------------------
AIG Financial Advisors, Inc.             Ameriprise Financial Services, Inc.
---------------------------------------- ---------------------------------------
AXA Advisors, LLC                        Berthel, Fisher & Company Financial
                                          Services, Inc.
---------------------------------------- ---------------------------------------
BNY Investment Center Inc.               Citigroup Global Markets Inc.
---------------------------------------- ---------------------------------------
Commonwealth Financial Network           Crown Capital Securities, L.P.
---------------------------------------- ---------------------------------------
CUSO Financial Services, L.P.            Ferris, Baker, Watts Incorporated
---------------------------------------- ---------------------------------------
First Tennessee Brokerage, Inc.          H.D. Vest Investment Services
---------------------------------------- ---------------------------------------
ING Financial Partners, Inc.             Investacorp, Inc.
---------------------------------------- ---------------------------------------
Janney Montgomery Scott LLC              J.J.B. Hilliard, W. L. Lyons, Inc.
---------------------------------------- ---------------------------------------
Lincoln Financial Advisors Corporation   Linsco/Private Ledger Corp.
---------------------------------------- ---------------------------------------
Merrill, Lynch, Pierce, Fenner, & Smith  Morgan Keegan & Company, Inc.
Incorporated
---------------------------------------- ---------------------------------------
Morgan Stanley & Co., Incorporated       National Planning Corporation
---------------------------------------- ---------------------------------------
Oppenheimer & Co., Inc.                  Piper Jaffray & Co.
---------------------------------------- ---------------------------------------
Raymond James & Associates, Inc.         RBC Dain Rauscher Inc.
---------------------------------------- ---------------------------------------
Securities America, Inc.                 Signator Investors, Inc.
---------------------------------------- ---------------------------------------
Stifel, Nicolaus & Company, Incorporated Transamerica Financial Advisors, Inc.
---------------------------------------- ---------------------------------------
UBS Financial Services, Inc.             UVEST Financial Services, Inc.
---------------------------------------- ---------------------------------------
Wachovia Securities, LLC                 Wells Fargo Investments, LLC
---------------------------------------- ---------------------------------------

John Hancock Funds also has arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of John Hancock Funds by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Cash Payments. From time to time, John Hancock Funds may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

John Hancock Funds, and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.

              First Year Broker or Other Selling Firm Compensation

                                     Investor pays
                                     sales charge      Selling Firm     Selling Firm
                                     (% of offering)   receives         receives 12b-1    Total Selling Firm
Class A investments                  price             commission (1)   service fee (2)   compensation (3),(4)
-------------------                  -----             --------------   ---------------   -------------------
Up to $99,999                        4.50%             3.76%            0.25%             4.00%
$100,000 - $249,999                  3.75%             3.01%            0.25%             3.25%
$250,000 - $499,999                  2.75%             2.06%            0.25%             2.30%
$500,000 - $999,999                  2.00%             1.51%            0.25%             1.75%

Investments of Class A shares of
$1 million or more (5)

First $1M - $4,999,999               --                0.75%            0.25%             1.00%
Next $1 - $5M above that             --                0.25%            0.25%             0.50%
Next $1 or more above that           --                0.00%            0.25%             0.25%

Class B investments

All amounts                          --                3.75%            0.25%             4.00%

Class C investments

All amounts                          --                0.75%            0.25%             1.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for a discussion on how to qualify for a reduced sales charge. John Hancock Funds, LLC may take recent redemptions into account in determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

The NAV for each class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time)

Short-term debt investments which have a remaining maturity of 60 days or less are may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the closed of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if these has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.


The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Combination and Accumulation Privileges" below).


In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privileges" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charges ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.


o Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.


NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Certain retirement plans participating in Merrill Lynch or the Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Adviser or Princeton Retirement Group representative for further information.


o    Retirement plans investing through the PruSolutions(sm) program.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

     Amount Invested                                  CDSC Rate

     First $1 to $4,999,999                           1.00%
     Next $1 to $5M above that                        0.50%
     Next $1 or more above that                       0.25%

As of July 15, 2004, no Class C shares paid a front-end sales charge.

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

   o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)              $ 600.00
   o *Minus Appreciation ($12 - $10) x 100 shares                             (200.00)
   o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)  (120.00)
   o Amount subject to CDSC                                                  $ 280.00

   *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

*    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Adviser or Princeton Retirement Group representative for further information.


* Redemptions of Class A shares by retirement plans that invested through the PruSolutions(sm) program.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth and Coverdell ESAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401(a) Plan       403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401(k), MPP,                                        Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*or  payments
                                                                             12% of account
                                                                             value annually
                                                                             in periodic
                                                                             payments
---------------------------------------------------------------------------------------------------------------
Between 59 1/2 and      Waived            Waived            Waived           Waived for Life   12% of account
70 1/2                                                                       Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments          payments          payments         payments
---------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

*Required minimum distribution based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although the Fund would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining the net asset value. The Fund has, however, elected to be governed by Rule 18f1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent to that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares of the Fund. Since the redemption price of the shares of the Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described under the caption "TAX STATUS".


Retirement plans participating in Merrill Lynch's or The Princeton Retirement Group, Inc.'s servicing programs:

Class A shares  are  available  at net  asset  value  for  Merrill  Lynch or The
Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.


For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and in one or more classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of this Fund and two other series and the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C. Additional series may be added in the future.


The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Fund no longer issues share certificates. Shares are electronically recorded.


Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than in a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Trust itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts and estates.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the

Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses). Some distributions may be paid to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss but after considering the post-October loss regulations the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them. The Fund probably will not satisfy this 50% requirement.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. A Fund that cannot or does not make this election may deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders will not, in this event, include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The Fund is permitted to acquire stock in foreign corporations. If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Those investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would
(a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of such Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by such Fund, and (c) be entitled to increase the adjusted tax basis for his shares in such Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above, would not be distributed as such to shareholders. The Fund has $314,746,966 of capital loss carryforwards, available to the extent provided by regulations, to offset future net realized capital gains. The carryforwards expire at various times and amounts from 2007 through 2009. The availability of a certain amount of these capital loss carryforwards acquired in fund mergers may be limited in a given year due to merger loss limitation rules.


The Fund's dividends and capital gain distributions will not qualify as qualified dividend income as provided under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund's dividends and capital gain distributions will not qualify for the corporate dividends-received deduction.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sales rules applicable to certain options, futures and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Certain options, futures and forward foreign currency transactions undertaken by the Fund may cause such Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to seek to minimize any potential adverse tax consequences.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain preretirement and postretirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W 8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

BROKERAGE ALLOCATION


Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser or Sub-Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed periodically by the Sub-Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.


Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.


The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed by dealers that also sell shares of John Hancock funds. However, the Adviser and Sub-Adviser do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser and Sub-Adviser of the Fund.

The Adviser and Sub-Adviser has implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended May 31, 2005, the Fund paid $0 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser or Sub-Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser or Sub-Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tends to follow a broader universe of securities and other matters than the Adviser or Sub-Adviser's staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser or Sub-Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates or by the Sub-Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser or Sub-Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser and Sub-Adviser believe that the research services are beneficial in supplementing the Adviser or Sub-Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser or Sub-Adviser. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or
Sub-Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.


Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's or Sub-Adviser's other clients.


In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


While the Adviser and/or Sub-Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser or Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended May 31, 2004, 2005 and 2006, the Fund paid negotiated brokerage commissions of $376,310, $370,938 and $104,625, respectively.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser or Sub-Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser or Sub-Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser or Sub-Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser or Sub-Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker"). For the fiscal years ended May 31, 2004, 2005 and 2006, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account plus certain out-of-pocket expenses. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.015% of average daily net assets. Prior to January 1, 2006, the Fund paid Signature Services monthly a fee which was based on an annual rate of $17.00 for each Class A shareholder account and $19.50 for each Class B shareholder account and $18.50 for each Class C shareholder account plus certain out-of-pocket expenses. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110.
PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return. Until May 31, 2005, the independent registered public accounting firm of the Fund was Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116.

APPENDIX-A - DESCRIPTION OF INVESTMENT RISK

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time - days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.(e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g. mortgage-backed securities and structured securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.(e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., brady bonds and foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

APPENDIX B

DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:  Obligations  rated Baa are  subject  to  moderate  credit  risk.  They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated B are considered speculative elements and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR'S RATINGS GROUP

AAA: An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated `BB', `B', `CCC' `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

C: The `C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE ("Fitch")

Investment Grade

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. `B' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B:   Highly speculative.
  o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
  o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

CCC
  o For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
  o  For   individual   obligations,   may  indicate   distressed  or  defaulted
     obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

CC
  o  For  issuers  and  performing  obligations,  default  of some kind  appears probable.
  o For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of `R4' (average) or `R5' (below average).

C
  o  For issuers and performing obligations, default is imminent.
  o  For   individual   obligations,   may  indicate   distressed  or  defaulted
     obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
- the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or
- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated `D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or CCC-C categories.

Default  is   determined   by  reference  to  the  terms  of  the   obligations'
documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor's

Commercial Paper
A standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

A-1
This  designation  indicates that the degress of safety regarding timely payment
is  strong.   Those  issues   determined  to  possess  extremely  strong  safety
characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated `B' are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings
Standard & Poor's assigns `dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, `AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, `SP-1+/A-1+').

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

Moody's

Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

Standard and Poor's

Short-Term Issue
A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
  o Amoritization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and
  o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

APPENDIX C

SUMMARY OF PROXY VOTING


                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                 formerly know as Sovereign Asset Management LLC
                              Proxy Voting Summary

We believe in placing our clients' interests first. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.


As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.


Currently, John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or MFC Global (U.S.) makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and MFC Global (U.S.) will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and MFC Global (U.S.) vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and MFC Global (U.S.)'s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and MFC Global (U.S.) have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.


In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In  general,  we  support  proposals  that  foster  good  corporate   governance
procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
     o The compensation committee is not fully independent;
     o plan dilution is more than 10% of outstanding common stock;
     o the company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval;
     o the option is not premium priced or indexed, or does not vest based on future performance.

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     o the plan allows stock to be purchased at less than 85% of fair market value;
     o this plan dilutes outstanding common equity greater than 10%;
     o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity;
     o the potential dilution from all company plans is more than 85%.

With respect to director stock incentive/option plans, we will vote against management if:

     1. the minimum vesting period for options or time lapsing restricted stock is less than one year;
     2. the potential dilution for all company plans is more than 85%.

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     o change the company name;
     o approve other business;
     o adjourn meetings;
     o make technical amendments to the by-laws or charters;
     o approve financial statements;
     o approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

     o    calling for shareholder ratification of auditors;
     o    calling for auditors to attend annual meetings;
     o    seeking to increase board independence;
     o    requiring minimum stock ownership by directors;
     o seeking to create a nominating committee or to increase the independence of the nominating committee;
     o    seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                 formerly know as Sovereign Asset Management LLC
                             Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.


The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.


With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or MFC Global (U.S.)'s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or MFC Global (U.S.) Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX D
                               John Hancock Funds
               Description of Portfolio Holdings Disclosure Policy

General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy.

The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition

(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date

(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.


     Rating Organizations. Nonpublic Information regarding portfolio holdings is provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. This information is typically provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information.

     Risk Management, Attribution, Portfolio Analysis Tools. Nonpublic Information regarding portfolio holdings is provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group,
     Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. This information is typically provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information.

     Proxy Voting Services. Nonpublic Information regarding portfolio holdings is provided to ISS, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide ISS with such information.


     Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

     Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids.

     Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

Other Persons. Nonpublic Information regarding portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Fund or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

Resolution of Conflicts of Interest

If the Fund or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Fund portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Fund who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Fund shareholders.

Changes to Policy

Any material changes to this policy must be approved by the Fund's Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Board of Trustees no later than the Board meeting following the arising of the issue.

Applicability of Policy to a Fund's Adviser and Subadvisers

This policy shall apply to the Fund's Adviser and each of its subadvisers as applicable.



Appendix A

I. Employees* of John Hancock Advisers, LLC who are subject to the Code of Ethics of the Fund, the Funds' investment adviser, or the Fund's principal underwriter, John Hancock Funds, LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to a Fund.

III. Employees* of the Funds' custodian who provide services to the Funds.

IV. Employees* and partners of a Fund's certified public accounting firm who provide services to the Fund.

V. Employees* and partners of a Fund's legal counsel who provides services to the Fund.

*Includes temporary employees

FINANCIAL STATEMENTS


The financial statements listed below are included in the Fund's respective 2006 Annual Report to Shareholders for the year ended May 31, 2006 (filed electronically on July 27, 2006, accession number 0001010521-06-000586). These financial statements and the Fund's 2005 Annual Report to Shareholders for the year ended May 31, 2005 (filed electronically on July 27, 2005, accession number 0001010521-05-000279) are included in and incorporated by reference into Part B of this registration statement of John Hancock High Yield Fund (formerly John Hancock High Yield Bond Fund (file nos. 811-03006 and 2-66906).


John Hancock Bond Trust
  John Hancock High Yield Fund


   Statement of Assets and Liabilities as of May 31, 2006
   Statement of Operations for the fiscal year ended May 31, 2006
   Statement of Changes in Net Assets for each of the periods indicated therein. Financial Highlights for each of the periods indicated therein.
   Schedule of Investments as of May 31, 2006
   Notes to Financial Statements.
   Report of Independent Registered Public Accounting Firm.

                     JOHN HANCOCK INVESTMENT GRADE BOND FUND

                   Class A, Class B Class C and Class I Shares
                       Statement of Additional Information


                                 October 1, 2006


This Statement of Additional Information provides information about the John Hancock Investment Grade Bond Fund (the "Fund"), in addition to the information that is contained in the combined Income Funds' current Prospectus (the
"Prospectus") and in the Fund's current Prospectus for Class I shares, (the "Prospectuses"). The Fund is a diversified series of John Hancock Bond Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02117-1000
                                 1-800-225-5291


                                TABLE OF CONTENTS
                                                                            Page
ORGANIZATION OF THE FUND.......................................................2
INVESTMENT OBJECTIVE AND POLICIES..............................................2
INVESTMENT RESTRICTIONS.......................................................15
THOSE RESPONSIBLE FOR MANAGEMENT..............................................17
INVESTMENT ADVISORY AND OTHER SERVICES........................................27
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS...........................30
DISTRIBUTION CONTRACTS........................................................34
SALES COMPENSATION............................................................36
NET ASSET VALUE...............................................................40
INITIAL SALES CHARGE ON CLASS A SHARES........................................41
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES...........................44
SPECIAL REDEMPTIONS...........................................................48
ADDITIONAL SERVICES AND PROGRAMS..............................................48
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES...............................50
DESCRIPTION OF THE FUND'S SHARES..............................................50
TAX STATUS....................................................................51
BROKERAGE ALLOCATION..........................................................54
TRANSFER AGENT SERVICES.......................................................57
CUSTODY OF PORTFOLIO..........................................................58
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................58

Appendix A- Description of Investment Risk...................................A-1
Appendix B-Description of Bond Ratings.......................................B-1
Appendix C-Summary of Proxy Voting...........................................C-1
Appendix D- Policy Regarding Disclosure of Portfolio Holdings................D-1
Financial Statements.........................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to January 1, 2002, the Fund was called John Hancock Intermediate Government Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries ("John Hancock") today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.


Manulife Financial Corporation is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$370 billion (US$332 billion) as of June 30, 2006.


Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.


The Fund is sub-advised by MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)" or the Sub-Adviser"). Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) is also a subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation. MFC Global (U.S.) is responsible for providing investment advice to the Fund subject to the review of the Trustees and the overall supervision of the Adviser.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The Fund's investment objective is not fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks to earn a high level of current income, consistent with preservation of capital and maintenance of liquidity. To pursue this goal, The Fund normally invests at least 80% of the Fund's Assets in investment grade bonds of U.S. and foreign issuers rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's ("S&P") (AAA, AA, A, or BBB) or the unrated equivalent as determined by the Adviser. "Bonds" include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities, and are sometimes referred to collectively as "debt securities" in this Statement of Additional Information. The Fund will not invest in debt securities rated below investment grade (and their unrated equivalents). Under normal market conditions, the Fund intends to maintain a weighted average remaining maturity or average remaining life of three to ten years.

The Fund may acquire individual securities of any maturity. The longer the Fund's average portfolio maturity, the more the value of the portfolio and the net asset value of the Fund's shares will fluctuate in response to changes in interest rates. An increase in interest rates will generally reduce the value of the Fund's portfolio securities and the Fund's shares, while a decline in interest rates will generally increase their value. Debt securities rated Baa or BBB are considered to have speculative characteristics and adverse economic conditions or changing circumstances may weaken the issuers' capacity to pay interest and repay principal. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

The Fund may purchase corporate debt securities bearing fixed or fixed and contingent interest as well as those which carry certain equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, or participations based on revenues, sales or profits. The Fund may purchase preferred stock. The Fund will not exercise any such conversion, exchange or purchase rights if, at the time, the value of all equity interests so owned would exceed 10% of the Fund's total assets taken at market value.

For liquidity and flexibility, the Fund may place up to 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents. In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in an abnormal market, economic, political or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

In general, investments in shorter and intermediate term (three to ten years) debt securities are less sensitive to interest rate changes and provide more stability than longer-term (ten years or more) investments. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. Also, Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

With respect to the Fund's investment policy of investing at least 80% of its Assets in investment grade bonds, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Services, Inc. ("Moody's) and Standard & Poor's Ratings Group ("S&P") represents the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Participation Interests. The Fund may invest in participation interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests may be subject to its 15% limitation on investments in illiquid securities.

Structured Securities. The Fund may invest in structured securities including notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Securities of Domestic and Foreign Issuers. The Fund may invest in U.S. dollar-denominated securities of foreign and United States issuers that are issued in or outside of the United States. These securities may include, for example, obligations of the Tennessee Valley Authority and the World Bank and medium-term debt obligations of governmental issuers. Foreign companies may not be subject to accounting standards and government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility) and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. It is anticipated that under normal conditions, the Fund will not invest more than 25% of its total assets in U.S. dollar-denominated foreign securities (excluding U.S. dollar-denominated Canadian securities).

Government Securities. The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes").

Mortgage Backed and Derivative Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan

Mortgage Corporation ("FHLMC"). GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" or "residual" interest in REMICS, although the Fund does not intend, absent a change in current tax law, to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission ("SEC") considers privately issued SMBS to be illiquid.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage- Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage- Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.


The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of interest which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities (plus any accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase.

In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund valued at market and the Fund may not purchase any securities at any time when borrowings exceed 5% of the total assets of the Fund (taken at market). Forward commitment transactions shall not constitute borrowings and interest paid on any borrowings will reduce the Fund's net investment income. The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations that are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser and/or Sub-Adviser will monitor the creditworthiness of the firms involved.


Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule

144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities on any type of maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Asset-Backed  Securities.  The  Fund may  invest  a  portion  of its  assets  in asset-backed securities which are rated within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A, or BBB) or the unrated equivalent as determined by the Adviser. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund and may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which can run between six months and ten years but are typically structured between three and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon delayed and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities that pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. The Fund accrues income on these securities for tax and accounting purposes, which is required to be distributed to shareholders. Because no cash is received while income accrues on these securities, the Fund may be forced to liquidate other investments to make the distributions. See "TAX STATUS."

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio  Holdings  Disclosure  Policy.  A description of the Fund's  portfolio
holding   disclosure   policy  is  attached  to  this  Statement  of  Additional
Information as Appendix D.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund valued at market; and the Fund may not purchase any securities at any time when borrowings exceed 5% of the total assets of the Fund (taken at market value). This borrowing restriction does not prohibit the use of reverse repurchase agreements (see "Reverse Repurchase Agreements"). For purposes of this investment restriction, forward commitment transactions shall not constitute borrowings. Interest paid on any borrowings will reduce the Fund's net investment income;

2. make short sales of securities or purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities (this restriction does not apply to securities purchased on a when-issued basis);

3. underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security, and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund;

4. make loans to other persons except (a) through the lending of securities held by the Fund, (b) through the purchase of debt securities in accordance with the investment policies of the Fund (the entry into repurchase agreements is not considered a loan for purposes of this restriction);

5. with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) more than 5% of the value of its assets would be invested in that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund;

6. purchase or sell real estate (including limited partnership interests) other than securities secured by real estate or interests therein including mortgage-related securities or interests in oil, gas or mineral leases in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

7. invest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry (excluding obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements) except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same objectives as the Fund;

8.   issue any  senior  security  (as that  term is  defined  in the  Investment
     Company Act of 1940 (the "Investment Company Act")) if such issuance is specifically prohibited by the Investment Company Act or the rules and regulations promulgated thereunder; or

9. invest in securities of any company if, to the knowledge of the Trust, any officer or director of the Trust or its Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and all such officers and directors own in the aggregate more than 5% of the outstanding securities of such company.

10. invest in commodities, except that the Fund may purchase and sell: forward commitments, when-issued securities, securities index put or call warrants, repurchase agreements, options on securities and securities indices, futures contracts on securities and securities indices and options on these futures, entered into in accordance with the Fund's investment policies.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) invest in companies for the purpose of exercising control or management, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment restrictions as the Fund;

(b) purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or
     (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(c)  invest more than 15% of its net assets in illiquid securities.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund  will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds" or the "Distributor").

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Independent Trustees
------------------------ ------------ ---------- ------------------------------------------------ -----------
Ronald R. Dion           Chairman     2005       Chairman and Chief Executive Officer, R.M.       53
Born:  1946              and Trustee             Bradley & Co., Inc.; Director, The New England
                                                 Council and Massachusetts Roundtable; Director,
                                                 Boston Stock Exchange; Trustee, North Shore
                                                 Medical Center; Director, BJ's Wholesale Club,
                                                 Inc. and a corporator of the Eastern Bank;
                                                 Trustee, Emmanuel College; Director, Boston
                                                 Municipal Research Bureau; Member of the
                                                 Advisory Board, Carroll Graduate School of
                                                 Management at Boston College.

------------------------ ------------ ---------- ------------------------------------------------ -----------
James F. Carlin          Trustee      2005       Director and Treasurer, Alpha Analytical         53
Born:  1940                                      Laboratories (chemical analysis) (since 1985);
                                                 Part Owner and Treasurer, Lawrence Carlin
                                                 Insurance Agency, Inc. (since 1995); Part Owner
                                                 and Vice President, Mone Lawrence Carlin
                                                 Insurance Agency, Inc. (until 2005);
                                                 Director/Treasurer, Rizzo Associates
                                                 (engineering) (until 2000);  Chairman and CEO,
                                                 Carlin Consolidated, Inc.
                                                 (management/investments) (since 1987);
                                                 Director/Partner, Proctor Carlin & Co., Inc.
                                                 (until 1999); Trustee, Massachusetts Health and
                                                 Education Tax Exempt Trust (since 1993);
                                                 Director of the following:  Uno Restaurant
                                                 Corp. (until 2001), Arbella Mutual (insurance)
                                                 (until 2000), HealthPlan Services, Inc. (until
                                                 1999), Flagship Healthcare, Inc. (until 1999),
                                                 Carlin Insurance Agency, Inc. (until 1999);
                                                 Chairman, Massachusetts Board of Higher
                                                 Education (until 1999)
------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Independent Trustees
------------------------ ------------ ---------- ------------------------------------------------ -----------
Richard P. Chapman, Jr.  Trustee      2001       President and Chief Executive Officer,           53
Born:  1935                                      Brookline Bancorp, Inc.  (lending) (since
                                                 1972); Chairman and Director, Lumber Insurance
                                                 Co. (insurance) (until 2000); Chairman and
                                                 Director, Northeast Retirement Services, Inc.
                                                 (retirement administration) (since 1998).
                                                 Vice Chairman, Northeastern University Board
                                                 of Trustees (since 2004).
------------------------ ------------ ---------- ------------------------------------------------ -----------
William H. Cunningham    Trustee      2005       Former Chancellor, University of Texas System    160
Born:  1944                                      and former President of the University of
                                                 Texas, Austin, Texas; Chairman and CEO, IBT
                                                 Technologies (until 2001); Director of the
                                                 following:  Hire.com (until 2004), STC
                                                 Broadcasting, Inc. and Sunrise Television
                                                 Corp. (until 2001), Symtx, Inc.(electronic
                                                 manufacturing) (since 2001), Adorno/Rogers
                                                 Technology, Inc. (until 2004), Pinnacle Foods
                                                 Corporation (until 2003), rateGenius (until
                                                 2003), Lincoln National Corporation
                                                 (insurance) (since 2006), Jefferson-Pilot
                                                 Corporation (diversified life insurance
                                                 company) (until 2006), New Century Equity
                                                 Holdings (formerly Billing Concepts) (until
                                                 2001), eCertain (until 2001), ClassMap.com
                                                 (until 2001), Agile Ventures (until 2001),
                                                 AskRed.com (until 2001), Southwest Airlines,
                                                 Introgen and Viasystems, Group, Inc.
                                                 (electronic manufacturer) (until 2003);
                                                 Advisory Director, Interactive Bridge, Inc.
                                                 (college fundraising) (until 2001); Advisory
                                                 Director, Q Investments (until 2003); Advisory
                                                 Director, JP Morgan Chase Bank (formerly Texas
                                                 Commerce Bank - Austin), LIN Television (since
                                                 2002), WilTel Communications (until 2003) and
                                                 Hayes Lemmerz International, Inc. (diversified
                                                 automotive parts supply company) (since 2003).

------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
------------------------ ------------ ---------- ------------------------------------------------ -----------
Charles L. Ladner        Trustee      2004       Chairman and Trustee, Dunwoody Village,          160
Born:  1938                                      Inc. (retirement services) (until 2003);
                                                 Senior Vice President and Chief Financial
                                                 Officer, UGI Corporation (public utility
                                                 holding company) (retired 1998); Vice
                                                 President and Director for AmeriGas, Inc.
                                                 (retired 1998); Director of AmeriGas
                                                 Partners, L.P. (until 1997)(gas
                                                 distribution)(until 1997); Director,
                                                 EnergyNorth, Inc.(until 1995); Director, Parks
                                                 and History Association (until 2007).

------------------------ ------------ ---------- ------------------------------------------------ -----------
John A. Moore            Trustee      2001       President and Chief Executive Officer,           53
Born:  1939                                      Institute for Evaluating Health Risks,
                                                 (nonprofit institution) (until 2001);
                                                 Senior Scientist, Sciences International
                                                 (health research)(until 2003); Former
                                                 Assistant Administrator & Deputy
                                                 Administrator, Environmental Protection
                                                 Agency; Principal, Hollyhouse
                                                 (consulting)(since 2000); Director, CIIT
                                                 Center for Health Science Research
                                                 (nonprofit research) (since 2002).

------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Patti McGill Peterson    Trustee      2001       Executive Director, Council for                  53
Born:  1943                                      International Exchange of Scholars and
                                                 Vice President, Institute of
                                                 International Education (since 1998);
                                                 Senior Fellow, Cornell Institute of
                                                 Public Affairs, Cornell University
                                                 (until 1998); Former President of Wells
                                                 College and St. Lawrence University;
                                                 Director, Niagara Mohawk Power
                                                 Corporation (until 2003); Director, Ford
                                                 Foundation, International Fellowships
                                                 Program (since 2002); Director, Lois
                                                 Roth Endowment (since 2002); Director,
                                                 Council for International Exchange
                                                 (since 2003).
------------------------ ------------ ---------- ------------------------------------------------ -----------
Steven R. Pruchansky     Trustee      2005       Chairman and Chief Executive Officer,            53
Born:  1944                                      Greenscapes of Southwest Florida, Inc.
                                                 (since 2000); Director and President,
                                                 Greenscapes of Southwest Florida, Inc.
                                                 (until 2000); Managing Director,
                                                 JonJames, LLC (real estate) (since
                                                 2001); Director, First Signature Bank &
                                                 Trust Company (until 1991); Director,
                                                 Mast Realty Trust (until 1994);
                                                 President, Maxwell Building Corp. (until
                                                 1991).
------------------------ ------------ ---------- ------------------------------------------------ -----------
Non-Independent Trustees
------------------------ ------------ ---------- ------------------------------------------------ -----------
James R. Boyle (3)       Trustee      2005       Chairman and Director, John Hancock              261
Born:  1959                                      Advisers, LLC (the "Adviser"), The
                                                 Berkeley Financial Group, LLC ("The
                                                 Berkeley Group") (holding company) and
                                                 John Hancock Funds, LLC ("John Hancock
                                                 Funds"); President, John Hancock
                                                 Annuities; Executive Vice President,
                                                 John Hancock Life Insurance Company
                                                 (since June, 2004); President U.S.
                                                 Annuities; Senior Vice President, The
                                                 Manufacturers Life Insurance Company
                                                 (U.S.A) (prior to 2004).
------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Principal Officers who
are not Trustees
------------------------ ------------ ---------- ------------------------------------------------ -----------
Keith F. Hartstein       President    2005       Senior Vice President, Manulife Financial        N/A
Born:  1956              and Chief               Corporation (since 2004); Director, President
                         Executive               and Chief Executive Officer, the Adviser and
                         Officer                 The Berkeley Group, John Hancock Funds, LLC
                                                 (since 2005); Director, MFC Global Investment
                                                 Management (U.S.), LLC ("MFC Global (U.S.)")
                                                 (since 2005); Director, John Hancock Signature
                                                 Services, Inc. (since 2005); President and
                                                 Chief Executive Officer, John Hancock
                                                 Investment Management Services, LLC (since
                                                 2006); President and Chief Executive Officer,
                                                 John Hancock Funds,  John Hancock Funds II,
                                                 John Hancock Funds III, John Hancock Trust,;
                                                 Director, Chairman and President, NM Capital
                                                 Management, Inc. (since 2005); Chairman,
                                                 Investment Company Institute Sales Force
                                                 Marketing Committee (since 2003); Director,
                                                 President and Chief Executive Officer, MFC
                                                 Global (U.S.) (2005-2006); Executive Vice
                                                 President, John Hancock Funds, LLC (until
                                                 2005);

------------------------ ------------ ---------- ------------------------------------------------ -----------
Thomas M. Kinzler        Secretary    2006       Vice President and Counsel for John Hancock      N/A
Born:  1955              and Chief               Life Insurance Company (U.S.A.) (since 2006);
                         Legal                   Secretary and Chief Legal Officer, John Hancock
                         Officer                 Funds, John Hancock Funds II, John Hancock
                                                 Funds III and John Hancock Trust (since 2006);
                                                 Vice President and Associate General Counsel
                                                 for Massachusetts Mutual Life Insurance Company
                                                 (1999-2006); Secretary and Chief Legal Counsel
                                                 for MML Series Investment Fund (2000-2006);
                                                 Secretary and Chief Legal Counsel for
                                                 MassMutual Institutional Funds (2000-2004);
                                                 Secretary and Chief Legal Counsel for
                                                 MassMutual Select Funds and MassMutual Premier
                                                 Funds (2004-2006).
------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ------------ ---------- ------------------------------------------------ -----------
                                                                                                  Number of
                                                                                                  John
                                                                                                  Hancock
                         Position(s)  Trustee/                                                    Funds
Name, Address (1)        Held with    Officer    Principal Occupation(s) and other                Overseen by
And Age                  Fund         since(2)   Directorships  During Past 5 Years               Trustee
------------------------ ------------ ---------- ------------------------------------------------ -----------
Francis V. Knox, Jr.     Chief        2005       Vice President and Chief Compliance              N/A
Born:  1947              Compliance              Officer, John Hancock Investment
                         Officer                 Management Services, LLC, the Adviser and
                                                 MFC Global (U.S.) (since 2005); Chief
                                                 Compliance Officer,  John Hancock Funds,
                                                 John Hancock Funds II, John Hancock Funds
                                                 III and John Hancock Trust (since 2005);
                                                 Vice President and Assistant Treasurer,
                                                 Fidelity Group of Funds (until 2004); Vice
                                                 President and Ethics & Compliance Officer,
                                                 Fidelity Investments (until 2001).

------------------------ ------------ ---------- ------------------------------------------------ -----------
Gordon M. Shone          Treasurer    2006       Treasurer, John Hancock Funds (since             N/A
Born:  1956                                      2006); John Hancock Funds II, John Hancock
                                                 Funds III and John Hancock Trust (since
                                                 2005); Vice President and Chief Financial
                                                 Officer, John Hancock Trust (2003-2005);
                                                 Senior Vice President, John Hancock Life
                                                 Insurance Company (U.S.A.) (since 2001);
                                                 Vice President, John Hancock Investment
                                                 Management Services, Inc. and John Hancock
                                                 Advisers, LLC (since 2006), The
                                                 Manufacturers Life Insurance Company
                                                 (U.S.A.) (1998 to 2000).
------------------------ ------------ ---------- ------------------------------------------------ -----------
John G. Vrysen           Chief        2005       Director, Executive Vice President and           N/A
Born:  1955              Financial               Chief Financial Officer, the Adviser, The
                         Officer                 Berkeley Group and John Hancock Funds, LLC
                                                 (since 2005); Executive Vice President and
                                                 Chief Financial Officer, John Hancock
                                                 Investment Management Services, LLC (since
                                                 2005), Vice President and Chief Financial
                                                 Officer, MFC Global (U.S.) (since 2005);
                                                 Director, John Hancock Signature Services,
                                                 Inc. (since 2005); Chief Financial
                                                 Officer, John Hancock Funds, John Hancock
                                                 Funds II, John Hancock Funds III, John
                                                 Hancock Trust (since 2005); Vice President
                                                 and General Manager, Fixed Annuities, U.S.
                                                 Wealth Management (until 2005); Vice
                                                 President, Operations Manulife Wood Logan
                                                 (2000-2004).

------------------------ ------------ ---------- ------------------------------------------------ -----------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Fund.


The Audit Committee members are Messrs. Chapman, Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended May 31, 2006.

The Governance Committee members are all of the independent trustees. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee held four meetings during the fiscal year ended May 31, 2006.

As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.


The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended May 31, 2006.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended May 31, 2006.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all funds in the John Hancock Fund Complex overseen by the Trustee, as of December 31, 2005.

------------------------ ----------------------- -------------------------------
                         Dollar  Range of Fund   Aggregate Dollar Range of
                         shares Owned            holdings in John Hancock funds
Name of Trustee          by Trustee (1)          overseen by Trustee (1)
------------------------ ----------------------- -------------------------------
Independent Trustees
------------------------ ----------------------- -------------------------------
James F. Carlin          $1-10,000               Over $100,00
------------------------ ----------------------- -------------------------------
Richard P. Chapman, Jr.  $50,001-100,000         Over $100,000
------------------------ ----------------------- -------------------------------
William H. Cunningham    none                    $10,001-50,000
------------------------ ----------------------- -------------------------------
Ronald R. Dion           $1-10,000               Over $100,000
------------------------ ----------------------- -------------------------------
Charles L. Ladner        $1-10,000               Over $100,000
------------------------ ----------------------- -------------------------------
Dr. John A. Moore        none                    Over $100,000
------------------------ ----------------------- -------------------------------
Patti McGill Peterson    $1-10,000               Over $100,000
------------------------ ----------------------- -------------------------------
Steven R. Pruchansky     $1-10,000               Over $100,000
------------------------ ----------------------- -------------------------------
Non-Independent Trustee
------------------------ ----------------------- -------------------------------
James R. Boyle           None                    $10,001-50,000
------------------------ ----------------------- -------------------------------


(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2004, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: $50,001-$100,000 and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cunningham, $1-$10,000 and over $100,000 for Mr. Dion, none and over $100,000 for Dr. Moore and $1-$10,000 and over $100,000 for Mr. Pruchansky.





The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.


                                                     Total Compensation From the
                            Aggregate Compensation   Fund and John Hancock Fund
Independent Trustees        from the Fund (1)        Complex to Trustees (2)
--------------------        ----------------------   ---------------------------
James F. Carlin                   $ 969                       $ 103,703
Richard P. Chapman*                 972                         103,953
William J. Cosgrove+                168                          95,203
William H. Cunningham*            1,002                         109,171
Ronald R. Dion*++                 1,454                         151,399
Charles L. Ladner++               1,165                         149,790
Dr. John A. Moore*                1,071                         115,703
Patti McGill Peterson               948                         100,203
Steven R. Pruchansky*             1,067                         115,203
Norman H. Smith* +                  194                          88,953
Total                            $9,010                      $1,133,281

(1)  Compensation is for the fiscal year ended May 31, 2006.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2005. As of this date, Messrs. Carlin, Chapman, Dion, Moore Pruchansky and Ms. Peterson served on fifty-three funds in the John Hancock Fund Complex: Messrs. Ladner and Cunningham served on one-hundred-forty-three funds.

* As of December 31, 2005, the value of the aggregate accrued deferred compensation amount from all Funds in the John Hancock Fund Complex for Mr. Chapman was $76,421, Mr. Cunningham was $125,996, Mr. Dion was $325,086, Dr. Moore was $283,070, Mr. Pruchansky was $246,371 and Mr. Smith was $382,371 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ Mr. Cosgrove retired as of March 31, 2005. Mr. Smith retired as of June 30, 2005.

++ As of September 12, 2005, the Independent Trustees elected Mr. Dion as Independent Chairman of the Board. As of June 16, 2004 and until September 12, 2005, Mr. Ladner was the Independent Chairman of the Board.


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.


As of August 31, 2006, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, to the knowledge of the Fund, the following shareholders were the only record holders that beneficially owned 5% or more of the outstanding shares of each class of the Fund:

-------------------------------------- -------- -------- -------- --------
Name and Address of Owners of More
than 5% of Shares                      Class A  Class B  Class C  Class I
-------------------------------------- -------- -------- -------- --------
MLPF&S                                 --       23.39%   34.55%   97.69%
For the Sole Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

-------------------------------------- -------- -------- -------- --------
Citigroup Global Markets Inc           --       7.51%    8.22%    --
333 West 34th Street
New York, New York  10001-2402

-------------------------------------- -------- -------- -------- --------


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $27 billion in open-end funds, closed-end funds, private accounts and retirement plans and related party assets for individual and institutional investors as of June 30, 2006. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Sub-Adviser, MFC Global (U.S.), located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of June 30, 2006 had approximately $26 billion in assets under management. The Sub-Adviser is a wholly-owned indirect subsidiary of John Hancock Financial Services, Inc. (an indirect wholly-owned subsidiary of Manulife Financial Corporation).

The Board of Trustees appointed MFC Global (U.S.) as Sub-Adviser to the Fund effective December 31, 2005. As of that date, the investment personnel of the Adviser were reassigned to Sovereign. The Adviser will continue to serve as investment adviser to the Fund and will be responsible for the supervision of MFC Global (U.S.)'s services to the Fund.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser, will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.


The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

       Average Daily Net Assets                    Annual Rate

       First $1,500,000,000                        0.400%
       Amount over $1,500,000,000*                 0.385%

*Breakpoint added as of the close of business on June 30, 2005.


For the fiscal years ended May 31, 2004, 2005 and 2006, advisory fees paid by the Portfolio to the Adviser and borne indirectly by the Fund, amounted to $854,087, $705,899, and $613,988, respectively.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's actual expenses at year end fall below this limit.

As compensation for its services under the Sub-Advisory Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

       Average Daily Net Assets                  Annual Rate

       First $1,500,000,000                      0.200%
       Amount over $1,500,000,000                0.100%

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients, for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory and Sub- Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Advisory Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Advisory Agreements.


Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company (the "Life Company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.




The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) and the initial approval of the Sub-Advisory Agreement was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned. The Sub-Advisory Terminates automatically upon the termination of the Advisory Agreement.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser and its affiliates. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended May 31, 2004, 2005 and 2006, the Fund paid to the Adviser $62,429, $41,768, and $35,568, respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund who in turn has made contractual arrangements for the Fund's sub-advisor to vote proxies relating to securities held by the Fund A summary of the Sub-Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2006 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser, principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of June 30, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.


----------------------------- -------------------------------------------------------------------------------------
   PORTFOLIO MANAGER NAME                       OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
----------------------------- -------------------------------------------------------------------------------------
Barry H. Evans, CFA           Other Registered Investment Companies:  Six (6) funds with total assets of approximately $3.9 billion.

                              Other Pooled Investment Vehicles:  Two (2) accounts with total assets of
                              Approximately $92 million.

                              Other Accounts:  One hundred thirty-three (133) accounts with total assets of approximately $5.6 billion.

----------------------------- -------------------------------------------------------------------------------------
Howard C. Greene, CFA         Other Registered Investment Companies:  Three (3) funds with total assets of approximately $1.5 billion.

                              Other Pooled Investment Vehicles:  None

                              Other Accounts:  Twenty-three (23) accounts with total assets of approximately $4.8 billion.

----------------------------- -------------------------------------------------------------------------------------
Jeffrey N. Given, CFA         Other Registered Investment Companies:  Five (5) funds with total assets of approximately $2.0 billion.

                              Other Pooled Investment Vehicles:  None

                              Other Accounts:  Twenty-three  (23) accounts with total assets of approximately $4.8 billion.

----------------------------- -------------------------------------------------------------------------------------

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.


When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

  o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

  o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

  o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. The Adviser receives a performance-based fee with respect to one of the other accounts managed by two of the Fund's portfolio managers.

  o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

  o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.


o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

o Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Sub-Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

o Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

     o The Profitability of the Adviser: The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

     o Non-Investment Performance: The more intangible contributions of an investment professional to the Sub-Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.




o Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.


The Sub-Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.


Share Ownership by Portfolio Managers. The following table indicates as of May 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million


---------------------------------------- --------------------------------------
Portfolio Manager                            Range of Beneficial Ownership
---------------------------------------- --------------------------------------
Barry H. Evans, CFA                                        C
---------------------------------------- --------------------------------------
Howard C. Greene, CFA                                      C
---------------------------------------- --------------------------------------
Jeffrey N. Given, CFA                                      B
---------------------------------------- --------------------------------------


DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. (Prior to July 15, 2004, Class C shares were also subject to a sales load imposed at the time of purchase.) In the case of Class B or Class C shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended May 31, 2004, 2005 and 2006 were $197,554, $117,662, and $76,080, respectively. Of such amounts, $22,413, $14,068, and
$7,746 were retained by John Hancock Funds, for the fiscal years ended May 31, 2004, 2005 and 2006, respectively. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended were May 31, 2004, 2005 and 2006 were $23,988, $1,539, and $0, respectively. No Class
C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were paid/reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees are used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal year ended May 31, 2006, an aggregate of $38,344 of Distribution Expenses or 0.21% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended May 31, 2006, an aggregate of $78,821 Distribution Expenses or 1.04% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charge or Rule 12b-1 fees.


The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.


The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees, or (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a vote of the majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.


Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended May 31, 2006, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                  Expense Items
                                  -------------

                                 Printing and
                                 Mailing of                                                            Interest,
                                 Prospectus                                                            Carrying or
                                 to New             Compensation to          Expenses of John          Other Finance
                 Advertising     Shareholders       Selling Firms            Hancock Funds             Charges
                 -----------     ------------       ---------------          ----------------          -------------
Class A          $18,390         $1,223             $189,979                 $108,726                  --
Class B          $10,658         $  709             $110,109                 $ 63,017                  --
Class C          $ 1,995         $  125             $ 61,786                 $ 13,073                  --


SALES COMPENSATION


As part of their business strategies, the Fund, along with the Distributor, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" and "Deferred Sales Charge on Class B and Class C Shares" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described in the First Yeat Broker or Other Selling Firm Compensation chart. The Selling Firm also receives the first year's 12b-1 service fee at this time.


Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These services and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.




Additional Payments to Financial Intermediaries. Shares of the funds are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. In addition to sales charges, which are payable by shareholders, or Rule 12b-1 distribution fees which paid by the Funds, The funds' principal distributor John Hancock Funds, LLC ("John Hancock Funds") may make, either from 12b-1 distribution fees or out of its own resoursesresources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds' efforts to promote the sale of the funds' shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.

As of June 30, 2006, the following member firms of the NASD have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:

  -------------------------------------------------- ------------------------------------------
  1st Global Capital Corp.                           Linsco/Private Ledger Corp.
  -------------------------------------------------- ------------------------------------------
  A.G. Edwards & Sons, Inc.                          Merrill, Lynch, Pierce, Fenner, & Smith
                                                     Incorporated
  -------------------------------------------------- ------------------------------------------
  AIG Financial Advisors, Inc.                       Morgan Keegan & Company, Inc.
  -------------------------------------------------- ------------------------------------------
  Ameriprise Financial Services, Inc.                Morgan Stanley & Co., Incorporated
  -------------------------------------------------- ------------------------------------------
   AXA Advisors, LLC                                  National Planning Corporation.
  -------------------------------------------------- ------------------------------------------
  Berthel, Fisher & Company Financial Services, Inc. Oppenheimer & Co., Inc.
  -------------------------------------------------- ------------------------------------------
  BNY Investments Center Inc.                        Piper Jaffray & Co.
  -------------------------------------------------- ------------------------------------------
  Citigroup Global Markets Inc.                      Raymond James & Associates., Inc.
  -------------------------------------------------- ------------------------------------------
  Commonwealth Financial Network                     Raymond James Financial Services
  -------------------------------------------------- ------------------------------------------
  Crown Capital Securities, L.tialP.                 RBC Dain Rauscher Inc.
  -------------------------------------------------- ------------------------------------------
  CUSOUSO Financial Services, L.P.                   Securities America, Inc.
  -------------------------------------------------- ------------------------------------------
  Ferris, Baker, Watts Incorporated                  Signator Investors, Inc.
  -------------------------------------------------- ------------------------------------------
  First Tennessee Brokerage, Inc.First Global        Smith Barney
  -------------------------------------------------- ------------------------------------------
  HH.D. Vest Investment Services                     Stifel, Nicolaus & Company, Incorporated
  -------------------------------------------------- ------------------------------------------
  ING Financial Partners, Inc.                       Transamerica Financial Advisors, Inc.
  -------------------------------------------------- ------------------------------------------
  Investacorp, Inc.                                  UBS Financial Services, Inc.
  -------------------------------------------------- ------------------------------------------
  Janney Montgomery Scott LLC                        UVEST Financial Services, Inc.
  -------------------------------------------------- ------------------------------------------
  JHFN/Signator                                      Wells Fargo Investments, LLC
  -------------------------------------------------- ------------------------------------------
  J.J.B. Hilliard, W. L. Lyons, Inc.                 Wachovia Securities, LLC
  -------------------------------------------------- ------------------------------------------
  Lincoln Financial Advisors Corporation
  -------------------------------------------------- ------------------------------------------

John Hancock Funds also has arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for the John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, the a firm may agree to participate in the distributor's marketing efforts of John Hancock Funds by allowing us it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your a firm with an incentive to favor the funds.

The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Cash Payments. From time to time, John Hancock Funds, at its expense, may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

John Hancock Funds, and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.

              First Year Broker or Other Selling Firm Compensation

                                     Investor pays
                                     sales charge      Selling Firm     Selling Firm
                                     (% of offering)   receives         receives 12b-1    Total Selling Firm
Class A investments                  price             commission (1)   service fee (2)   compensation (3),(4)
-------------------                  -----             --------------   ---------------   -------------------
Up to $99,999                        4.50%             3.76%            0.25%             4.00%
$100,000 - $249,999                  3.75%             3.01%            0.25%             3.25%
$250,000 - $499,999                  2.75%             2.06%            0.25%             2.30%
$500,000 - $999,999                  2.00%             1.51%            0.25%             1.75%

Investments of Class A shares of
$1 million or more (5)

First $1M - $4,999,999               --                0.75%            0.25%             1.00%
Next $1 - $5M above that             --                0.25%            0.25%             0.50%
Next $1 or more above that           --                0.00%            0.25%             0.25%

Class B investments

All amounts                          --                3.75%            0.25%             4.00%

Class C investments

All amounts                          --                0.75%            0.25%             1.00%

Class I investments

All amounts                          --                0.00%            0.00%             0.00% (6)

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for a discussion on how to qualify for a reduced sales charge. John Hancock Funds, LLC may take recent redemptions into account in determining if an investment qualifies as a new investment.

(6) John Hancock Funds, LLC may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

The NAV for each class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time)

Short-term debt investments which have a remaining maturity of 60 days or less are may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.


The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Combination and Accumulation Privileges" below).


In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privileges" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charges ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.


o Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.


NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Certain retirement plans participating in Merrill Lynch or the Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Adviser or Princeton Retirement Group representative for further information.


o    Retirement plans investing through the PruSolutions(sm) program.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

     Amount Invested                                  CDSC Rate

     First $1 to $4,999,999                           1.00%
     Next $1 to $5M above that                        0.50%
     Next $1 or more above that                       0.25%

As of July 15, 2004, no Class C shares paid a front-end sales charge.

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

   o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)              $ 600.00
   o *Minus Appreciation ($12 - $10) x 100 shares                             (200.00)
   o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)  (120.00)
   o Amount subject to CDSC                                                  $ 280.00

   *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

*    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Adviser or Princeton Retirement Group representative for further information.


* Redemptions of Class A shares by retirement plans that invested through the PruSolutions(sm) program.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth and Coverdell ESAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401(a) Plan       403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401(k), MPP,                                        Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*or  payments
                                                                             12% of account
                                                                             value annually
                                                                             in periodic
                                                                             payments
---------------------------------------------------------------------------------------------------------------
Between 59 1/2 and      Waived            Waived            Waived           Waived for Life   12% of account
70 1/2                                                                       Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments          payments          payments         payments
---------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

*Required minimum distribution based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class I shares for Class I shares of other John Hancock funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be for Class I shares.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.


A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's or The Princeton Retirement Group, Inc.'s servicing programs:

Class A shares  are  available  at net  asset  value  for  Merrill  Lynch or The
Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.


For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, and in one or more classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of this Fund and two other series and the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I. Additional series may be added in the future.


The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class or series of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Fund no longer issues share certificates. Shares are electronically recorded.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class: (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each Class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.


In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts and estates.


TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses). Some distributions may be paid to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The amount of net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interests of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. The Fund has $4,349,338 of capital loss carryforward, available to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire at various times and amounts from 2008 through 2013.


The Fund's dividends and capital gain distributions will not qualify for the corporate dividends-received deduction.

The Fund's dividends and capital gain distributions will not qualify as qualified dividend income as provided under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income, including such income, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

BROKERAGE ALLOCATION


Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or sub-Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed periodically by the Sub-Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.


Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.


The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed by dealers that also sell shares of John Hancock funds. However, the Adviser and Sub-Adviser do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser and Sub-Adviser of the Fund. The Adviser and Sub-Adviser have implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended May 31, 2006, the Fund paid $0 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's or Sub-Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser's or Sub-Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tends to follow a broader universe of securities and other matters than the Adviser's or Sub-Adviser's staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser or Sub-Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates or by the Sub-Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Sub-Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser and Sub-Adviser believe that the research services are beneficial in supplementing the Adviser's or Sub-Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser or Sub-Adviser. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or
Sub-Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's or Sub-Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser and/or Sub-Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser or Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended May 31, 2004, 2005 and 2006, the Fund paid negotiated brokerage commissions of $12,456, $7,350, and $2,247, respectively.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or Sub-Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the

Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser or Sub-Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker"). For the fiscal years ended May 31, 200, 2005 and 2006, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account plus certain out of pocket expenses. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.015% of average daily net assets. Prior to January 1, 2006, the Fund paid Signature Services monthly a fee which was based on an annual rate of $17.00 for each Class A shareholder account, $19.50 for each Class B shareholder account, and $18.50 for each Class C shareholder account, and $20.00 for each Class R account plus certain out-of-pocket expenses. The Fund pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class I shares. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to custodian agreements between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110.
PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return. Until May 31, 2005, the independent registered public accounting firm of the Fund was Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116.

APPENDIX-A - DESCRIPTION OF INVESTMENT RISK

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over any period of time - days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.(e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g. mortgage-backed securities and structured securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.(e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., brady bonds and foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

APPENDIX B


DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:  Obligations  rated Baa are  subject  to  moderate  credit  risk.  They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated B are considered speculative elements and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR'S RATINGS GROUP

AAA: An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated `BB', `B', `CCC' `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

C: The `C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE ("Fitch")

Investment Grade

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. `B' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B:   Highly speculative.
  o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
  o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

CCC
  o For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
  o  For   individual   obligations,   may  indicate   distressed  or  defaulted
     obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

CC
  o  For  issuers  and  performing  obligations,  default  of some kind  appears probable.
  o For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of `R4' (average) or `R5' (below average).

C
  o  For issuers and performing obligations, default is imminent.
  o  For   individual   obligations,   may  indicate   distressed  or  defaulted
     obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
- the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or
- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated `D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or CCC-C categories.

Default  is   determined   by  reference  to  the  terms  of  the   obligations'
documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor's

Commercial Paper
A standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

A-1
This  designation  indicates that the degress of safety regarding timely payment
is  strong.   Those  issues   determined  to  possess  extremely  strong  safety
characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated `B' are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings
Standard & Poor's assigns `dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, `AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, `SP-1+/A-1+').

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

Moody's

Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

Standard and Poor's

Short-Term Issue
A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
  o Amoritization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and
  o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

APPENDIX C

SUMMARY OF PROXY VOTING


                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                 formerly know as Sovereign Asset Management LLC
                              Proxy Voting Summary

We believe in placing our clients' interests first. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.


As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.


Currently, John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or MFC Global (U.S.) makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and MFC Global (U.S.) vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and MFC Global (U.S.)'s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and MFC Global (U.S.) have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.


In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In  general,  we  support  proposals  that  foster  good  corporate   governance
procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
     o The compensation committee is not fully independent;
     o plan dilution is more than 10% of outstanding common stock;
     o the company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval;
     o the option is not premium priced or indexed, or does not vest based on future performance.

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     o the plan allows stock to be purchased at less than 85% of fair market value;
     o this plan dilutes outstanding common equity greater than 10%;
     o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity;
     o the potential dilution from all company plans is more than 85%.

With respect to director stock incentive/option plans, we will vote against management if:

     1. the minimum vesting period for options or time lapsing restricted stock is less than one year;
     2. the potential dilution for all company plans is more than 85%.

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     o change the company name;
     o approve other business;
     o adjourn meetings;
     o make technical amendments to the by-laws or charters;
     o approve financial statements;
     o approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

     o    calling for shareholder ratification of auditors;
     o    calling for auditors to attend annual meetings;
     o    seeking to increase board independence;
     o    requiring minimum stock ownership by directors;
     o seeking to create a nominating committee or to increase the independence of the nominating committee;
     o    seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                 formerly know as Sovereign Asset Management LLC
                             Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.


The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.


With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or MFC Global (U.S.)'s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or MFC Global (U.S.) Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX D
                               John Hancock Funds
               Description of Portfolio Holdings Disclosure Policy

General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy.

The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition

(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date

(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.


     Rating Organizations. Nonpublic Information regarding portfolio holdings is provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. This information is typically provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information.

     Risk Management, Attribution, Portfolio Analysis Tools. Nonpublic Information regarding portfolio holdings is provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group,
     Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. This information is typically provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information.

     Proxy Voting Services. Nonpublic Information regarding portfolio holdings is provided to ISS, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide ISS with such information.


     Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

     Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids.

     Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

Other Persons. Nonpublic Information regarding portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Fund or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

Resolution of Conflicts of Interest

If the Fund or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Fund portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Fund who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Fund shareholders.

Changes to Policy

Any material changes to this policy must be approved by the Fund's Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Board of Trustees no later than the Board meeting following the arising of the issue.

Applicability of Policy to a Fund's Adviser and Subadvisers

This policy shall apply to the Fund's Adviser and each of its subadvisers as applicable.



Appendix A

I. Employees* of John Hancock Advisers, LLC who are subject to the Code of Ethics of the Fund, the Funds' investment adviser, or the Fund's principal underwriter, John Hancock Funds, LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to a Fund.

III. Employees* of the Funds' custodian who provide services to the Funds.

IV. Employees* and partners of a Fund's certified public accounting firm who provide services to the Fund.

V. Employees* and partners of a Fund's legal counsel who provides services to the Fund.

*Includes temporary employees

FINANCIAL STATEMENTS


The financial statements listed below are included in the Fund's respective 2006 Annual Report to Shareholders for the year ended May 31, 2006 (filed electronically on July 27, 2006, accession number 0001010521-06-000586) are incorporated by reference into Part B of this registration statement of John Hancock Investment Grade Bond Fund (file nos. 811-3006 and 2-66906).


John Hancock Bond Trust
 John Hancock Investment Grade Bond Fund


   Statement of Assets and Liabilities as of May 31, 2006.
   Statement of Operations for the fiscal year ended May 31, 2006.
   Statement of Changes in Net Assets for each of the periods indicated therein. Financial Highlights for each of the periods indicated therein.
   Schedule of Investments as of May 31, 2006.
   Notes to Financial Statements.
   Report of Independent Registered Public Accounting Firm.

                             JOHN HANCOCK BOND TRUST

                                     PART C.

                               OTHER INFORMATION

Item 23.  Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item 25.  Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC ("the Adviser") provide as follows:

"Section 5.06. Indemnity."

1.01     Indemnification and Exculpation.
         -------------------------------

(a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

(b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

(c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

(d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

(e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

(f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

(g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 26.  Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Municipal Securities Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Equity Trust, John Hancock Investment Trust III, John Hancock Funds II and John Hancock Funds III.

(b) The following table lists, for each director and officer of John Hancock Funds, LLC, the information indicated.

  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------

James R. Boyle                     Chairman and Director                           Trustee
601 Congress St.
Boston, Massachusetts

Keith F. Hartstein                    Director, President                      President and
601 Congress Street               and Chief Executive Officer             Chief Executive Officer
Boston, Massachusetts

John G. Vrysen                  Executive Vice President and
601 Congress Street              and Chief Financial Officer              Chief Financial Officer
Boston, Massachusetts

Arthur E. Creel                      Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

John T. Litzow                       Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Bruce R. Speca                              None                     Senior Vice President, Investments
601 Congress St.
Boston, Massachusetts

Andrew G. Arnott                        Vice President                              None
601 Congress St.
Boston, Massachusetts

Robert M. Boyda                             None                     Senior Vice President, Investments
601 Congress St.
Boston, Massachusetts

John J. Danello                             None                            Vice President, Law
601 Congress St.
Boston, Massachusetts

Carey Hoch                              Vice President                              None
601 Congress St.
Boston, Massachusetts

Kristine McManus                        Vice President                              None
601 Congress St.
Boston, Massachusetts

                                       C-3

Steven E. Medina                            None                         Vice President, Investments
601 Congress St.
Boston, Massachusetts

Karen F. Walsh                          Vice President                              None
601 Congress St.
Boston, Massachusetts

Thomas M. Kinzler                           None                                Secretary and
601 Congress St.                                                             Chief Legal Officer
Boston, Massachusetts

Jeffrey H. Long                   Vice President, Controller and                    None
601 Congress St.                      Assistant Treasurer
Boston, Massachusetts

Peter Copestake                          Treasurer                                  None
200 Bloor Street
Toronto, Ontario

Gordon M. Shone                             None                                 Treasurer
601 Congress St.
Boston, Massachusetts

Michael J. Mahoney                 Assistant Vice President and                     None
601 Congress St.                    Chief Compliance Officer
Boston, Massachusetts

Frank V. Knox                               None                           Chief Compliance Officer
601 Congress St.
Boston, Massachusetts

(c) None.

Item 28.  Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 601 Congress Street, Boston Massachusetts 02210-2805. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29.  Management Services

Not applicable.


Item 30.  Undertakings

(a) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 27th day of September, 2006.

                              JOHN HANCOCK BOND TRUST

                              By:      *
                              -----------------------
                              Keith F. Hartstein
                              President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                                     Title                             Date
     ---------                                     -----                             ----

         *
------------------------                       President and                    September 27, 2006
Keith F. Hartstein                        Chief Executive Officer

         *
------------------------                  Executive Vice President
John G. Vrysen                          and Chief Financial Officer

/s/Gordon M. Shone                                Treasurer
------------------------                  (Chief Accounting Officer)
Gordon M. Shone

         *
------------------------                         Trustee
James R. Boyle

         *
------------------------                         Trustee
James F. Carlin

         *
------------------------                         Trustee
Richard P. Chapman, Jr.

         *
------------------------                         Trustee
William H. Cunningham

         *
------------------------                    Chairman and Trustee
Ronald R. Dion

         *
------------------------                         Trustee
Charles L. Ladner

         *
------------------------                         Trustee
John A. Moore

         *
------------------------                         Trustee
Patti McGill Peterson

         *
------------------------                         Trustee
Steven R. Pruchansky


By:      /s/Alfred P. Ouellette                                                 September 17, 2006
         ----------------------
         Alfred P. Ouellette
         Attorney-in-Fact, under
         Powers of Attorney dated
         June 6, 2006


OPEN END FUNDS:                                         1933 Act Number        1940 Act Number
John Hancock Bond Trust                                      2-66906               811-3006
John Hancock California Tax-Free Income Fund                33-31675               811-5979
John Hancock Capital Series                                  2-29502               811-1677
John Hancock Current Interest                                2-50931               811-2485
John Hancock Equity Trust                                    2-92548               811-4079
John Hancock Institutional Series Trust                     33-86102               811-8852
John Hancock Investment Trust                                2-10156               811-0560
John Hancock Investment Trust II                             2-90305               811-3999
John Hancock Investment Trust III                            33-4559               811-4630
John Hancock Municipal Securities Trust                     33-32246               811-5968
John Hancock Series Trust                                    2-75807               811-3392
John Hancock Sovereign Bond Fund                             2-48925               811-2402
John Hancock Strategic Series                                33-5186               811-4651
John Hancock Tax-Exempt Series Trust                        33-12947               811-5079
John Hancock World Fund                                     33-10722               811-4932

CLOSED END FUND                                          1933 Act Number        1940 Act Number
John Hancock Bank and Thrift Opportunity Fund                    -                  811-8568
John Hancock Income Securities                                   -                  811-4186
John Hancock Investors Trust                                     -                  811-4173
John Hancock Patriot Global Dividend Fund                        -                  811-06685
John Hancock Patriot Preferred Dividend Fund                     -                  811-7590
John Hancock Patriot Premium Dividend Fund I                     -                  811-5615
John Hancock Patriot Premium Dividend Fund II                    -                  811-05908
John Hancock Patriot Select Dividend Trust                       -                  811-06107
John Hancock Preferred Income Fund                          333-100531              811-21131
John Hancock Preferred Income Fund II                       333-101956              811-21202
John Hancock Preferred Income Fund III                      333-102734              811-21287
John Hancock Tax-Advantaged Dividend Income Fund            333-108102              811-21416

                                POWER OF ATTORNEY
                                -----------------

     The undersigned Trustees or officers of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint THOMAS M. KINZLER, WILLIAM H. KING, ALFRED P. OUELLETTE and GENEVIEVE D. PLUHOWSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 6th day of June, 2006.

/s/James R. Boyle                          /s/Charles L. Ladner
---------------------------------          -----------------------------------
James R. Boyle, as Trustee                 Charles L. Ladner, as Chairman

/s/James F. Carlin                         /s/John A. Moore
---------------------------------          -----------------------------------
James F. Carlin, as Trustee                John A. Moore, as Trustee

/s/ Richard P. Chapman, Jr.                /s/Patti McGill Peterson
-----------------------------------        -----------------------------------
Richard P. Chapman, Jr., as Trustee        Patti McGill Peterson, as Trustee

/s/William H. Cunningham                   /s/Steven R. Pruchansky
---------------------------------          -----------------------------------
William H. Cunningham, as Trustee          Steven R. Pruchansky, as Trustee

/s/Ronald R. Dion                          /s/John G. Vrysen
---------------------------------------    -----------------------------------
Ronald R. Dion, as Chairman and Trustee    John G. Vrysen, as Executive Vice
                                           President and Chief Financial Officer
/s/Keith F. Hartstein
------------------------------------
Keith F. Hartstein, as President and
Chief Executive Officer

                             John Hancock Bond Trust

                               (File no. 2-66906)

                                INDEX TO EXHIBITS

99.(a) Amended and Restated Declaration of Trust of John Hancock Strategic Series dated March 8, 2005.#####

99.(a).1 Amendment to Declaration of Trust, effective July 1, 2005, regarding change of address of principal place of business.+

99.(b)    By Laws. Amended and Restated By-Laws dated March 8, 2005.#####

99.(c) Instruments Defining Rights of Security Holders, see Exhibit 99.(a) and 99.(b).

99.(d) Investment Advisory Contracts. Investment Advisory Agreement between John Hancock Advisers, Inc. and the Registrant on behalf of John Hancock Intermediate Maturity Government Fund.*

99.(d).1 Investment Management Contract between John Hancock Advisers, Inc. and the Registrant on behalf of John Hancock Government Income Fund and John Hancock Yield Bond Fund dated August 30, 1996.**

99.(d).2 Amendment to Investment Management Contract between John Hancock Advisers, Inc. and the Registrant on behalf of John Hancock Investment Grade Bond Fund dated June 7, 2005.+

99.(d).3 Sub-Advisory Agreement dated December 31, 2005 between the Registrant, John Hancock Advisors, LLC and Sovereign Asset Management LLC.+

99.(e) Underwriting Contracts. Distribution Agreement between John Hancock Broker Distribution Services, Inc. and the Registrant.*

99.(e).1 Form of Soliciting Dealer Agreement between John Hancock Funds, Inc. and the John Hancock funds.#####

99.(e).2 Form of Financial Institution Sales and Service Agreement between John Hancock Funds, Inc. and the John Hancock funds.*

99.(e).3  Amendment to Distribution Agreement dated August 30, 1996.**

99.(f)    Bonus or Profit Sharing Contracts. Not Applicable.

99.(g) Custodian Agreement between John Hancock Mutual Funds and Bank of New York dated September 10, 2001.*******

99.(h) Other Material Contracts. Amended and Restated Master Transfer Agency and Service Agreement between John Hancock Funds and the John Hancock Signature Services, Inc. dated June 1, 1998.****

99.(h).1 Service Agreement between Charles Schwab & Co., Inc. and John Hancock High Yield Bond Fund, Class A, John Hancock Funds, Inc. and John Hancock Signature Services, Inc.******

99.(h).2 Amendment to The Amended and Restated Master Transfer Agency and Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. Anti-Money Laundering and Privacy dated June 1, 1998 effective July 1, 2003.##

99.(h).3 Amendment to The Amended and Restated Master Transfer Agency and Service Agreement dated June 1, 1998 between the John Hancock Funds and John Hancock Signature Services, Inc. effective July 1, 2004.#####

99.(h).4 Amendment dated March 8, 2005 effective April 1, 2005 to the Accounting and Legal Services Agreement.+

99.(h).5 Agreement and Plan of Reorganization dated November 20, 2005 by and between John Hancock Bond Trust on behalf of its series, John Hancock High Yield Fund (the "Acquiring Fund") and John Hancock Strategic Series on behalf of its series John Hancock High Income Fund (the "Acquired Fund").+

99.(i)    Legal Opinion.+

99.(j)    Other Opinions.Auditors Consents.+

99.(k)    Omitted Financial Statements.  Not Applicable.

99.(l)    Initial Capital Agreements.  Not Applicable.

99.(m) Rule 12b-1 Plan. Rule 12b-1 Plans for Class A and Class B Shares for John Hancock Intermediate Maturity Government Fund dated December 22, 1994.*

99.(m).1 Rule 12b-1 Plans for Class A and Class B Shares for John Hancock High Yield Bond Fund dated August 30, 1996.**

99.(m).2 Rule 12b-1 Plans for Class A and Class B Shares for John Hancock Government Income Fund dated August 30, 1996.**

99.(m).3 Rule 12b-1 Plans for Class C Shares for John Hancock High Yield Bond Fund dated May 1, 1998.****

99.(m).4 Rule 12b-1 Plans for Class C Shares for John Hancock Intermediate Government Fund dated April 1, 1999.*****

99.(m).5 Rule 12b-1 Plans for Class C Shares for John Hancock Government Income Fund dated April 1, 1999.*****

99.(n) John Hancock Funds Class A, Class B, Class C amended and restated Multiple Class Plan pursuant to Rule 18f-3.***

99.(n).1 John Hancock Funds Class A, Class B, Class C, and Class I shares amended and restated Multiple Class Plan pursuant to Rule 18f-3.#####

99.(p) Code of Ethics. John Hancock Advisers, LLC and each of the John Hancock Funds (together called "John Hancock Funds") dated May 1, 2004.###

99.(p).1 Code of Ethics for the Independent Directors/Trustees of the John Hancock Funds dated December 6, 2005.+

99.(p).2 Code of Ethics. John Hancock Advisers, LLC, Sovereign Asset Management LLC, John Hancock Funds, LLC and each of the John Hancock Funds (together called "John Hancock Funds") dated July 1, 2006.+

* Previously filed electronically with Registration Statement and/or post-effective amendment number 30 file nos. 811-03006 and 2-66906 on May 15, 1995, accession number 0000950135-95-001202.

** Previously filed electronically with post-effective amendment number 36 (file nos. 811-3006 and 2-66906) on February 28, 1997, accession number 0001010521-97-000232.

*** Previously filed electronically with post-effective amendment number 41 (file nos. 811-3006 and 2-66906) on July 6, 1998, accession number 0001010521-98-000288.

**** Previously filed electronically with post-effective amendment number 44 (file nos. 811-3006 and 2-66906) on March 26, 1999, accession number 0001010521-99-000167.

***** Previously filed electronically with post-effective amendment number 45 (file nos. 811-3006 and 2-66906) on September 27, 1999, accession number 0001010521-99-000345.

****** Previously filed electronically with post-effective amendment number 47 (file nos. 811-3006 and 2-66906) on September 25, 2000, accession number 0001010521-00-000424.

******* Previously filed electronically with post-effective amendment number 50 (file nos. 811-3006 and 2-66906) on October 25, 2001, accession number 0001010521-01-500236.

# Previously filed electronically with post-effective amendment number 51 (file nos. 811-3006 and 2-66906) on July 25, 2002, accession number 0001010521-02-000236.

## Previously filed electronically with post-effective amendment number 55 (file nos. 811-3006 and 2-66906) on September 29, 2003, accession number 0001010521-03-000315.

### Previously filed electronically with post-effective amendment number 56 (file nos. 811-3006 and 2-66906) on July 26, 2004, accession number 0001010521-03-000152.

#### Previously filed electronically with post-effective amendment number 57 (file nos. 811-3006 and 2-66906) on September 29, 2004, accession number 0001010521-04-000223.

##### Previously filed electronically with post-effective amendment number 58 (file nos. 811-3006 and 2-66906) on September 14, 2005, accession number 0001010521-05-000407.

+       Filed herewith.